Filed Pursuant to Rule 497(c)

Under the Securities Act of 1933,

As Amended, File No. 333-163881

Prospectus

SecurePath for Life Product

This prospectus describes the SecurePath for Life Product, a flexible premium deferred annuity (the “Product” or the “Contract”) offered by Transamerica Life Insurance Company (“TLIC”) in all jurisdictions except New York, or by Transamerica Financial Life Insurance Company (“TFLIC”) in all jurisdictions, including New York. The Contract may be offered as an individual annuity contract or as an interest in a group annuity contract. (When the Contract is offered as a group annuity, “Contract” also refers to any certificate providing rights and benefits to an individual Participant designated in the certificate under the group annuity contract.) Unless otherwise specified, references to a “Company” refer to the applicable issuing company of a Contract. The Contractholder should refer to the first page of the policy form for the name of the Company issuing the Contract.

This prospectus describes important features of the SecurePath for Life Product and what you should consider before investing in the Product. The SecurePath for Life Product or certain of its investment options or features may not be available in all states. Various rights and benefits may differ between states to meet applicable laws and regulations. For more information about variations applicable to your state please refer to your Contract.

The Contracts are sold by the Company to retirement plans and accounts qualifying for federal tax benefits under sections 401, 403(b), 408, 408A or 457 of the Internal Revenue Code of 1986, as amended (the “Code”). Eligible investors may make contributions to the Contract subject to the Company’s underwriting guidelines and the Code. Currently, the SecurePath for Life Product is available to fund:

•	an employment based retirement plan or arrangement;

•	a custodial account established as an Individual Retirement Account (“IRA”), that holds an annuity.

Participant contributions will be directed to an applicable Variable Investment Option based upon the Participant’s age. Each Variable Investment Option is a subaccount of Separate Account VA FF, in the case of Contracts issued by TLIC, or TFLIC Pooled Account No. 44, in the case of Contracts issued by TFLIC. The Variable Investment Options currently available to participants invest in underlying target retirement date mutual funds. Currently, participant contributions will be directed to a Variable Investment Option that invests in one of a series of Vanguard Target Retirement Funds offered through the Vanguard Group, Inc.

To learn more about the Contracts and the Variable Investment Options, you can obtain a copy of the Statement of Additional Information (“SAI”) dated the date of this prospectus. The SAI has been filed with the U.S. Securities and Exchange Commission (“SEC”) and is incorporated into this prospectus by reference. The SAI’s table of contents can be found in Section 10 of this prospectus. The Company may also file other reports with the SEC. You may obtain these documents from the Company without charge by calling (800) 755-5801 (for retirement plan participants) or (866) 306-6343 (for IRA participants). You can also obtain copies of these documents from our website at www.trsretire.com or from the Securities and Exchange Commission’s website at http://www.sec.gov.

This prospectus sets forth the basic information that you should know before investing. Please keep this prospectus for future reference. The accompanying prospectuses for the underlying mutual funds contain important information about the mutual funds. When you invest in a Variable Investment Option, you should read the underlying mutual fund prospectus and keep it for future reference.

This prospectus does not constitute an offer to sell or solicitation of an offer to buy the Contracts in any jurisdiction in which such offer may not be lawfully made. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

May 1, 2014

Glossary

The following is a glossary of key terms used in this Prospectus. These terms may be used throughout the Prospectus in the descriptions of the benefits and features of the SecurePath for Life Product.

Account:    An account maintained for a Contractholder or Participant, as applicable, in which is recorded the number of Units held.

Account Value:    The total value of an Account, equal to the value of the investment in a Variable Investment Option. The Account Value will go up or down based on the performance of the Variable Investment Options.

Accumulation Period:    The Accumulation Period for each Participant is the period during which the Participant may make Contributions into the Participant’s Account. It begins when the Participant makes an initial Contribution into the Account and ends on the Participant’s Annuity Purchase Date, or earlier termination or full withdrawal of the Account.

Annual Period:    Each Annual Period for purposes of withdrawal of the Guaranteed Income Amount runs from the date of the Participant’s birthday to the last Business Day immediately preceding the Participant’s next birthday.

Annual Step-Up:    The date that the Participant’s Income Base is increased to the Account Value if, as of that date, the Account Value is greater than the Income Base. The Annual Step-Up takes place as of the Participant’s Birthday each year, or, if this date is not a Business Day, then the Annual Step-Up will be the next Business Day immediately after the Participant’s birthday.

Annuity Purchase Date:    The date a Participant elects to purchase a Fixed Annuity.

Beneficiary:    The person(s) or entity that a Participant selects to receive the Death Benefit.

Benefit Age:    The Benefit Age is equal to either: (i) the age of the Participant as of the Participant’s last birthday if single life coverage is elected; or (ii) the age of the younger of the Participant or the Participant’s spouse as of each of their last birthdays if joint coverage is elected.

Blended Guaranteed Income Rate:    A weighted average of the Guaranteed Income Rates applicable with respect to each Incremental Contribution. The Blended Guaranteed Income Rate is used to determine the Guaranteed Income Amount for an Annual Period. Incremental Contributions after a change in the Guaranteed Income Rate Table and/or after the Lock-In Date may establish a Blended Guaranteed Income Rate, as further described in “Section 3 — Guaranteed Income Amount — Blended Guaranteed Income Rate.”

Business Day:    A day on which the New York Stock Exchange is open for business. A Business Day ends as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). A Business Day may close earlier than 4:00 p.m. Eastern Time if regular trading on the New York Stock Exchange closes earlier.

Code:    The Internal Revenue Code of 1986, as amended.

Contract:    The individual or group variable annuity contracts offered by the Company as described in this Prospectus.

Contractholder:    The individual, employer, trust or association to which an annuity contract has been issued.

Contribution:    The amount contributed to the SecurePath for Life Product on behalf of a Participant. Contributions may include Participant contributions, Plan sponsor contributions, and transfers (including rebalancing transfers). Generally, subject to limits of the Code, the terms of the Contract, and, if applicable, the employer’s Plan, a Participant can make additional Contributions at any time during the Accumulation Period.

Death Benefit:    Upon a Participant’s death during the Accumulation Period, the Beneficiary designated by the Participant is entitled to receive the Account Value as the death benefit.

ERISA:    The Employee Retirement Income Security Act of 1974, as amended.

Excess Withdrawal:    A withdrawal that reduces the Participant’s Income Base. Prior to the Lock-In Date, all withdrawals are Excess Withdrawals. After the Lock-In Date, withdrawals in excess of the Guaranteed

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Income Amount for an Annual Period will constitute Excess Withdrawals (subject to an exception for certain required minimum distributions). See “Section 3 — Guaranteed Income Amount.”

Fixed Annuity:    An annuity with payments which remain fixed throughout the payment period and which do not reflect the investment experience of a separate account.

Guaranteed Income Amount:    Under the terms of the SecurePath for Life Product, an amount that a Participant may receive each Annual Period for the Participant’s life (or if the Participant has elected joint coverage, for the lives of the Participant and the Participant’s spouse), first as withdrawals from the Account Value and, if necessary, as payments from the Company. The Guaranteed Income Amount equals a Participant’s Blended Guaranteed Income Rate multiplied by the Income Base, and will be adjusted to reflect subsequent Contributions, Excess Withdrawals, and changes in the Income Base as of the Annual Step-Up. See “Section 3 — Guaranteed Income Amount.”

Guaranteed Income Rate:    The percentage rate applicable to an Incremental Contribution as set forth in the applicable Guaranteed Income Rate Table. At the Lock-In Date and thereafter, each Incremental Contribution (whether it occurred before or after the Lock-In Date) will be attached to a Guaranteed Income Rate based upon: (i) the applicable Guaranteed Income Rate Table at the time the Incremental Contribution was made, (ii) the Benefit Age of the Participant at the Lock-In Date, or at the time of the Incremental Contribution if it is made after the Lock-In Date, and (iii) whether the Participant has elected single life or joint coverage.

Guaranteed Income Rate Table:    A table of Guaranteed Income Rates applicable under the SecurePath for Life Product, which vary based on the Participant’s Benefit Age and the election of single life or joint coverage.

Guarantee Value:    The Guarantee Value shall be equal to the present value of the aggregate Guaranteed Income Amount payments assuming: (i) the Guaranteed Income Amount is calculated based upon the Income Base as of the effective date of the distribution; (ii) if the Participant has not yet established a Lock-In Date, the Participant establishes a Lock-In Date on the later of the Participant’s next birthday or the Participant’s 65th birthday; (iii) mortality assumptions are based on the Annuity 2000 Basic mortality table with projection; and (iv) the interest rate is based on the 10-year Treasury constant maturity rate + 2.00%, as of the effective date. See “Section 3 — Guaranteed Income Amount — Portability.”

Income Base:    The Income Base is used to determine the Guaranteed Income Amount. A Participant’s Income Base is equal to the initial Contribution to the Participant’s Account, and is subsequently adjusted for (i) additional Contributions, (ii) withdrawals and transfers out of the Account that constitute Excess Withdrawals, and (iii) the Annual Step-Up. See “Section 3 — Guaranteed Income Amount — Income Base.”

Income Base Adjustment:    The amount by which the Income Base is reduced with respect to an Excess Withdrawal. See “Section 3 — Guaranteed Income Amount.”

Incremental Contribution:    That portion of a Contribution that exceeds any Outstanding Excess Withdrawals at the time of Contribution. For avoidance of doubt, the first Contribution to the SecurePath for Life Product is an Incremental Contribution.

IRA:    An Individual Retirement Account within the meaning of Section 408 or 408A of the Code. This Contract must be issued to a custodial account established as an IRA.

Lock-In Date:    The Business Day that a Participant elects to lock in the Guaranteed Income Amount under the SecurePath for Life Product. A Participant must be at least age 55 to elect a Lock-In Date.

Maturity Date:    The latest date on which the Company may begin to make annuity payments to an IRA Participant. The Maturity Date is the earlier of the date of the IRA Participant’s 105th birthday, or the applicable date specified under the Contract.

Outstanding Excess Withdrawals:    The total amount of outstanding Excess Withdrawals that have not been paid back by a subsequent Contribution. A record of Outstanding Excess Withdrawals is maintained from the time of the Participant’s initial Contribution until the Participant has made an Excess Withdrawal depleting the Account Value to zero.

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Participant:    An individual participant under a Contract issued to or adopted by the individual’s employer or plan sponsor or an individual participating under a Contract issued to a custodial account established as an IRA.

Plan:    A retirement plan or program under which benefits are to be provided pursuant to a Contract from amounts contributed by the Plan sponsor or by Plan Participants.

Pooled Account:    For TFLIC Contracts — Contributions allocated to the Variable Investment Options are held by TFLIC in a separate account called TFLIC Pooled Account No. 44. For TLIC Contracts — Contributions allocated to the Variable Investment Options are held by TLIC in a separate account called Separate Account VA FF. A Pooled Account is a segregated asset account of the Company; its assets are not commingled with the general assets and obligations of the Company.

SecurePath Service Center:    Participants should contact their retirement services provider at the below address.

Transamerica Retirement Solutions
4333 Edgewood NE Rd.
Cedar Rapids, IA 52499
1-800-755-5801

Settlement Phase:    A Participant’s interest in the SecurePath for Life Product enters the Settlement Phase during any Annual Period after the Lock-In Date that the Participant’s Account Value declines to zero if the Participant’s Income Base is greater than zero at that time. See “Section 3 — Guaranteed Income Amount — Settlement Phase.”

Statement of Additional Information:    A document containing certain additional information about the Contract. The Statement of Additional Information has been filed with the Securities and Exchange Commission, and it is legally a part of this Prospectus.

Target Date Funds:    The Vanguard Target Retirement Funds, which are registered mutual funds made available by the Vanguard Group.

TCI:    Transamerica Capital, Inc., a registered broker-dealer, and an affiliate of the Company.

TFLIC:    Transamerica Financial Life Insurance Company, a New York life insurance company.

TLIC:    Transamerica Life Insurance Company, an Iowa life insurance company.

Unit:    The measure by which a Participant’s Account Value is determined.

Underlying Funds:    The registered mutual funds that are purchased by the Variable Investment Options pursuant to the terms of the Contracts, including the Target Date Funds. See “Section 2 — Investment Options.”

Variable Investment Option:    When a Participant makes Contributions to an Account, those Contributions are directed to a Variable Investment Option based upon the Participant’s birth year. Each Variable Investment Option holds shares of an Underlying Fund. These shares are held in the Pooled Account. The division of the Pooled Account that invests in a particular Underlying Fund may also be referred to as a subaccount of the Pooled Account.

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Summary of Contract Expenses

Fees and Expenses

The following table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Underlying Fund fees and expenses. State premium taxes(1) may also be deducted upon the purchase of a Fixed Annuity under the Contract.

	Maximum	Current
Annual Contract Fee(2)	$50	$0
Pooled Account Annual Expenses (as a percentage of average account value)
Mortality and Expense Risk Fees	0.10%	0.10%
Administrative Fees	0.45%	0.45%
Guaranteed Income Benefit Charge(3)	1.40%	0.90%
Total Pooled Account Annual Expenses	1.95%	1.45%

(1)	State premium taxes currently range from 0% to 3.5%.

(2)

The Company reserves the right to deduct an annual contract charge from a Participant’s Account in accordance with the provisions of the Contract. The Company has no present intention to impose such a charge, but it may do so in the future.

(3)	The Company reserves the right to charge a maximum guaranteed income benefit charge of up to 1.40% upon 90 days’ prior written notice of the change.

The next item shows the minimum and maximum total operating expenses charged by the Underlying Funds during the Funds’ last fiscal year that you may pay periodically during the time that you own the Contract. More detail concerning each Underlying Fund’s fees and expenses is contained in the Prospectus for each Underlying Fund.

	Lowest	Highest
Total Annual Underlying Fund Operating Expenses(4)(5)(6)	0.16%	0.42%

(4)

The portfolio operating expenses used to prepare this table were provided to the Company by the Underlying Funds. The Company has not independently verified such information. Current or future expenses may be greater or less than those shown.

(5)

The Target Date Funds are asset allocation funds that invest in other underlying mutual funds — i.e., each Target Date Fund is a “fund of funds.” A “fund of funds” typically allocates its assets, within predetermined percentage ranges, among certain other mutual fund portfolios (each such portfolio an “acquired fund”). In determining the range of portfolio operating expenses, the Company took into account the combined actual expenses for each Target Date Fund and the portfolios in which it invests. The combined expense information presented here reflects the acquired fund fees and expenses — including management fees and other expenses — borne by the Target Date Funds. See the prospectus for the Target Date Funds for a presentation of the applicable acquired fund fees and expenses.

(6)

These expenses include the operating expenses of Transamerica Money Market VP, which is not available for allocations or transfers, but may be used for temporary investment. Please see the “Money Market Variable Investment Option for Temporary Investment” section for more details. In order to avoid a negative yield, the Money Market VP’s adviser, Transamerica Asset Management, Inc., or any of its affiliates may waive fees or reimburse expenses of the Underlying Fund. Any such waiver or expense reimbursement would be voluntary, could be discontinued at any time, and is subject in certain circumstances to reimbursement by the Underlying Fund to Transamerica Asset Management or its affiliates. There is no guarantee that the Portfolio will be able to avoid a negative yield.

Expense Examples

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include pooled account annual expenses and Underlying Fund fees and expenses.

The example assumes that you invest $10,000 in the Contract for the time periods indicated, and that you withdraw the full Account Value from your Account at the end of the period. The example also assumes that your investment has a 5% return each year (the assumption of a 5% return is required by the SEC for this example and is not a prediction of any Variable Investment Option’s future performance), and assumes the

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maximum fees and expenses of any of the Underlying Funds. The first example assumes that we charge the maximum Total Pooled Account Annual Expenses of 1.95%, and the second example assumes that we charge the current Total Pooled Account Annual Expenses of 1.45%.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example 1: Maximum Charges

After 1 Year	After 3 Years	After 5 Years	After 10 Years
$240	$739	$1,265	$2,706

Example 2: Current Charges

After 1 Year	After 3 Years	After 5 Years	Account 10 Years
$190	$588	$1,011	$2,190

Condensed Financial Information

The following tables list the accumulation unit value information for the Variable Investment Options as of December 31, 2013.

Transamerica Financial Life Insurance Company Pooled Account No. 44

Variable Investment Option	Year	Beginning Unit Value		Ending Unit Value	Units Outstanding
SecurePath for Life 2030	2013	$10.00	(1)	$11.68	100
SecurePath for Life 2025	2013	$11.51		$13.41	25,048
	2012	$10.31		$11.51	22,971
	2011	$10.49		$10.31	16,896
	2010	$10.00		$10.49	100
SecurePath for Life 2020	2013	$11.46		$13.08	6,415
	2012	$10.35		$11.46	1,643
	2011	$10.42		$10.35	862
	2010	$10.00		$10.42	100
SecurePath for Life 2015	2013	$11.41		$12.71	31,596
	2012	$10.39		$11.41	32,644
	2011	$10.36		$10.39	1,552
	2010	$10.00		$10.36	100
SecurePath for Life 2010	2013	$11.37		$12.22	26,579
	2012	$10.47		$11.37	27,112
	2011	$10.27		$10.47	3,839
	2010	$10.00		$10.27	100
SecurePath for Life Retirement Income	2013	$11.21		$11.72	100
	2012	$10.51		$11.21	100
	2011	$10.13		$10.51	100
	2010	$10.00		$10.13	100

(1)	Commencement of Operations was January 3, 2013, with a beginning unit value of $10.00.

Transamerica Life Insurance Company Separate Account VA FF

Variable Investment Option	Year	Beginning Unit Value		Ending Unit Value	Units Outstanding
SecurePath for Life 2030	2013	$10.00	(1)	$11.68	100
SecurePath for Life 2025	2013	$11.51		$13.40	196,002
	2012	$10.30		$11.51	71,748
	2011	$10.49		$10.30	8,151
	2010	$10.00		$10.49	100
SecurePath for Life 2020	2013	$11.45		$13.07	117,143
	2012	$10.34		$11.45	58,845
	2011	$10.42		$10.34	50,130
	2010	$10.00		$10.42	100

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Variable Investment Option	Year	Beginning Unit Value	Ending Unit Value	Units Outstanding
SecurePath for Life 2015	2013	$11.41	$12.71	211,103
	2012	$10.39	$11.41	103,161
	2011	$10.36	$10.39	57,676
	2010	$10.00	$10.36	100
SecurePath for Life 2010	2013	$11.37	$12.22	56,470
	2012	$10.47	$11.37	40,637
	2011	$10.27	$10.47	16,496
	2010	$10.00	$10.27	100
SecurePath for Life Retirement Income	2013	$11.21	$11.70	22,428
	2012	$10.51	$11.21	21,684
	2011	$10.13	$10.51	19,523
	2010	$10.00	$10.13	100

(1)	Commencement of Operations was January 3, 2013, with a beginning unit value of $10.00.

Summary of Sections 1-10

Section 1 — The Contracts

The SecurePath for Life Product is a variable annuity contract issued by the applicable Company. The Contracts are designed and offered as funding vehicles for retirement plans or accounts qualifying for federal tax benefits under Section 401, 403(b), 408, 408A or 457 of the Code. These “tax-qualified plans” include custodial accounts established as IRAs and certain employment based retirement plans and arrangements. Please note: Purchasing the Contract as an investment vehicle for a “tax-qualified plan” does not provide any additional tax advantage beyond that already available through a “tax-qualified plan.” The tax advantages available with this Contract may exist solely from its purchase through retirement plans or accounts qualifying for federal tax benefits under 401, 403(b), 408, 408A or 457 of the Code.

The Contract may be offered as an individual annuity contract or as an interest in a group annuity contract. When the Contract is issued as a group annuity contract to a Plan Contractholder, the Contractholder is the employer, trust or association, and an individual Participant will have rights and benefits governed by the Contract issued to the Plan Contractholder and the terms of the applicable Plan. For the Contract to be used for an IRA, it must be issued to a custodial account.

Section 2 — Investment Options

Upon selecting participation in the SecurePath for Life Product, a Participant will be assigned to a Variable Investment Option based on the Participant’s birth year (a Participant will not have the ability to select another option). The Variable Investment Option in turn invests in a Target Date Fund. The following table shows how a Participant would be assigned to a particular Variable Investment Option and also shows the corresponding Vanguard Target Date Fund for that Variable Investment Option.

Birth Year of Participant	Variable Investment Option	Target Date Fund
1983 or later	SecurePath for Life 2050	Vanguard Target Retirement 2050 Fund Investor Shares
1978-1982	SecurePath for Life 2045	Vanguard Target Retirement 2045 Fund Investor Shares
1973-1977	SecurePath for Life 2040	Vanguard Target Retirement 2040 Fund Investor Shares
1968-1972	SecurePath for Life 2035	Vanguard Target Retirement 2035 Fund Investor Shares
1963-1967	SecurePath for Life 2030	Vanguard Target Retirement 2030 Fund Investor Shares
1958-1962	SecurePath for Life 2025	Vanguard Target Retirement 2025 Fund Investor Shares

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Birth Year of Participant	Variable Investment Option	Target Date Fund
1953-1957	SecurePath for Life 2020	Vanguard Target Retirement 2020 Fund Investor Shares
1948-1952	SecurePath for Life 2015	Vanguard Target Retirement 2015 Fund Investor Shares
1943-1947	SecurePath for Life 2010	Vanguard Target Retirement 2010 Fund Investor Shares
1942 or earlier	SecurePath for Life Retirement Income	Vanguard Target Retirement Income Fund Investor Shares

Depending upon market conditions, a Participant may earn or lose money in any of the Variable Investment Options. A Participant’s Account Value will vary based upon the investment experience of the Underlying Funds. Past performance is no guarantee of future results.

Section 3 — Guaranteed Income Amount

The SecurePath for Life Product guarantees a Participant’s ability to receive a designated amount (called the Guaranteed Income Amount) from the SecurePath for Life Product during each Annual Period for life, first as withdrawals from the Account Value and, if necessary, as payments from the Company. The Guaranteed Income Amount is the maximum amount that can be withdrawn each Annual Period without affecting future Guaranteed Income Amounts and is calculated by multiplying the Blended Guaranteed Income Rate by the Income Base. The Income Base is equal to the initial Contribution to the Variable Investment Option, and is thereafter increased by subsequent Contributions and reduced for certain withdrawals that are considered to be Excess Withdrawals. Each Excess Withdrawal reduces the Income Base by the amount of the Income Base Adjustment, which is at least equal to the amount of the Excess Withdrawal but could be higher than the amount of the Excess Withdrawal under certain circumstances. Excess Withdrawals reduce a Participant’s Guaranteed Income Amount for future periods, and an Excess Withdrawal that reduces the Participant’s Income Base to zero would terminate the guaranteed minimum withdrawal benefit. On the Annual Step-Up each year, if the Participant’s Account Value exceeds the current Income Base, then the Income Base will be increased to the Account Value.

The SecurePath for Life Product is designed to provide an annual income amount for life. Before starting withdrawals of the Guaranteed Income Amount by electing a Lock-In Date, a Participant must attain age 55 (a spouse must also attain age 50 for the Participant to begin withdrawals of the Guaranteed Income Amount under joint coverage). Any withdrawal of the Guaranteed Income Amount from the Participant’s Account is subject to applicable limitations of the Participant’s retirement plan arrangements as well as the provisions of the Code. Retirement plans typically permit withdrawals from the Plan only upon severance of employment, death, disability, attaining a minimum age, or for certain hardship withdrawals. A penalty tax may be payable under the Code upon the early withdrawal of amounts from an Account to the extent they are also withdrawn from the Plan. See “Section 9 — Tax Information.”

The Company has currently established a Guaranteed Income Rate Table under which the Guaranteed Income Rates start at 3.50% at age 55 for single life coverage, increase by 0.1% per year of age until reaching a maximum Guaranteed Income Rate of 5.5% at age 75 for single life coverage. The Company reserves the right to establish one or more new Guaranteed Income Rate Tables under which the Guaranteed Income Rates could be increased or reduced. Any change to the Guaranteed Income Rate Table will only affect future Incremental Contributions to the Contract. An Incremental Contribution is that portion of a Contribution that exceeds Outstanding Excess Withdrawals at the time of the Contribution.

The Blended Guaranteed Income Rate will initially be determined when the Participant chooses to lock-in the guaranteed lifetime withdrawal benefit on the Lock-In Date, and is calculated based upon the weighted average of the Guaranteed Income Rates applicable to each Incremental Contribution made to the SecurePath for Life Product (which Guaranteed Income Rates will be different if the Participant has contributed under different Guaranteed Income Rate Tables). The Guaranteed Income Rate applicable to an Incremental Contribution depends on the applicable Guaranteed Income Rate Table at the time the Incremental Contribution was made, the Participant’s Benefit Age on the Lock-In Date (or at the time of the Incremental Contribution if it is made after the Lock-In Date), and whether the Participant has elected single life or joint coverage. The calculation of the

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Blended Guaranteed Income Rate is designed to prevent Participants from making Excess Withdrawals solely to re-deposit as a Contribution at a higher Guaranteed Income Rate. Because of this feature, Participants should note that a Contribution may be attached to a Guaranteed Income Rate different than that in the currently effective Guaranteed Income Rate Table if the Participant has made previous Excess Withdrawals.

Joint coverage is optional and may be elected for no additional charge. Under joint coverage the Guaranteed Income Rate under the current Table is 0.5% lower than the Guaranteed Income Rate under single life coverage, and the Participant’s Benefit Age will be based on the age of the younger of the Participant or the Participant’s spouse.

The Guaranteed Income Amount will be determined on the Lock-In Date based on the applicable Blended Guaranteed Income Rate multiplied by the Income Base. In order to establish a Lock-In Date, the Guaranteed Income Amount must equal at least $250.

Please note: A Participant cannot carryover any portion of his/her Guaranteed Income Amount that is not withdrawn during an Annual Period for withdrawal in a future Annual Period. This means that if a Participant does not take the full Guaranteed Income Amount during an Annual Period, then that Participant cannot take more than the Guaranteed Income Amount in the next Annual Period without affecting the Income Base used to calculate the Guaranteed Income Amount.

Of course, a Participant can always withdraw or transfer out, at the Participant’s discretion and subject to the terms of the retirement plan arrangement, an amount up to the Participant’s Account Value in the SecurePath for Life Product.

A Plan Contractholder may exercise certain rights under the Contract that may affect Participants, including termination of the Contract or termination of the Plan. Such a forced distribution from the Contract may negatively impact any guarantee provided by SecurePath for Life, including the receipt of the Guaranteed Income Amount. Participants in a Plan may be eligible to rollover to an IRA Contract upon severance from employment or upon termination of the Contract by the Plan Contractholder.

Section 4 — Contributions

For certain Contracts, a Participant may only make Contributions to the SecurePath for Life Product at the beginning of the calendar year the Participant will turn age 50. Other Contracts may allow for Contributions to the SecurePath for Life Product without age restriction. A minimum Account Value of $2,000 may be required to rollover to a SecurePath for Life IRA. Otherwise, there is no minimum amount required to invest in the SecurePath for Life Product. Generally, subject to the Code and the terms of the applicable retirement arrangement, Participants can make additional Contributions at any time during the Accumulation Period. However, after the Lock-In Date, a Participant may make additional Contributions to the Account, subject to a minimum contribution of $5,000 under a Plan or $2,000 for an IRA.

If a Participant takes a complete withdrawal from the SecurePath for Life Product, the Company may restrict the right to allocate additional Contributions to the SecurePath for Life Product for up to 1 year after the complete withdrawal. The Company reserves the right to cease accepting new Contributions under a Contract at any time.

The Code prescribes various limitations on the maximum amounts which may be contributed by or on behalf of a Participant in a Plan or IRA. See “Section 9 — Tax Information” for more details.

Section 5 — Charges

The Company assesses daily charges against the net assets of the Variable Investment Options, consisting of mortality and expense risk fees, administrative charges, and guaranteed income benefit charges. The Contracts are currently subject to a charge at an annual rate of 1.45%.

In addition, a Participant will bear the expenses associated with the Underlying Funds, including investment advisory fees and other expenses, that are deducted from the assets of the Underlying Fund.

The Company reserves the right to deduct an annual contract charge not to exceed $50 from a Participant’s Account.

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Section 6 — Transfers and Withdrawals

Participants will be assigned to a Variable Investment Option, and will not be permitted to transfer their Account Value between different Variable Investment Options available under the Contract.

A Participant may, however, withdraw or transfer out all or a portion of the amount credited to the Participant’s Account at any time during the Accumulation Period and prior to his or her death. Any withdrawal or transfer from the Participant’s Account is subject to applicable limitations of the Participant’s retirement plan arrangements as well as the provisions of the Code. Retirement plans typically permit withdrawals from the Plan only upon severance of employment, death, disability, attaining a minimum age, or for certain hardship withdrawals.

There are no withdrawal fees, surrender fees, or redemption charges under the Contract, but a Participant may be restricted from allocating new Contributions to the SecurePath for Life Product for up to one year after a complete withdrawal or transfer out of the Participant’s Account. A penalty tax may be payable under the Code upon the early withdrawal of amounts from an Account to the extent they are also withdrawn from the Plan.

A Plan Participant that wishes to access amounts in the SecurePath for Life Product in order to fund a Plan loan will be required to initiate a transfer out of the SecurePath for Life Product. Such a transfer will constitute an Excess Withdrawal for purposes of calculating the Income Base, and therefore reduce the Guaranteed Income Amount available to the Participant for future periods.

Please note: Transfers out of the Account will be considered withdrawals for purposes of determining the Income Base used to calculate the Guaranteed Income Amount. In addition, withdrawals that constitute Excess Withdrawals will reduce the Income Base and, therefore, the Guaranteed Income Amount, for future years.

Section 7 — Annuity Options

A Participant may elect to purchase one of several Fixed Annuity payment options, including a Life Annuity Option and a Fixed Period Annuity Option. Please note: A Participant’s investment in the Contract and receipt of the Guaranteed Income Amount will cease upon the election to purchase a Fixed Annuity option.

Section 8 — Death Benefit

If a Participant dies before purchasing a Fixed Annuity, subject to the terms of any underlying Plan, the selected Beneficiary is entitled to receive the Account Value. If the Account Value has been reduced to zero, no death benefit is payable. Certain retirement arrangements may require payment of the Death Benefit in the form of a “qualified pre-retirement survivor annuity” or other payment method. In addition, a surviving spouse may be eligible to continue the investment in the SecurePath for Life Product and to receive payments of the Guaranteed Income Amount.

Section 9 — Tax Information

For a Participant in a traditional IRA Contract, generally all or a portion of amounts withdrawn either as a lump sum or as regular payments are taxed as ordinary income. If the Participant receives any amount under the Contract prior to attainment of age 59 1/2, the Participant generally must pay an additional excise tax of 10% of the amount of the distribution includable in gross income for the taxable year.

For a Participant in a Plan, generally all or a portion of amounts withdrawn either as a lump sum or as regular payments are taxed as ordinary income. Withdrawals prior to severance from employment or attainment of age 59 1/2 may be prohibited or subject to a penalty tax. The effect of federal taxation depends largely upon the type of retirement plan, so a Participant should consult with a tax advisor for more specific information about the tax treatment of Plan withdrawals.

Section 10 — Other Information

In all jurisdictions except New York, the Contracts are issued by Transamerica Life Insurance Company (TLIC), an Iowa insurance company. The Contracts are issued in New York by Transamerica Financial Life Insurance Company, a New York stock life insurance company. Transamerica Capital, Inc. (“TCI”) is the

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principal underwriter and distributor of the Contracts, which will be sold by registered representatives who are also licensed insurance agents of the Company. The Contracts are primarily sold through registered representatives Transamerica Investors Securities Corporation, a broker-dealer affiliate of TCI, who will be licensed insurance agents of the Company.

A Participant who has been issued an individual IRA Contract or certificate may return his or her Contract for a refund, but only if the Participant returns it within a prescribed period, which is generally 10 days (after you receive the Contract), or whatever longer time may be required by state law. This cancellation privilege may not be available for certain employment based retirement plans. The amount of the refund will generally be the amount of the Contribution (for an IRA, the amount of the rollover contribution), plus or minus accumulated gains or losses in the Pooled Account; if state law requires, the Company will refund the original Contribution(s) paid. The Contract will then be deemed void.

Section 1 — The Contracts

Variable Annuity Contracts

The SecurePath for Life Product is a variable annuity contract issued by the Company. Currently, the SecurePath for Life Product is available to fund: (i) an employment based retirement plan or arrangement; and (ii) a custodial account established as an IRA that holds an annuity.

The SecurePath for Life Product provides a benefit that permits a Participant who has elected to lock-in the guaranteed lifetime withdrawal benefit under the Contract to receive a designated amount, called the Guaranteed Income Amount, during each Annual Period for life, first as withdrawals from the Account and, if necessary, as payments from the Company. (A Participant must be at least age 55 to elect a Lock-In Date.) These withdrawals from the Account are guaranteed by the Company, but are not annuity payments.

The Participant is in the Accumulation Period until the Participant elects to purchase a Fixed Annuity. The date that a Participant elects to begin receiving a Fixed Annuity is the Annuity Purchase Date. On the Annuity Purchase Date, the Accumulation Period and the Participant’s allocation to the Variable Investment Options end. An IRA Participant must elect to receive a Fixed Annuity prior to the Maturity Date (typically the IRA Participant’s 105th birthday, or earlier if required by state law). Before the Maturity Date, a Participant may withdraw the Guaranteed Income Amount in lieu of purchasing a Fixed Annuity.

Eligible Purchasers

The Contracts are designed and offered as funding vehicles for retirement plans or accounts qualifying for federal tax benefits under Section 401, 403(b), 408, 408A or 457 of the Code. These may include custodial accounts established as IRAs and certain employment based retirement plans and arrangements.

Because eligible purchasers of these Contracts already receive the benefits of tax deferral without investing in an annuity contract, it is important to understand that a Participant need not make Contributions under a Contract to gain the benefits of tax deferral provided by an IRA or Plan. Therefore, a Participant should carefully review the features and benefits offered under the SecurePath for Life Product, particularly the potential to receive guaranteed lifetime withdrawals of the Guaranteed Income Amount, in considering whether to make Contributions to the Contract, rather than any benefits relating to tax deferral. The tax advantages available with the Contract may exist solely from its purchase through retirement plans or accounts qualifying for federal tax benefits under 401, 403(b), 408, 408A or 457 of the Code.

Ownership

With respect to Plans, the organization purchasing or holding a Contract is the owner of the Contract for the benefit of the Participants. Any eligible Participant who contributes to the Variable Investment Options will be covered by the Contract applicable to a Plan.

A Plan Contractholder may exercise certain rights under the Contract that may affect Participants, including termination of the Contract or termination of the Plan. In addition, certain Plans may contain provisions requiring

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a distribution of a Participant’s Account upon severance from employment. Such a forced distribution from the Contract may negatively impact any guarantees provided by the SecurePath for Life Product, including the receipt of the Guaranteed Income Amount. Upon such a forced distribution, the Company will waive any minimum investment requirements to establish an IRA. A Participant who is not otherwise eligible to rollover the Account Value to an IRA Contract after a forced distribution will receive the greater of the Account Value or the Guarantee Value of the Guaranteed Income Amount benefit, if any. The Guarantee Value shall be calculated based on the present value of the Participant’s future Guaranteed Income Amount payments, determined under specified assumptions as defined in the Glossary.

With respect to IRA Contracts, the Contract is issued to a custodial account established as an IRA. The Contract may be issued as an individual annuity contract or as an interest in a group annuity. If an IRA Contract is issued as a group annuity, then an IRA Participant will receive a certificate shortly after the Participant makes an initial Contribution to the Account, although a Participant may receive the certificate at a later time, as permitted by applicable law. The certificate summarizes the IRA Participant’s benefits under the Contract. As the individual for whom the IRA is established, the IRA Participant is the owner of the Contract and has all decision-making rights under the Contract.

Contributions

The initial Contribution is the amount a Participant contributes under a Contract to purchase the SecurePath for Life Product. A minimum Account Value of $2,000 is generally required to rollover to a SecurePath for Life IRA. Otherwise, there is no minimum amount required to invest in the SecurePath for Life Product. Subject to the terms of an employer-sponsored Plan or IRA, a Participant can make additional Contributions at any time during the Accumulation Period. The Code prescribes various limitations on the maximum amounts which may be contributed by or on behalf of a Participant in a Plan or IRA. See “Section 9 — Tax Information” for more details. In addition, after the Lock-In Date, a Participant may make additional Contributions to the Account, subject to a minimum contribution of $5,000 under a Plan or $2,000 for an IRA.

Contracts issued in respect of 401(a), 401(k), 403(b) and 457 plans will accept Contributions attributable to employer or employee contributions to the Plan, rollovers or transfers to the Plan, or reallocations of existing account balances to the credit of Participants. In the case of the Section 408 or 408A IRA Contract, Contributions will be made at the direction of the Participant.

An Account will be established for each Participant which will record the number of Units held in the applicable Variable Investment Options. Contributions will be directed to the applicable Variable Investment Option based upon the Participant’s birth year.

All Participant Contributions credited to a Participant Account are vested and nonforfeitable. Amounts contributed by employers to a Participant Account, which have not vested pursuant to the terms of the applicable Plan, may be forfeited upon certain events, such as severance from employment, under the vesting requirements set forth in the applicable plan, and subject to the requirements of ERISA. Please refer to “Section 4 — Contributions” for additional information.

Rights of the Participant under the Contract

The Contract permits the Participant to elect his/her Lock-In Date and to establish single life or joint coverage for purposes of receiving the Guaranteed Income Amount, to receive a Fixed Annuity in lieu of receiving the Guaranteed Income Amount, to determine the applicable Fixed Annuity option if desired, to make Contributions, to withdraw all or a portion of the Participant’s Account Value, to transfer or withdraw amounts from the Participant’s Account, and to designate Beneficiaries, subject to employer-sponsored Plan or IRA provisions.

Rights Upon Suspension of Contract or Termination of Plan

Retirement Plan Contracts

In the event that Contributions under a Contract are discontinued, or a Contractholder terminates its Plan or discontinues Contributions for a Participant or changes to a recordkeeper that cannot support the Contract, the Contractholder shall give written notice thereof to the appropriate Participant(s) together with notice of the right of

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the Participant to elect to have the value of his/her Account applied under one of the following options if available under the terms of the Plan: (1) to be held and distributed by the Company in accordance with the terms of the Contract, (2) to be paid to him/her in cash, or (3) to be transferred to an alternate funding vehicle, or (4) to purchase deferred paid-up annuity benefits for participants. As a result of the Plan Contractholder’s actions that cause a suspension of the Contract and/or distribution of the Contractholder’s Account, a Plan Participant may lose the guaranteed lifetime withdrawal benefit, unless the Participant is eligible to rollover to an IRA Contract for the SecurePath for Life Product. Under such circumstances, if a Participant is ineligible to rollover to a SecurePath for Life IRA Contract, the Participant’s Account will be credited with the Guarantee Value, if it exceeds the Account Value. The Guarantee Value represents the present value of the Participant’s future Guaranteed Income Amount payments, determined under specified assumptions as defined in the Glossary.

IRA Contracts

For IRA Contracts, the Participant is the individual for whom the IRA is established. The IRA Participant has all the decision making authority with respect to the IRA account.

All Contracts

If a Participant takes a complete withdrawal from the Account, the Company may restrict the right to make new Contributions as a Participant under a Contract for up to 1 year after the complete withdrawal.

Failure of Qualification

In the event that a Plan, Plan Contractholder or IRA Participant becomes ineligible for any previously applicable tax benefits under the Code, the Company upon notice shall refuse during the period of such ineligibility to accept Contributions with respect to that Plan or Participant. If a Plan fails to meet applicable rules under the Code, the Internal Revenue Service may make the determination to disqualify a Plan, in which case Participants would receive a distribution of assets from the Plan. A failure of qualification under a particular Contract shall have no effect on other issued and outstanding Contracts.

Transfers and Withdrawals

Participants will be assigned to a Variable Investment Option based on the Participant’s birth year, and will not be permitted to transfer their Account Value between different Variable Investment Options available under the Contract.

A Participant may, however, withdraw or transfer out all or a portion of the amount credited to the Participant’s Account at any time during the Accumulation Period and prior to his or her death. Any withdrawal or transfer from the Participant’s Account is subject to applicable limitations of the Participant’s retirement plan arrangements as well as the provisions of the Code. Retirement plans typically permit withdrawals from the Plan only upon severance of employment, death, disability, attaining a minimum age, or for certain hardship withdrawals. Your Plan may permit transfers to other investment options offered by your employer.

There are no withdrawal fees, surrender fees, or redemption charges under the Contract, but the Participant may be restricted from allocating new Contributions to the SecurePath for Life Product for up to one year after a complete withdrawal. A penalty tax may be payable under the Code upon the early withdrawal of amounts from a Participant’s Account to the extent they are also withdrawn from the Plan. Please refer to “Section 6 — Transfers and Withdrawals” for additional information.

Please note: Transfers out of a Participant’s Account will be considered withdrawals for purposes of determining the Income Base used to calculate the Guaranteed Income Amount. In addition, withdrawals that constitute Excess Withdrawals will reduce the Income Base and, therefore, the Guaranteed Income Amount, for future years.

Participants may make withdrawals or transfers out of the SecurePath for Life Product in writing or by telephoning the SecurePath Service Center. All Participants should be aware that a transaction authorized by telephone and reasonably believed to be genuine by the Company may subject the Participant to risk of loss if such instruction is subsequently found not to be genuine. The Company will employ reasonable procedures,

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including requiring Participants to give certain identification information and tape recording of telephone instructions, to confirm that instructions communicated by telephone are genuine. To the extent that the Company fails to use reasonable procedures to verify the genuineness of telephone instructions, the Company may be liable for any losses due to telephone instructions that prove to be fraudulent or unauthorized.

Rights Reserved by the Company

Subject to compliance with applicable laws and, when required by law, approval of the Contractholders and/or Participants and any appropriate regulatory authority, the Company reserves the following rights:

(1) To operate the Variable Investment Options in any form permitted under the Investment Company Act of 1940, as amended (the “1940 Act”), or in any other form permitted by law;

(2) To take any action necessary to comply with or obtain and continue any exemptions from the 1940 Act;

(3) To transfer any assets in a Variable Investment Option to another Variable Investment Option or to one or more separate accounts, or to add, combine or remove Variable Investment Options;

(4) To substitute, for the interests of the Underlying Funds held by any of the Variable Investment Options, interests in another investment company or any other investment permitted by law; and

(5) To make any necessary technical changes in the Contract in order to conform with any of the above-described actions or as may be required or permitted by applicable law affecting the Variable Investment Options or the Contracts.

The Company will exercise its right to make any of these changes when, in its judgment, such change is in the best interests of Contractholders and Participants and/or such change is required under applicable law. In certain circumstances, such as the liquidation of a Target Date Fund, the Company may transfer assets in a Variable Investment Option to the Money Market Variable Investment Option on a temporary basis until an appropriate substitute Variable Investment Option has been made available and approved by any applicable regulatory authorities. In the event that an appropriate substitute Variable Investment Option cannot be made available, a Participant may elect to receive a distribution of the Guarantee Value under the Contract in lieu of a continued investment in the Money Market Variable Investment Option.

Contractholders and Participants will be notified of any material changes in the Contract or in the Variable Investment Options thereunder.

Section 2 — Investment Options

Variable Investment Options

Upon selecting participation in the SecurePath for Life Product, Participant Contributions will be invested in one of the following Variable Investment Options. As a condition to participating in the Contract, a Participant will be assigned to a Variable Investment Option based on the Participant’s birth year. This Variable Investment Option in turn invests in a Target Date Fund. A Participant may not select another Variable Investment Option available under the Contract, and will not have the opportunity to transfer to another Variable Investment Option. The following table shows how a Participant would be assigned to a particular Variable Investment Option, and also shows the corresponding Vanguard Target Date Fund for that Variable Investment Option.

Birth Year of Participant	Variable Investment Option	Underlying Fund
1942 or earlier	SecurePath for Life Retirement Income	Vanguard Target Retirement Income Fund Investor Shares
1943-1947	SecurePath for Life 2010	Vanguard Target Retirement 2010 Fund Investor Shares
1948-1952	SecurePath for Life 2015	Vanguard Target Retirement 2015 Fund Investor Shares

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Birth Year of Participant	Variable Investment Option	Underlying Fund
1953-1957	SecurePath for Life 2020	Vanguard Target Retirement 2020 Fund Investor Shares
1958-1962	SecurePath for Life 2025	Vanguard Target Retirement 2025 Fund Investor Shares
1963-1967	SecurePath for Life 2030	Vanguard Target Retirement 2030 Fund Investor Shares
1968-1972	SecurePath for Life 2035	Vanguard Target Retirement 2035 Fund Investor Shares
1973-1977	SecurePath for Life 2040	Vanguard Target Retirement 2040 Fund Investor Shares
1978-1982	SecurePath for Life 2045	Vanguard Target Retirement 2045 Fund Investor Shares
1983 or later	SecurePath for Life 2050	Vanguard Target Retirement 2050 Fund Investor Shares

Each Target Date Fund pursues its investment objectives by investing in other Vanguard mutual funds according to its current asset allocation strategy. The Vanguard Target Retirement Income Fund invests in other Vanguard mutual funds according to an asset allocation strategy designed for investors currently in retirement. The other Target Date Funds pursue an asset allocation strategy designed for investors planning to retire in or within a few years of the target retirement date. The asset allocation of each Target Date Fund, other than the Retirement Income Fund, will become more conservative over time meaning that the percentage of assets allocated to stocks will decrease while the percentage of assets allocated to bonds and other fixed income investments will increase. Within seven years after the target date noted in the Fund’s name, the Fund’s asset allocation should become similar to that of the Vanguard Target Retirement Income Fund. The Vanguard Target Retirement Income Fund maintains a static asset allocation strategy. The Target Retirement Funds available through the Variable Investment Options under the Contract are designed to manage the risk of the Company in offering the guaranteed lifetime withdrawal benefit to Participants.

Each of the Target Date Funds, other than the Vanguard Target Retirement Income Fund, seeks to provide capital appreciation and current income consistent with its current asset allocation. The Vanguard Target Retirement Income Fund seeks to provide current income and some capital appreciation. The following table describes the approximate target asset allocation of each Target Date Fund. Please see the underlying Target Date Fund’s prospectus for any updates to these target allocations. Information is provided for all Target Date Funds that may become available under the Contract.

Fund	Current Target Asset Allocation
Vanguard Target Retirement Income Fund	Approximately 30% of assets in stocks/approximately 70% in bonds and short-term investments

Vanguard Target Retirement 2010 Fund	Approximately 39% of assets in stocks/approximately 61% in bonds and short-term investments

Vanguard Target Retirement 2015 Fund	Approximately 53% of assets in stocks/approximately 47% in bonds and short-term investments

Vanguard Target Retirement 2020 Fund	Approximately 62% of assets in stocks/approximately 38% in bonds and short-term investments

Vanguard Target Retirement 2025 Fund	Approximately 69% of assets in stocks/approximately 31% in bonds and short-term investments

Vanguard Target Retirement 2030 Fund	Approximately 77% of assets in stocks/approximately 23% in bonds and short-term investments

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Fund	Current Target Asset Allocation

Vanguard Target Retirement 2035 Fund	Approximately 84% of assets in stocks/approximately 16% in bonds and short-term investments
Vanguard Target Retirement 2040 Fund	Approximately 90% of assets in stocks/approximately 10% in bonds and short-term investments
Vanguard Target Retirement 2045 Fund	Approximately 90% of assets in stocks/approximately 10% in bonds and short-term investments

Vanguard Target Retirement 2050 Fund	Approximately 90% of assets in stocks/approximately 10% in bonds and short-term investments

Each Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. To the extent the Target Date Fund invests more of its assets in bonds and short-term investments, it will typically be less volatile than a Target Date Fund investing more of its assets in stocks. See the Prospectus for the Target Date Funds for more information.

Each Target Date Fund is a member of The Vanguard Group. The Vanguard Group Inc., P.O. Box 2600 Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Quantitative Equity Group. Vanguard also serves as investment advisor for each of the underlying funds.

Money Market Variable Investment Option for Temporary Investment

A Money Market Variable Investment Option is not currently available for Participant Contributions. However, a Money Market Variable Investment Option is made available under the Contract solely for the purpose of holding investments on a temporary basis in the event that a Target Date Fund were no longer available, due to liquidation, closure, or otherwise. For example, if a Target Date Fund were to liquidate, assets may be transferred to the Money Market Variable Investment Option on a temporary basis until an appropriate substitute Variable Investment Option has been made available and approved by any applicable regulatory authorities. In the event that an appropriate substitute Variable Investment Option cannot be made available, a Participant may elect to receive a distribution of the Guarantee Value under the Contract in lieu of a continued investment in the Money Market Variable Investment Option.

The Money Market Variable Investment Option invests in Transamerica AEGON Money Market VP, a series of Transamerica Series Trust, a registered investment company. Transamerica AEGON Money Market VP is advised by Transamerica Asset Management, Inc., and is sub-advised by AEGON USA Investment Management, LLC, each an affiliate of the Company. The Fund’s investment objective is to seek maximum current income from money market securities consistent with liquidity and preservation of principal. The Fund invests in high-quality, short-term corporate, bank and government obligations.

Voting Rights

The Company is the legal owner of the shares of the Underlying Funds used by the Variable Investment Options, and as such has the right to elect the directors of the Underlying Funds, to vote upon certain matters that are required by law to be approved or ratified by the shareholders of a mutual fund, and to vote upon any other matter that may be voted upon at a shareholders’ meeting. To the extent required by law, the Company will vote at regular and special shareholder meetings in accordance with the instructions received from Contractholders or Participants (as appropriate). The Company will furnish Contractholders or Participants (as appropriate) with the proper forms to enable them to give these instructions.

When the Company receives instructions from Contractholders or Participants (as appropriate), it will vote all of the shares it owns in accordance with those instructions. The Company will vote fund shares for which it does not receive timely instructions in the same proportion as shares for which it receives timely instructions from Contractholders (or Participants). This voting procedure is sometimes called “mirror voting.” The Company will vote all of the shares of a given mutual fund held within the Pooled Account in accordance with these mirror voting procedures, and all such shares will be counted towards a quorum at the Underlying Fund’s shareholder meeting and towards the results of the vote. Under these mirror voting procedures, it is possible that the outcome

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of the vote will be determined by a small percentage of Contractholders (or Participants). The Company may change these voting procedures if it is required or permitted by federal or state law.

Substitution

The Company may substitute one or more of the Underlying Funds used as investment options. The Company may also cease to allow investments in existing Underlying Funds. To the extent required by applicable law, the Company will seek the approval of the Securities and Exchange Commission and any necessary state insurance departments before taking such actions, and provide any required notices to Contractholders.

When the asset allocation of a Target Date Fund, other than the Vanguard Target Retirement Income Fund, becomes similar to that of the Vanguard Target Retirement Income Fund, which follows a static asset allocation strategy designed for investors currently in retirement, the board of directors of the Target Date Fund may determine that it is in the best interest of Target Date Fund shareholders to combine the Target Date Fund with such Retirement Income Fund. Target Date Fund shareholders will be notified in advance of such a combination, and once the combination occurs, a Participant’s Account Value in a Variable Investment Option that had been invested in a Target Date Fund will instead be invested in the Vanguard Retirement Income Fund. To the extent required by applicable law, the Company will seek the approval of the Securities and Exchange Commission and any necessary state insurance departments for the substitution of the Target Date Fund with the Vanguard Retirement Income Fund.

Section 3 — Guaranteed Income Amount

The SecurePath for Life product guarantees a Participant’s ability to receive a designated amount (called the “Guaranteed Income Amount”) from the SecurePath for Life Product during each Annual Period for life, first as withdrawals from the Account Value and, if necessary, as payments from the Company. The Guaranteed Income Amount is the maximum amount that can be withdrawn annually without affecting future Guaranteed Income Amounts and is calculated by reference to a percentage of a value, called the Income Base. The Income Base is equal to the initial Contribution to the Variable Investment Option, and is thereafter increased by subsequent Contributions and reduced for certain withdrawals that are considered to be Excess Withdrawals. On the Annual Step-Up, if the Participant’s Account Value exceeds the current Income Base, then the Income Base will be increased to the Participant’s Account Value.

The SecurePath for Life Product is designed to provide an annual income amount for life and may be appropriate for investors who intend to make periodic withdrawals from their Account, and wish to ensure that market volatility will not have a negative impact on the ability to receive annual income.

Please note:

•

A Participant cannot carryover any portion of his/her Guaranteed Income Amount that is not withdrawn during an Annual Period for withdrawal in a future Annual Period. This means that if a Participant does not take the full Guaranteed Income Amount during an Annual Period, then that Participant cannot take more than the Guaranteed Income Amount in the next Annual Period without affecting the Income Base used to calculate the Guaranteed Income Amount.

•

A Participant’s investment in the SecurePath for Life Product and receipt of the Guaranteed Income Amount will cease upon the election to purchase a Fixed Annuity option. See “Section 7-Annuity Options.”

Income Base

The Income Base is used to calculate the Guaranteed Income Amount that a Participant will be entitled to receive. The Income Base is not a cash value, a surrender value, or a death benefit. It is not available for withdrawal, is not a minimum return for a Variable Investment Option, and is not a guarantee of Account Value.

When a Participant contributes to a Variable Investment Option, the initial Income Base is equal to the Account Value. The Income Base is subsequently increased by each Participant Contribution made to the SecurePath for Life Product, including new contributions and transfers made from other investment options

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available in the Participant’s retirement account. The Income Base is subsequently reduced due to a Participant’s withdrawal from the SecurePath for Life Product to the extent it is an Excess Withdrawal (see “Withdrawals” below). Transfers out of the SecurePath for Life Product to other investment options offered in a retirement plan or IRA constitute withdrawals for the purposes of this determination.

Each Excess Withdrawal reduces the Income Base by the amount of the “Income Base Adjustment.” The Income Base Adjustment equals the greater of (a) the amount of the Excess Withdrawal, or (b) the amount of the Excess Withdrawal multiplied by the ratio of the Income Base (before the Excess Withdrawal) to the Account Value (before the Account Value is reduced by the amount of the Excess Withdrawal). The Income Base Adjustment may reduce the Income Base by more than the dollar amount of the Excess Withdrawal; in particular, the Income Base Adjustment will be greater than the Excess Withdrawal if the Participant’s Account Value is less than the Income Base. A Participant with an Income Base significantly higher than the Participant’s Account Value should consider that there will be a significant reduction to the value of the guaranteed lifetime withdrawal benefit as a result of an Excess Withdrawal. An Excess Withdrawal that reduces a Participant’s Income Base to zero terminates the guaranteed lifetime withdrawal benefit.

If the Account Value is greater than the current Income Base on the Participant’s birthday (or the next Business Day after the Participant’s birthday, if not a Business Day), then the Participant’s Income Base will be re-set to equal the Account Value on that date. The date of this annual adjustment to the Income Base is referred to as the “Annual Step-Up.”

Example:

All transactions take place prior to the Lock-In Date.

2014 Transactions
Initial Contribution:	$25,000
Initial Income Base:	$25,000
Transfer to another investment option (consisting of an Excess Withdrawal):	$6,000
Account Value on transfer date (before transfer):	$30,000
Ratio of Income Base to Account Value before transfer ($25,000/$30,000) =	0.833333
Account Value on transfer date (after transfer):	$24,000
Income Base after transfer (reduced by $6,000)	$19,000
Account Value on birthday in 2014:	$27,000
Income Base after Annual Step-Up 2014:	$27,000

This example assumes that the Participant has not established a Lock-In Date. The Participant initially contributed $25,000, and therefore the Participant’s initial Income Base was $25,000. Subsequently, the Participant transferred $6,000 out of the Account to another investment option. At the time of the transfer, the Account Value had increased to $30,000 due to market appreciation. The ratio of the Income Base to the Account Value is 0.833333 as of the transfer date. After the transfer, the Participant’s Account Value was reduced to $24,000 — $30,000 minus $6,000 (the amount of the transfer). At the same time, the Income Base ($25,000) was reduced by the $6,000 Income Base Adjustment to $19,000. The Income Base Adjustment is equal to the full amount of the transfer because the $6,000 transfer is greater than the $6,000 amount multiplied by the ratio of the Income Base to the Account Value before the transfer (0.833333). On the Participant’s birthday in 2014, the Account Value had grown to $27,000 due to market appreciation. The Participant’s Income Base was re-set to $27,000 (the greater of the current Income Base and the current Account Value) on the Annual Step-Up.

2015 Transactions
2014 Income Base:	$27,000
Transfer from another investment option:	$5,000
Account Value on transfer date (before transfer):	$25,000
Account Value on transfer date (after transfer):	$30,000
Income Base after transfer ($27,000+$5,000):	$32,000
Account Value on birthday in 2015:	$26,000
Income Base in 2015:	$32,000

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In 2015, assume that the Participant transferred $5,000 from another investment option, increasing the Account Value as of that date to $30,000. The Income Base is also increased by $5,000 to $32,000. On the Participant’s birthday in 2015, the Account Value had fallen to $26,000 due to market depreciation. The Participant’s Income Base remains at $32,000, since the Account Value as of the Annual Step-Up is not greater than the Income Base.

2016 Transactions
2015 Income Base:	$32,000
Transfer to another investment option (consisting of an Excess Withdrawal):	$5,000
Account Value on transfer date (before transfer):	$26,000
Ratio of Income Base to Account Value ($32,000/$26,000):	1.230769
Account Value on transfer date (after transfer):	$21,000
Income Base after transfer ($32,000 — $6,153.85):	$25,846.15

In 2016, assume that the Participant transfers $5,000 out of the Account to another investment option. Just prior to the time of the transfer, the Account Value equals $26,000. The Participant’s Income Base is reduced by an Income Base Adjustment of $6,153.85 (the greater of $6,000 or $6,000 multiplied by the ratio of the Income Base to the Account Value (1.230769 x $6,000 = $6,153.85)). After the transfer, the Participant’s Income Base is $25,846.15 ($32,000 — $6,153.85).

Timing of Income Base Updates

Transactions effecting a change in a Participant’s Income Base will be reflected in the Income Base calculation generally within 48 hours. Participants seeking to establish a Lock-In Date are advised to confirm the applicable Income Base and Guaranteed Income Amount with the Company, if they have made a Contribution or withdrawal within the past 48 hours. Participants that make Contributions or withdrawals within 48 hours of a scheduled withdrawal of the Guaranteed Income Amount may not see any applicable increase or decrease in the Guaranteed Income Amount reflected until the next scheduled Guaranteed Income Amount withdrawal.

Guaranteed Income Rate Table

The Company may maintain one or more Guaranteed Income Rate Tables, each of which sets forth a series of percentage rates called the Guaranteed Income Rates. The Guaranteed Income Rates vary depending on the Participant’s Benefit Age and whether the Participant has elected single life or joint coverage. Each Contribution that a Participant makes will be attached to a Guaranteed Income Rate Table at the time of the Contribution.

The Guaranteed Income Rate Table currently in effect as of the date of this Prospectus is set forth below. The Company reserves the right to establish one or more new Guaranteed Income Rate Tables, under which the Guaranteed Income Rates could be increased or reduced, depending upon changes in the interest rate environment and overall market conditions. The Company will provide at least 30 days’ prior written notice of any change to the Guaranteed Income Rate Table. Any change to the Guaranteed Income Rate Table will not be applied to existing Contributions, and will only affect future Incremental Contributions to the Contract (as further described below).

Guaranteed Income Rate Table

Age at Lock-in Date	Single	Joint (Based Upon the Age of the Younger Spouse)
Less than 50	N/A	N/A
50-54	N/A	3.00%*
55	3.50%	3.00%
56	3.60%	3.10%
57	3.70%	3.20%
58	3.80%	3.30%
59	3.90%	3.40%
60	4.00%	3.50%
61	4.10%	3.60%

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Age at Lock-in Date	Single	Joint (Based Upon the Age of the Younger Spouse)
62	4.20%	3.70%
63	4.30%	3.80%
64	4.40%	3.90%
65	4.50%	4.00%
66	4.60%	4.10%
67	4.70%	4.20%
68	4.80%	4.30%
69	4.90%	4.40%
70	5.00%	4.50%
71	5.10%	4.60%
72	5.20%	4.70%
73	5.30%	4.80%
74	5.40%	4.90%
75+	5.50%	5.00%

*	A Participant must attain age 55 to elect a Lock-In Date, and a spouse must attain age 50 for a participant to elect a Lock-In Date under Joint Coverage.

For any Contribution after the Company has established more than one Guaranteed Income Rate Table, the Guaranteed Income Rate Table that applies to the Contribution will depend on whether it is an “Incremental Contribution”, which is that portion of a Contribution that exceeds all Outstanding Excess Withdrawals at the time of Contribution. Outstanding Excess Withdrawals are equal to the total amount of outstanding Excess Withdrawals that have not been “paid back” by a subsequent Contribution. For avoidance of doubt, a Participant’s initial Contribution to the SecurePath for Life Product is an Incremental Contribution.

An Incremental Contribution will be attached to the Guaranteed Income Rate Table in effect at the time of the Incremental Contribution. A Contribution (or any portion of that Contribution) that is not an Incremental Contribution will be attached to the Blended Guaranteed Income Rate calculated as of the Participant’s last Incremental Contribution.

Blended Guaranteed Income Rate

A Participant’s Blended Guaranteed Income Rate will initially be determined when the Participant chooses to lock-in the guaranteed lifetime withdrawal benefit on the Lock-In Date, and is calculated based upon the weighted average of the Guaranteed Income Rates applicable to each Incremental Contribution made to the SecurePath for Life Product (which Guaranteed Income Rates will be different if the Participant has contributed under different Guaranteed Income Rate Tables). The Guaranteed Income Rate applicable to an Incremental Contribution depends on the applicable Guaranteed Income Rate Table at the time the Incremental Contribution was made, the Participant’s Benefit Age on the Lock-In Date (or at the time of the Incremental Contribution if it is made after the Lock-In Date), and whether the Participant has elected single life or joint coverage. The calculation of the Blended Guaranteed Income Rate is designed to prevent Participants from making Excess Withdrawals solely to re-deposit as a Contribution at a higher Guaranteed Income Rate. Because of this feature, Participants should note that a Contribution may be attached to a Guaranteed Income Rate different than that in the currently effective Guaranteed Income Rate Table if the Participant has made previous Excess Withdrawals.

The Blended Guaranteed Income Rate will be calculated pursuant to the following formula:

(A+B+C...)/Sum of all Incremental Contributions (after giving effect to the new Incremental Contribution) where

A = Sum of Incremental Contributions under Guaranteed Income Rate Table 1 multiplied by the applicable Guaranteed Income Rate under Table 1

B = Sum of Incremental Contributions under Guaranteed Income Rate Table 2 multiplied by the applicable Guaranteed Income Rate under Table 2

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C = Sum of Incremental Contributions under Guaranteed Income Rate Table 3 multiplied by the applicable Guaranteed Income Rate under Table 3

The Blended Guaranteed Income Rate is calculated based upon the Guaranteed Income Rate Table attached to each Incremental Contribution; increases in the Income Base due to the Annual Step-Up are not considered Contributions and are not considered in calculating the Blended Guaranteed Income Rate.

* * * * *

Example 1:

Guaranteed Income Rate Table 1 is in effect.

Contribution on January 1, 2014:	$20,000
Guaranteed Income Rate for age 61 under Table 1:	4.10%
Participant Age on April 1, 2014:	61
Lock-In Date	April 1, 2014
Blended Guaranteed Income Rate on Lock-In Date:	4.10%

In this example, the Participant elects a Lock-In Date of April 1, 2014 at the age of 61, and selects single life coverage. Because all Contributions have been made under Guaranteed Income Rate Table 1 (the current rates disclosed in this Prospectus), the Blended Guaranteed Income Rate will equal the amount specified in Guaranteed Income Rate Table 1 as applicable to a Participant aged 61 who has elected single life coverage.

Example 2:

January 1, 2015:    Guaranteed Income Rate Table 2 is in effect.

Assume that the Participant in Example 1 above does not elect a Lock-In Date on April 1, 2014, and makes the following transactions.

Contribution on January 1, 2014 under Table 1:	$20,000
Excess Withdrawal on February 1, 2015:	$5,000
Income Base* after Excess Withdrawal ($20,000 — $5,000):	$15,000
Contribution on July 1, 2015 (Table 2 is in effect):	$10,000
Incremental Contribution on July 1, 2015:	$5,000
Income Base* after Contribution ($15,000 + $10,000):	$25,000
Guaranteed Income Rate for age 62 under Table 1:	4.20%
Guaranteed Income Rate for age 62 under Table 2:	4.30%

Participant Elects to Lock-In on August 1, 2015 (Age 62):

Income Base* on Lock-In Date:	$25,000
Blended Guaranteed Income Rate on Lock-In Date	4.22%

Equals ($840 + 215)/$25,000:

Equals A+B, where:

A = $20,000 Incremental Contribution multiplied by 4.20% Guaranteed Income Rate under Table 1 = $840

B = $5,000 Incremental Contribution multiplied by 4.30% Guaranteed Income Rate under Table 2 = $215

Sum of the Incremental Contributions = (20,000 + 5,000)

Guaranteed Income Amount on Lock-In Date = $1055 (Income Base of 25,000 x Blended Guaranteed Income Rate of 4.22%)

*	We have assumed no changes in the Account Value in order to simplify the example.

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In this example, the Participant elects a Lock-In Date of August 1, 2015 at the age of 62, and selects single life coverage. Because Contributions have been made under Guaranteed Income Rate Table 1 (the current rates disclosed in this Prospectus) and Guaranteed Income Rate Table 2, the Blended Guaranteed Income Rate will be calculated based upon a weighted average of the applicable Guaranteed Income Rates attached to each Incremental Contribution. Here the Participant must pay back the Outstanding Excess Withdrawal of $5,000 before the Incremental Contribution attaches to the new Guaranteed Income Rate Table 2. Therefore, only $5,000 ($10,000 Contribution -$5,000 Outstanding Excess Withdrawal) will be attached to Guaranteed Income Rate Table 2; the previous Incremental Contributions of $20,000 will be attached to the prior Guaranteed Income Rate Table 1. The Blended Guaranteed Income Rate on the Lock-In Date is 4.22%.

Example 3:

January 1, 2016:    Guaranteed Income Rate Table 3 is in effect.

Assume that the same Participant in Examples 1 and 2 above has not elected a Lock-In Date and makes the following transactions.

Contribution on January 1, 2014 under Table 1:	$20,000
Excess Withdrawal on February 1, 2015	$5,000
Contribution on July 1, 2015 (Table 2 is in effect):	$10,000
Incremental Contribution on July 1, 2015:	$5,000
Income Base* after July 1, 2015 Contribution ($15,000 + $10,000):	$25,000
Incremental Contribution on February 1, 2016 (Table 3 is in effect):	$5,000
Income Base* after February 1, 2016 Contribution ($25,000 + $5,000):	$30,000
Income Base after Annual Step-Up on March 1, 2016:	$32,000
Guaranteed Income Rate for age 63 under Table 1:	4.20%
Guaranteed Income Rate for age 63 under Table 2:	4.30%
Guaranteed Income Rate for age 63 under Table 3:	4.25%

Participant Elects to Lock-In on April 1, 2016 (Age 63):

Income Base* on Lock-In Date:	$32,000
Blended Guaranteed Income Rate on Lock-In Date	4.225%

Equals ($840 + 215 + $212.50)/$30,000:

Equals A+B+C, where:

A = $20,000 Incremental Contribution multiplied by 4.20% Guaranteed Income Rate under Table 1 = $840

B = $5,000 Incremental Contribution multiplied by 4.30% Guaranteed Income Rate under Table 2 = $215

C = $5,000 Incremental Contribution multiplied by 4.25% Guaranteed Income Rate under Table 3 = $212.50

Sum of the Incremental Contributions = (20,000 + 5,000 + 5,000)

Guaranteed Income Amount on Lock-In Date = $1,352 (Income Base of 32,000 x Blended Guaranteed Income Rate of 4.225%)

*	We have assumed no changes in the Account Value in order to simplify the example.

In this example, the Participant elects a Lock-In Date of April 1, 2016 at the age of 63, and selects single life coverage. Because Contributions have been made under three different Guaranteed Income Rate Tables, the Blended Guaranteed Income Rate will be calculated based upon a weighted average of the applicable Guaranteed Income Rates attached to each Incremental Contribution. The Annual Step-Up on March 1, 2016, does not affect the calculation of the Blended Guaranteed Income Rate. The Blended Guaranteed Income Rate on the Lock-In Date is 4.225%.

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* * * * *

If the Participant does not have any Outstanding Excess Withdrawals, then the Guaranteed Income Rate applied to Contributions made after the Lock-In Date is based on the Participant’s Benefit Age at the time of the additional Incremental Contribution and the Guaranteed Income Rate Table then in effect. See “Contributions After the Lock-In Date” for further information regarding the calculation of the Blended Guaranteed Income Rate if Contributions are made after the Lock-In Date.

Lock-In of Guaranteed Income Amount

The Guaranteed Income Amount will initially be determined on the Lock-In Date, based on the Blended Guaranteed Income Rate multiplied by the Income Base. The Guaranteed Income Amount must equal at least $250. The Guaranteed Income Amount will subsequently be recalculated based on any change in the Income Base or the Blended Guaranteed Income Rate due to Contributions, Excess Withdrawals or the Annual Step-Up.

The Guaranteed Income Amount is the amount that the Company guarantees that a Participant will receive annually for life after the Lock-In Date, first as withdrawals from the Account Value and, if necessary, as payments from the Company. A Participant can receive a payment equal to the Guaranteed Income Amount during each Annual Period, even if market performance and/or previous withdrawals consisting solely of the annual Guaranteed Income Amount have reduced that Participant’s Account Value to $0. Before the Lock-In Date, the Guaranteed Income Amount is zero.

A Participant must be at least age 55 and, if applicable, must be entitled to make withdrawals under the terms of any applicable Plan to elect a Lock-In Date. A spouse must also attain age 50 for a Participant to elect a Lock-In Date and establish joint coverage. Typically, a Plan Participant must have retired or terminated employment to begin taking withdrawals of the Guaranteed Income Amount after the Lock-In Date. For some Plans, a Plan Participant may elect to take so-called “in-service” withdrawals from the Plan while continuing to be employed, provided that the Participant is at least age 59 1/2. A Participant seeking to establish a Lock-In Date and take in-service withdrawals of the Guaranteed Income Amount must be fully vested in his or her Account Value in the SecurePath for Life Product under the terms of the applicable Plan. Once elected, a Lock-In Date cannot be changed.

At the Lock-In Date, the Participant must make the following elections: (i) to establish joint or single life coverage; and (ii) to establish the automated payment schedule for withdrawals of the Guaranteed Income Amount (monthly, quarterly, or annually). If the Participant’s Plan is subject to spousal consent rules, the Participant must obtain a notarized spousal consent to the withdrawals of the Guaranteed Income Amount, in accordance with the provisions of the Plan. The foregoing elections and consents must be made in writing on the applicable Lock-In form provided by the SecurePath for Life Service Center.

Contributions After the Lock-In Date

After the Lock-In Date, a Participant may make additional Contributions to the Account, subject to a minimum Contribution of $5,000 under a Plan or $2,000 for an IRA. Additional Contributions will be applied to increase the Guaranteed Income Amount. The new Guaranteed Income Amount will be equal to the Income Base (after giving effect to the additional Contribution) multiplied by the then-effective Blended Guaranteed Income Rate. A Contribution after the Lock-In Date may change the Blended Guaranteed Income Rate. The portion of the new Contribution that is an Incremental Contribution (meaning that portion which is greater than Outstanding Excess Withdrawals) will be: (i) attached to the Guaranteed Income Rate Table then in effect; and (ii) will receive the Guaranteed Income Rate from that table that would apply based upon the Participant’s Benefit Age at the time of the Incremental Contribution. If the Participant makes an Incremental Contribution after the Lock-In Date after attaining a higher Benefit Age, the Participant will receive the benefit of the higher Guaranteed Income Rate applicable to that Benefit Age under the then-effective Guaranteed Income Rate Table.

The following examples assume the Participant has elected a Lock-In Date of January 1, 2014 at age 62, and has elected single life coverage. Based on the Participant’s Benefit Age, and the election of single life coverage, the Participant would be entitled to a Blended Guaranteed Income Rate of 4.20% (assuming all Contributions were under the currently effective Guaranteed Income Rate Table). The Participant has made

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Incremental Contributions of $100,000 and has an Income Base of $100,000 as of the Lock-In Date. The examples assume that there is no change to the Guaranteed Income Rate Table during the period.

Example 1:

The day after the Participant’s 63rd birthday, the Participant transfers an additional $10,000 into the Contract. At the age of 63, the Participant is entitled to a Guaranteed Income Rate of 4.30% under the then-effective Guaranteed Income Rate Table. Assuming the Participant’s total Incremental Contributions equal $100,000 immediately prior to the new Incremental Contribution, this would change the Blended Guaranteed Income Rate to 4.2091% (4.20% * $100,000 + 4.30% * $10,000) / ($100,000 + 10,000). Assuming the Participant’s Income Base is $110,000 ($100,000 + $10,000 contribution), this would increase the Guaranteed Income Amount to $4,630 (the new Blended Guaranteed Income Rate of 4.2091% * $110,000 Income Base).

If the Participant has any Outstanding Excess Withdrawals, a subsequent Contribution after the Lock-In Date that is not an Incremental Contribution will not be attached to a Guaranteed Income Rate based on the Participant’s increased Benefit Age. A Contribution after the Lock-In Date that is not an Incremental Contribution will be attached to the Blended Guaranteed Income Rate calculated after the last Incremental Contribution. A subsequent Contribution that is greater than previous Outstanding Excess Withdrawals will be attached to a Guaranteed Income Rate based on the Participant’s increased Benefit Age, but only with respect to that portion of the Contribution that is an Incremental Contribution.

Example 2:

The same assumptions from above apply, except that the Participant takes an Excess Withdrawal of $3,000 during the first Annual Period. This Excess Withdrawal reduces the Participant’s Income Base by $3,000 to $97,000. After the Excess Withdrawal, the Participant’s Guaranteed Income Amount is 4.2% multiplied by $97,000, or $4,074.

The day after the Participant’s 63rd birthday, the Participant transfers an additional $12,000 into the Contract which increases the Participant’s Income Base to $109,000 ($97,000 + $12,000 contribution). At the age of 63, the Participant is entitled to a Guaranteed Income Rate of 4.30% under the then-effective Guaranteed Income Rate Table. The higher Guaranteed Income Rate will only apply to the $9,000 Incremental Contribution, because the Participant had to “pay back” the previous Outstanding Excess Withdrawal of $3,000. Applying the 4.3% Guaranteed Income Rate to the Incremental Contribution of $9,000 and the 4.2% Guaranteed Income Rate to prior total Incremental Contributions, the Participant now has a Blended Guaranteed Income Rate of 4.2083% ($100,000 * 4.20% + $9,000 * 4.30%) / ($100,000 + 9,000). With the Participant’s Income Base at $109,000, this would increase the Participant’s annual Guaranteed Income Amount to $4,587 (4.2083% * $109,000).

Example 3:

Now assume that instead of making a contribution of $12,000 after the Participant’s 63rd birthday as in Example 2, the Participant transfers only an additional $2,000 into the Contract. This transfer would increase the Participant’s Income Base to $99,000 ($97,000 + $2,000 contribution). At the age of 63, the Participant would be entitled to a Guaranteed Income Rate of 4.30% on any Incremental Contributions. However, in this example, the Participant has not “paid back” Outstanding Excess Withdrawals, and the 4.2% Guaranteed Income Rate will continue to apply to the $2,000 Contribution (the Blended Guaranteed Income Rate in effect for the last Incremental Contribution). With the Participant’s Income Base at $99,000, this would increase the Participant’s annual Guaranteed Income Amount to $4,158 (4.2% * $99,000).

Election of Joint Coverage

On the Lock-In Date, a Participant must make an election to establish joint or single life coverage. Joint coverage provides a Participant and the Participant’s spouse with the Guaranteed Income Amount annually, until the later of the death of the Participant or the Participant’s spouse. A Participant may elect joint coverage provided that he or she has attained the minimum age of 55 years old, and the Participant’s spouse is at least 50 years old, on the Lock-In Date. There is no additional charge for joint coverage, but a lower Guaranteed Income Rate will apply if a Participant elects joint coverage. In addition, the Guaranteed Income Rate will be based on the Participant’s Benefit Age, which is the age of the younger of the Participant or the Participant’s spouse if joint coverage applies.

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Example:

Your age:	67
Your spouse’s age:	56
Benefit Age:	56
Income Base as of Lock-In Date:	$100,000
Guaranteed Income Rate* (from current Table):	3.10%
Guaranteed Income Amount:	$3,100

*	Example assumes no changes to the Guaranteed Income Rate Table during the times of Contributions.

Joint coverage can only apply to the person a Participant is legally married to on the Lock-In Date, and can only apply in a retirement account if the spouse has also been designated as the beneficiary of the Plan or IRA account. The Company must receive proof of marriage and proof of the spouse’s age in order to establish joint coverage.

Joint coverage is available for a same-gender spouse recognized under applicable state law. However, for Plan Participants, the Plan rules control whether an individual is recognized as a spouse and is therefore eligible for the joint benefit.

The election to establish joint coverage is irrevocable after the Lock-In Date, and a Participant may not add or remove joint coverage after the Lock-In Date. Joint coverage will not apply to a new spouse that a Participant marries after the Lock-In Date, following divorce or the death of a spouse. If a Participant divorces the designated spouse, the Account Value and the applicable Income Base will be allocated between the Participant and the designated spouse as directed by court decree or other valid legal order.

If a Participant has maintained an investment in the SecurePath for Life Product, and dies before establishing a Lock-In Date, the assets in the Account will be held in the name of the surviving Beneficiary that has been directed. If a spouse is the surviving Beneficiary, the spouse may elect to maintain an investment in the Contract to the extent permitted by the Participant’s Plan or IRA. If the surviving spouse maintains an investment in the Contract, the Participant’s Birthday will continue to be used to determine Annual Step-Ups. The surviving spouse will be entitled to elect a Lock-In Date after attaining the age of 55. At the Lock-In Date, the Guaranteed Income Rate will be determined based upon the surviving spouse’s age, using the joint coverage rate provided in the applicable Guaranteed Income Rate Table(s). If permitted by the terms of the Plan or IRA, the surviving spouse may also elect to take a complete withdrawal of the Account Value, and re-establish an Account under the SecurePath for Life Product in the surviving spouse’s own name. A surviving Beneficiary other than a spouse will only be entitled to receive the Account Value upon distribution of the retirement account.

Withdrawals

A Participant may withdraw amounts from the Account at any time subject to the terms of the retirement plan arrangement (See “Section 9 — Tax Information”). However, as described above, withdrawals made before the Lock-In Date will reduce the Income Base and will be treated as Excess Withdrawals.

In addition, once a Participant has established the Lock-In Date and is entitled to receive the Guaranteed Income Amount annually, withdrawals in excess of the Guaranteed Income Amount during an Annual Period will be Excess Withdrawals (subject to the exception for certain required minimum distributions described under “Required Minimum Distributions”) and will also reduce the Income Base and therefore the Guaranteed Income Amount for future years. For purposes of withdrawing the Guaranteed Income Amount, the applicable Annual Period will commence on the Participant’s birthday and end on the last business day preceding the Participant’s next birthday. If a Participant takes an Excess Withdrawal during an Annual Period, the Guaranteed Income Amount will be reduced to an amount equal to the Blended Guaranteed Income Rate multiplied by the Income Base, after giving effect to the Income Base Adjustment caused by the Excess Withdrawal.

An Excess Withdrawal that has the effect of reducing a Participant’s Income Base to zero will terminate the guaranteed minimum withdrawal benefit.

An example relating to the withdrawal of the Guaranteed Income Amount is provided below. The example assumes that all Contributions are made under the currently effective Guaranteed Income Rate Table.

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Example:

Annual Period:	January 16, 2014 — January 15, 2015
2014 Income Base:	$100,000
Blended Guaranteed Income Rate:	5.00%
Guaranteed Income Amount:	$5,000
Withdrawal on July 1, 2014:	$2,500
Withdrawal on September 1, 2014:	$2,500
Annual Period:	January 16, 2015 — January 15, 2016
2015 Income Base:	$100,000
Blended Guaranteed Income Rate:	5.00%
Guaranteed Income Amount:	$5,000
Withdrawal on July 1, 2015:	$5,000
Withdrawal on January 15, 2016:	$5,000
Income Base on January 15, 2016 (before withdrawal):	$100,000
Account Value on January 15, 2016 (before withdrawal):	$80,000
Annual Period:	January 16, 2016 — January 15, 2017
2016 Income Base:	$93,750
Blended Guaranteed Income Rate:	5.00%
Guaranteed Income Amount:	$4,687.50

In this example, the Participant has elected a Lock-In Date and has established a Guaranteed Income Amount of $5,000. The Participant may therefore withdraw up to $5,000 on an annual basis without affecting the Guaranteed Income Amount for future Annual Periods. The Participant’s birthday is January 16th, and the Participant’s first Annual Period for purposes of withdrawing the Guaranteed Income Amount runs from January 16, 2014 through January 15, 2015. The Participant makes two withdrawals in the amount of $2,500 each during the first Annual Period, and has therefore withdrawn the full Guaranteed Income Amount. There has been no Excess Withdrawal, and the Guaranteed Income Amount will remain unchanged for the next Annual Period from January 16, 2015 through January 15, 2016 (assuming the Annual Step-Up does not increase the Income Base). During the second Annual Period the Participant makes two withdrawals of $5,000 each (on July 1, 2015 and January 15, 2016), for a total of $10,000. The Participant has therefore made an Excess Withdrawal of $5,000 on January 15, 2016. The Participant’s Guaranteed Income Amount for future Annual Periods is therefore reduced to an amount equal to the Blended Guaranteed Income Rate (5.00%) multiplied by the new Income Base of $93,750: $100,000 minus the $6,250 Income Base Adjustment caused by the Excess Withdrawal. (That Income Base Adjustment equals $5,000 multiplied by 1.25 — the ratio of the Income Base before the Excess Withdrawal ($100,000) to the Account Value on January 15, 2016 ($80,000).) After giving effect to the Excess Withdrawal, the Participant’s Guaranteed Income Amount for the next Annual Period will be $4,687.50 (5.00% Blended Guaranteed Income Rate x $93,750 Income Base).

A withdrawal of the Guaranteed Income Amount may consist of (a) an actual withdrawal of funds out of the Plan or IRA, (b) a transfer of funds out of the SecurePath for Life Product into another investment option available within the Plan or IRA, or (c) a forfeiture of an unvested employer contribution directed to the SecurePath for Life Product. A Participant withdrawing funds from a Plan or IRA may be required to provide directions relating to the applicable investment options from which the withdrawal must be taken. In the absence of specific directions, the Plan or IRA administrator will withdraw assets from the funds available within the Plan or IRA in accordance with an established withdrawal sequence, which may withdraw amounts from the SecurePath for Life Product.

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Required Minimum Distributions

Required Minimum Distributions (“RMDs”) are minimum amounts that a retirement account owner must withdraw annually, generally starting with the year that he or she reaches 70 1/2 years of age under current Internal Revenue Code requirements. In certain circumstances, a Participant may be required to withdraw an RMD during an Annual Period in excess of the Guaranteed Income Amount. Any RMD withdrawal initiated by the Participant that exceeds the Guaranteed Income Amount for the Annual Period will be treated as an Excess Withdrawal. If the RMD withdrawal is made under the Automatic RMD Withdrawal Feature of the SecurePath for Life Product, it will not be treated as an Excess Withdrawal.

A Participant may elect the Automatic RMD Withdrawal Feature to ensure that withdrawals of the RMD Amount are not potentially treated as Excess Withdrawals when determining the Guaranteed Income Amount for future Annual Periods. This election may be made at the Lock-In Date or thereafter.

Example:

Annual Period:	January 16, 2014 — January 15, 2015
Guaranteed Income Amount:	$5,000
Required Minimum Distribution (for calendar year 2014):	$10,000
Withdrawal on July 1, 2014:	$2,500
Withdrawal on September 1, 2014:	$2,500

In this example, the Participant has established an Automatic RMD Withdrawal Feature, and the applicable RMD Amount for calendar year 2014 is determined to be $10,000. The Participant’s Guaranteed Income Amount for the Annual Period running from January 16, 2014 through January 15, 2015 is $5,000. The Participant withdraws $2,500 on July 1, 2014, and then subsequently withdraws $2,500 on September 1, 2014. The Participant has therefore withdrawn the full Guaranteed Income Amount for the Annual Period.

During the 4th quarter of each year, the Company will determine whether an adequate RMD Amount has been distributed for the applicable calendar year in relation to the Participant’s entire retirement account balance. The Company will then make a distribution of any remaining RMD Amount from the Participant’s Account. For a Plan Participant, a distribution may also be made from other investment options available under the Participant’s retirement arrangement held with the Company’s affiliated retirement plan administrator. This additional RMD Amount will be taken first from other investment options if available, prior to withdrawing funds from the SecurePath for Life Product. Under the example above, assuming that the Participant’s entire retirement plan account is held in the Contract, the Company will make an additional distribution of $5,000 prior to the end of the calendar year. This $5,000 distribution will not be treated as an Excess Withdrawal.

Please note: Election of the Automatic RMD Withdrawal Feature may restrict a Participant’s flexibility to manage required minimum withdrawals across multiple investments. In addition, any RMD Amount taken prior to the Lock-In Date will be considered an Excess Withdrawal.

Portability

A Plan Contractholder may exercise certain rights under the Contract that may affect Participants, including termination of the Contract, termination of the Plan, or the transfer of the assets held under the Contract to another investment fund. In addition, certain Plans may contain provisions requiring a distribution of a Participant’s Account upon severance from employment. Such a forced distribution from the Contract may negatively impact any guarantee provided by the SecurePath for Life Product, including the receipt of the Guaranteed Income Amount.

Participants in a Plan may be eligible to rollover to an IRA Contract upon severance from employment or upon termination of the Contract by the Plan Contractholder. Upon rollover of the Account Value to an IRA, the Company will issue a Contract or certificate that reflects the Income Base that the Participant had established under the Plan. If the Participant establishes a Lock-In Date while in Plan, the IRA certificate or Contract will be issued with the same Guaranteed Income Amount. An IRA Contract may not be available to Participants in all states. If a

26

Participant does not rollover the full Account Value in the Contract, the amount withdrawn from the Contract will be treated as a withdrawal and may constitute an Excess Withdrawal, for purposes of calculating the Income Base and the Guaranteed Income Amount that is transferred to the Participant under the IRA Contract.

In the event a Plan Contractholder exercises rights under the Contract that force a distribution to Participants, a Participant who is not otherwise eligible to rollover the Account Value to a SecurePath for Life IRA will receive the greater of the Account Value or the Guarantee Value. Upon such a forced distribution, the Company will waive any minimum investment requirement to establish an IRA. The Guarantee Value shall be calculated based on the present value of the Participant’s future Guaranteed Income Amount payments, determined under specified assumptions as defined in the Glossary.

Settlement Phase

After the Lock-In Date, a Participant may continue to receive payments of the Guaranteed Income Amount for the lifetime of the Participant (and the Participant’s spouse if joint coverage is elected), even if these cumulative withdrawals reduce the Participant’s Account Value to zero. A Participant enters the “Settlement Phase” during any Annual Period after the Lock-In Date that the Participant’s Account Value declines to zero if the Participant’s Income Base is greater than zero at that time.

During the Settlement Phase, payments of the Guaranteed Income Amount will continue until the death of the Participant (or, if joint coverage has been selected, the death of the Participant’s spouse, if later) but all other rights and benefits under the Contract, including death benefits, terminate. A Participant may not make any additional Contributions during the Settlement Phase, and a participant cannot purchase an annuity option once the Settlement Phase begins.

During the Settlement Phase, the payments of the Guaranteed Income Amount will come directly from the applicable Company. Quarterly statements and other account information relating to a Participant’s Plan or IRA retirement account will no longer reflect an investment in the SecurePath for Life Product.

Termination of Guaranteed Income Amount Benefit

A Participant’s Guaranteed Income Amount benefit terminates:

(a) If the Participant takes an Excess Withdrawal that causes the Account Value to be zero;

(b) Upon the Participant’s death (or the death of the Participant and the Participant’s spouse if joint coverage was elected);

(c) Upon the Participant’s election to begin receiving a Fixed Annuity;

(d) Upon the election of the Contractholder to terminate the Contract, provided that a Plan Participant in the Settlement Phase will continue to receive payments of the Guaranteed Income Amount regardless of termination of the Contract by the Plan Contractholder.

Section 4 — Contributions

Contributions

A minimum Account Value of $2,000 is generally required to rollover to an IRA. Otherwise, there is no minimum amount required to invest in the SecurePath for Life Product, and a Participant in a Plan may direct both vested and unvested amounts to the SecurePath for Life Product. Generally, subject to the Code and the terms of the applicable retirement arrangement, a Participant can make additional Contributions at any time during the Accumulation Period. However, after the Lock-In Date, a Participant may make additional Contributions to the Account, subject to a minimum Contribution of $5,000 under a Plan or $2,000 for an IRA. Because of this minimum, Plan and IRA Participants may be required to redirect any future contributions less than that minimum amount to another investment option within the Plan or IRA after the Lock-In Date, and to transfer such contributions as a Contribution to the SecurePath for Life Product only after they accumulate to the applicable minimum. Currently, a Participant must get the Company’s approval to make maximum aggregate Contributions in excess of $2.5 million, unless the Company is prohibited under applicable state law from requiring such prior approval.

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If a Participant takes a complete withdrawal from the SecurePath for Life Product, the Company may restrict the right to allocate additional Contributions to the SecurePath for Life Product for up to 1 year after the complete withdrawal. A Participant in a Plan who takes a complete withdrawal from the SecurePath for Life Product will also be required to make a corresponding change to any allocation of future contributions to the Contract to another investment option available under the Plan.

All Participant Contributions credited to an Account are vested and nonforfeitable for purposes of the Contract. Amounts that have not vested pursuant to the terms of the applicable Plan may be forfeited upon certain events, such as severance from employment, under the vesting requirements set forth in the applicable Plan, and subject to the requirements of ERISA.

To the extent permitted by law, the Company reserves the following rights: (i) to waive minimum Contribution amounts at any time; (ii) to waive restrictions on additional Contributions after a complete withdrawal; and (iii) to cease accepting new Contributions under a Contract at any time.

Age Restrictions

For certain Contracts, a Participant may only make Contributions to the SecurePath for Life Product at the beginning of the calendar year the Participant will turn age 50. Other Contracts may allow for Contributions to the SecurePath for Life Product without age restriction.

Allocation of Contributions

Upon receipt of a Contribution (in good order at the SecurePath Service Center), it will be credited to the Participant’s Account in the form of Units of the applicable Variable Investment Option. The number of Units to be credited is determined by dividing the dollar amount allocated to the Variable Investment Option by the Unit value of that Variable Investment Option on the Business Day on which the Contribution is received. The number of Units shall not be changed by any subsequent change in the value of a Unit, but the dollar value of a Unit will vary in amount depending upon the investment experience of the applicable Variable Investment Option.

A Participant’s initial Contribution will be credited to the Participant’s Account no later than two Business Days after receipt of the Contribution in good order by the Company. The initial Contribution will generally be in good order if the Participant’s application or enrollment documentation is complete upon receipt at the SecurePath Service Center. If the application or enrollment documentation is not complete, the Company may contact a Participant to obtain the necessary information to complete the enrollment form. If the Company does not have the information necessary to credit the initial Contribution to the Participant’s Account within five Business Days after receipt of the initial Contribution, then the Company will either return the Contribution or obtain the Participant’s consent to continue holding the Contribution until the Company receives the necessary information.

Subsequent Contributions will be credited to the Participant’s Account with the applicable Units as of the Business Day on which the Contribution is received in good order at the applicable SecurePath Service Center. Subsequent Contributions received in good order after the close of a Business Day will be credited on the following Business Day.

At its discretion, the Company may give initial and subsequent Contributions (as well as transfers) received in good order by certain broker-dealers or retirement plan recordkeepers prior to the close of a Business Day the same treatment as they would have received had they been received at the same time by the Company.

Determination of Account Value

The value of a Participant’s Account will go up or down depending on the investment performance of the Variable Investment Option to which the Participant’s Account Value is allocated. There can be no guarantee that a Participant’s Account Value will increase, and a Participant may lose money by investing in the SecurePath for Life Product.

A Participant’s Account Value on any given Business Day will be equal to the number of Units of the Variable Investment Option credited to the Participant’s Account multiplied by the Unit value as of the close of that Business Day.

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The Unit value of a Variable Investment Option is determined on each Business Day by subtracting (b) from (a) and dividing the result by (c), where

(a) equals the aggregate net asset value on that Business Day of all investments held by the Variable Investment Option; and

(b) equals the aggregate mortality and expense risk fees, administrative charges, and guaranteed income benefit fees accrued as of that Business Day; and

(c) equals the total number of Units held in the Variable Investment Option on that Business Day before the purchase or redemption of any Units on that Business Day.

The Unit value for each Variable Investment Option is calculated each Business Day after the close of the New York Stock Exchange.

Section 5 — Charges

Below is a discussion of the charges and expenses related to an investment in the Variable Investment Options.

Insurance and Administrative Charges

The Company assesses daily charges against the net assets of the Variable Investment Options, consisting of mortality and expense risk fees, administrative charges, and guaranteed income benefit charges. The mortality risk portion of the charges compensates the Company for assuming the risk that the Participant will live longer than expected based on life expectancy tables, thereby causing the Company to pay greater than expected benefits. The expense risk portion of the charge compensates the Company for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the contract. The administrative portion of the charge compensates the Company for overall administrative costs, including costs of preparation and issuance of the Contracts, recordkeeping, preparing confirmations and annual reports, legal and accounting services, and insurance filings. The guaranteed income benefit charge relates to the guaranteed lifetime withdrawal benefit provided under the Contract.

If these charges do not cover the Company’s actual costs, then the Company absorbs the loss. If the charges more than cover actual costs, then the excess is added to the Company’s surplus. The Company expects to profit from these charges. The Company may use any profit for any proper purpose, including distribution expenses.

The mortality and expense risk fees, administrative charges and guaranteed income benefit charges equal, on an annual basis, the following percentages of the net asset value of the Variable Investment Options:

	Maximum	Current
Mortality and Expense Risk Fees	0.10%	0.10%
Administrative Fees	0.45%	0.45%
Guaranteed Income Benefit Charge	1.40%	0.90%
Total Pooled Account Annual Expenses	1.95%	1.45%

The Company reserves the right to increase the guaranteed income benefit charge up to a maximum of 1.40% for the Contracts upon 90 days’ prior written notice of the change, although we have no current intention to do so.

Any increases in this charge would apply to the daily value of the Variable Investment Options upon the applicable effective date. Any increases in the charge may vary by type of retirement plan or program, including IRAs.

Annual Contract Charge

The Company reserves the right to deduct an annual contract charge not to exceed $50 from a Participant’s Account to reimburse the Company for administrative expenses relating to the maintenance of the Contracts. The Company currently waives this fee, but may, in the future, impose this charge in accordance with the provisions of the Contracts.

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The Company also reserves the right, if such a charge is imposed, to waive, on a temporary or permanent basis, all or part of such charge for certain classes of Contracts or for certain new classes of Contracts which may be sold in the future where circumstances exist that result in differences in the Company’s costs or in the services required from the Company. For example, waivers may be granted for Contractholders with large numbers of participants with large account balances or for Contractholders which assume certain administrative expenses which the Company would otherwise bear. We will not reduce, waive or eliminate any deduction or expense in a manner that is unfairly discriminatory against any person.

If imposed, this charge would represent reimbursement for administrative costs expected to be incurred over the life of the Contracts. The Company does not anticipate any profit from this charge.

Underlying Fund Fees

When a Participant makes Contributions or transfers into the Account, the Participant’s assets will be directed to a Variable Investment Option investing in the Target Date Fund applicable based upon the Participant’s birth year. The value of the assets in each Variable Investment Option reflects the fees and expenses paid by the underlying Target Date Fund, including investment advisory fees and other expenses. A Participant will bear these charges and expenses, in addition to the expenses of the Contract described above. As provided in the Target Date Funds’ Prospectus, the total annual fund operating expenses for each of the Target Date Funds ranges from 0.16% to 0.17%. This range reflects operating expenses incurred by the Funds during their last fiscal year end. Actual Fund expenses may vary significantly. Please see the prospectus for the Target Date Funds for additional information about the Target Date Fund fees and expenses.

Transamerica Money Market VP, an Underlying Fund which is not available for allocations or transfers, had total annual portfolio operating expenses of 0.42% for the fiscal year ended December 31, 2013.

Premium Tax

Under the laws of certain jurisdictions, premium taxes may apply to Participants that elect to purchase a Fixed Annuity. These taxes currently range from 0% to 3.5%. Any applicable premium taxes will generally be deducted from a Participant’s Account when it is applied to purchase a Fixed Annuity.

Retirement Plan Fees and Credits

A Participant in a Plan may be subject to administrative fees or charges that are levied against the accounts of Participants in the Plan, including participant head charges and plan service fees. Any such administrative fees would be in addition to the fees and charges described for the SecurePath for Life Product. As authorized by the Plan sponsor, such fees may be deducted directly from Participant accounts, including the Participant’s Account in the SecurePath for Life Product. Such a fee deduction from a Participant’s Account will not be treated as an Excess Withdrawal for purposes of calculating the Guaranteed Income Amount. In addition, Plan sponsors may direct that certain administrative fee credits or reimbursements may be deposited directly into Participant accounts, including the Participant’s Account in the SecurePath for Life Product. Such a fee credit to a Participant’s Account will not be credited as a Contribution that increases a Participant’s Income Base.

Section 6 — Transfers and Withdrawals

Transfers

Participants will be assigned to a Variable Investment Option based on birth year. A Participant may not select another Variable Investment Option available under the Contract, and will not have the opportunity to transfer to another Variable Investment Option.

Withdrawals

A Participant may withdraw or transfer out all or a portion of the amount credited to the Participant’s Account at any time during the Accumulation Period and prior to his or her death.

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The SecurePath for Life Product provides a guaranteed lifetime withdrawal benefit under which the Company guarantees that a Participant, after establishing a Lock-In Date, will be able to receive the Guaranteed Income Amount during each Annual Period, first as withdrawals from the Account Value and, if necessary, as payments from the Company. See “Section 3 — Guaranteed Income Amount” above.

Any withdrawal or transfer out is subject to applicable limitations of the Participant’s Plan or IRA well as the provisions of the Code. Retirement plans typically permit withdrawals only upon severance of employment, death, disability, attaining a minimum age or for certain hardship withdrawals. Depending upon the provisions of the Plan, transfers to other investment options offered under your employer’s Plan may be permitted.

If spousal consent rules apply to a Participant’s Plan, a Participant may be required to obtain spousal consent prior to withdrawing amounts from the Participant’s Account, including withdrawals of the Guaranteed Income Amount. With respect to withdrawals of the Guaranteed Income Amount under such a Plan, spousal consent must be obtained at the Lock-In Date. Material changes to a Participant’s marital status (such as marriage after the Lock-In Date), or to a Participant’s investment in the Product (such as a Contribution after the Lock-In Date) may require subsequent spousal consent for withdrawals of the Guaranteed Income Amount after the Lock-In Date.

There are no withdrawal fees or redemption charges, but the Participant may be restricted from allocating new Contributions to the SecurePath for Life Product for up to one year after a complete withdrawal or transfer out of the Account. A complete withdrawal or transfer out of the Account will terminate the guaranteed lifetime withdrawal benefit. After the one year waiting period, a Participant may allocate new Contributions to the SecurePath for Life Product and thereby establish a new Income Base and new guaranteed lifetime withdrawal benefit. At the time of allocating new Contributions after a previous complete withdrawal, a Participant should consider the fees and expenses in effect at that time as disclosed in the Prospectus, since fees and expenses may change as provided under “Section 5 — Charges.”

Withdrawals from a Plan or IRA are generally taxed as ordinary income. In addition, a penalty tax may be payable under the Code upon the early withdrawal of amounts from an Account, to the extent they are also withdrawn from the Plan or IRA. See “Tax Information” below.

Transfers out of the Account will be considered withdrawals for purposes of determining the Income Base used to calculate the Guaranteed Income Amount. To the extent a Participant’s withdrawals after the Lock-In Date are in excess of the Guaranteed Income Amount during an Annual Period, they may be considered Excess Withdrawals which will reduce the Participant’s Income Base, and therefore reduce the Guaranteed Income Amount for future periods. All withdrawals prior to the Lock-In Date will be treated as Excess Withdrawals.

Retirement Plan Loans

Certain retirement plan arrangements may permit Participant loans. A Participant’s Account Value in the SecurePath for Life Product will be considered in determining the amount available to the Participant for a Plan loan, but amounts will not be withdrawn from the SecurePath for Life Product in order to fund a Plan loan. As a result, a Plan Participant may be required to initiate a transfer out of the SecurePath for Life Product, if the Participant wishes to access amounts in the SecurePath for Life Product in order to fund a Plan loan. Such a transfer may constitute an Excess Withdrawal for purposes of calculating the Income Base, and therefore reduce the Guaranteed Income Amount available to the Participant for future periods. When a Participant repays a Plan loan, the payment amounts are invested based on the Participant’s standing directions for allocating Plan contributions. If the Participant has directed certain amounts to be invested in the SecurePath for Life Product, such repayment amounts will be treated as new Contributions to the SecurePath for Life Product.

Payment of Withdrawal Amount

The Account Value withdrawn will be determined on the Business Day on which a request for a withdrawal is received by the Company in good order. For a complete withdrawal, the Participant will receive a full withdrawal of the Participant’s Account Value as determined on that Business Day by multiplying the number of Units in the Participant’s Account by the Unit value (on that Business Day). For a partial withdrawal, the Participant’s Account will be reduced by the number of Units obtained by dividing the amount of the withdrawal by the Unit value for that Business Day. A full or partial withdrawal payment will be made within seven days after receipt of the written request in good order.

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Automatic Withdrawals

The Company offers an automatic withdrawal feature that enables a Participant to receive periodic withdrawals in monthly, quarterly, semi-annual or annual intervals. The Company processes automatic withdrawals at the end of the Business Day at the interval selected. These automatic withdrawals will continue until the Participant elects to terminate them.

At the Lock-In Date, a Participant must elect the schedule by which the Participant will receive the Guaranteed Income Amount pursuant to these automatic withdrawals. Prior to the Lock-In Date, any automatic withdrawals would constitute Excess Withdrawals that reduce the Participant’s Income Base.

Suspension of Payments or Transfers

The Company may be required to suspend or postpone payments made in connection with withdrawals or transfers of Account Value for any period when (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings); (b) trading on the Exchange is restricted; (c) the Securities and Exchange Commission (SEC) has declared an emergency, during which sales and redemptions of shares of the Underlying Funds are not feasible or the shares cannot reasonably be valued; or (d) the SEC, by order, permits suspension or postponement of payments for the protection of investors.

Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require the Company to reject a Participant’s Contribution and/or to “freeze” a Participant’s Account. If these laws apply in a particular situation, then the Company would not be allowed to pay any request for withdrawals or death benefits, make transfers, or continue making annuity payments absent instructions from the appropriate federal regulator. The Company may also be required to provide information about a Participant and a Participant’s interest in a Contract to government agencies or departments.

Section 7 — Annuity Options

The SecurePath for Life Product offers a guaranteed lifetime withdrawal benefit, described under “Section 3 — Guaranteed Income Amount,” which permits a Participant to receive a Guaranteed Income Amount annually for the lifetime of the Participant, first as withdrawals from the Participant’s Account Value and, if necessary, as payments from the Company. A Participant also may elect to purchase one of several Fixed Annuity options available under the Contract. A Participant’s investment in the SecurePath for Life Product and receipt of the Guaranteed Income Amount will cease upon the election to purchase a Fixed Annuity option.

Because of the guaranteed lifetime withdrawal benefit offered under the SecurePath for Life Product, Participants should carefully consider whether the purchase of a Fixed Annuity Option is appropriate for them. In particular, Participants should consider that the election to purchase a Fixed Annuity option is irrevocable, and that Participants will lose the flexibility to withdraw amounts upon purchase of a Fixed Annuity. Participants should also carefully compare the Guaranteed Income Amount available to be withdrawn by a Participant against the income payments that would be available upon purchase of a Fixed Annuity.

Annuity Purchase Date

The Annuity Purchase Date is the date the Company receives (in good order at the SecurePath Service Center) written notice of a Participant’s election to purchase a Fixed Annuity option. The Accumulation Period and the Participant’s allocation to the applicable Variable Investment Option end on the Annuity Purchase Date. Once a Fixed Annuity takes effect, it may not be redeemed, surrendered or changed to any other form of annuity. The earliest a Participant may elect to purchase a Fixed Annuity option is upon eligibility to take withdrawals under the terms of the applicable retirement arrangement. The availability of Fixed Annuity options is subject to restrictions on withdrawals from employment-based retirement plans under the Code or under the terms of the particular Plan. Depending upon the terms of the retirement plan arrangement, a Participant may not be eligible to elect a Fixed Annuity Option. For example, certain Plans may permit lump-sum distributions from the Plan upon severance from service, but may not offer annuities as a form of distribution option.

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Fixed Annuity

Fixed Annuity payments are not made from the Pooled Account assets but are made from the general account of the Company which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, Fixed Annuity payments and interests in the general account have not been registered under the Securities Act of 1933, as amended, (the “1933 Act”) nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. The SEC staff has not reviewed the disclosures in this Prospectus that relate to the Fixed Annuity payments and interests in the general account. Disclosures regarding Fixed Annuity payments and the general account in this Prospectus, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

A Fixed Annuity may not be elected if the initial monthly payment under the form elected would be less than $20. Fixed Annuity payments will be made monthly unless the annuitant elects to receive payments annually, semi-annually or quarterly. Any such election must be made at the same time that the annuitant elects to receive a Fixed Annuity and cannot be changed during the annuity period.

Fixed Annuity Options

The following Fixed Annuity options may be available:

(i) Life Annuity — Annuity payments will be made during the lifetime of the annuitant. It would be possible for the annuitant to receive no annuity payment if the annuitant died prior to the date of the first annuity payment.

(ii) Life Annuity With Period Certain — Annuity payments will be made during the lifetime of the annuitant with the guarantee that if the annuitant dies before a period certain elected, the beneficiary will receive payments for the duration of the period. The period certain may be 5, 10, 15 or 20 years.

(iii) Life Annuity With Cash Refund — Annuity payments will be made during the lifetime of the annuitant with the guarantee that, upon the annuitant’s death, if the total payments received are less than the purchase payment, any difference is paid in a lump sum to the beneficiary.

(iii) Specified Fixed Period Annuity — Annuity payments will be made for a specified fixed period selected by the annuitant. If the annuitant dies during the specified fixed period, the annuity payments for the remainder of the period will be paid to the beneficiary. No annuity payments are made after the expiration of the specified fixed period even if the annuitant survives. The specified fixed period may be for 10, 15, 20, 25, or 30 years.

(iv) Joint and Survivor Annuity — Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person (“contingent annuitant”) with payments continued during the remaining lifetime of the contingent annuitant. At the time of electing a contingent annuity, the Participant may elect that the annuity payments to the contingent annuitant be made in the same amount paid while both annuitants lived or a lesser percentage (such as 50%) of this amount. For Section 401(a) and/or Section 401(k) Contracts, in the absence of a proper election by the Participant, a joint and survivor annuity with a survivorship annuity benefit for the surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living will be the normal form of benefit. If the contingent annuitant dies before the first annuity payment to the annuitant, the annuity election will be void and the annuitant will receive a Life Annuity. If the contingent annuitant dies after the first annuity payment to the annuitant, but before the death of the annuitant, annuity payments under the Joint and Survivor Annuity election will be made to the annuitant during his/her lifetime. If the annuitant and the contingent annuitant die before the date of the first annuity payment, no annuity payments will be made.

(v) Joint and Survivor Annuity With Period Certain — Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person (“contingent annuitant”). At the time of electing a contingent annuity, the Participant may elect that the annuity payments to the contingent annuitant be made in the same amount paid while both annuitants lived or a lesser percentage (such as 50%) of this amount.

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Annuity payments will be made for a period certain of any number of years between 5 and 20 years inclusive. In the event both annuitants die before the end of the period certain, payments will be made to the designated beneficiary for the remainder of the period.

The Life Annuity With Period Certain, the Specified Fixed Period Annuity, and the Joint and Survivor Annuity With Period Certain may only be elected for a number of years that will not exceed an annuitant’s life expectancy. The annuity benefit option elected by the Participant will affect the level of annuity payments the Participant will receive. The longer annuity payments are projected to continue based upon actuarial possibilities, the lower annuity payments will be.

The annuity purchase rate will be the rate in effect as declared by the Company on the Annuity Purchase Date, provided that the annuity purchase rates for these Fixed Annuity benefits shall not exceed the maximum rates set forth in the Contract. The guaranteed level of Fixed Annuity payments will be determined based upon (i) a Participant’s Account Value on the Annuity Purchase Date, (ii) the annuity purchase rate applicable on the Annuity Purchase Date which will reflect the age of the Participant and (iii) the type of Fixed Annuity option elected. Annuity purchase rates are based on certain actuarial assumptions. As of the date if this Prospectus for newly issued Contracts, the maximum annuity purchase rates assume interest at a rate of 1.00%, and are based on the 2000 Annuity with Projection Mortality Table with respect to assumptions regarding an annuitant’s life expectancy.

Tax-qualified Plans must generally provide by law that if a married Participant does not elect otherwise, and obtain the written consent of the Participant’s spouse, then retirement annuity benefits will be paid in the form of a joint and survivor annuity with a survivorship annuity benefit for the surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living.

Payments to a Beneficiary Following the Annuitant’s Death

If any annuity payment is payable to the Beneficiary after the death of an annuitant on or after the Participant’s Annuity Purchase Date but during a period certain, it shall be payable as each payment becomes due to the Beneficiary. If the benefit is payable to more than one beneficiary, it shall be paid in equal shares to such beneficiaries, the survivors or survivor, unless the annuitant has elected otherwise. Upon the death of the last surviving beneficiary, the Company shall pay the commuted value of any remaining payments in a lump sum cash payment to the estate of such last surviving Beneficiary in lieu of any further annuity payments.

Alternatively, the annuitant’s Beneficiary may direct in writing to the Company (at the SecurePath Service Center) that the commuted value of the annuity income payable after the death of the annuitant or contingent annuitant be paid to the beneficiary in a lump sum. The commuted value referred to above is the present value of any annuity payments to be paid over the portion of the period certain remaining on the date the Company receives (in good order at the SecurePath Service Center) written notice of the beneficiary’s election to receive the commuted value, discounted at the interest rate (compounded annually) applied to determine the annuity purchase rate of the annuitant’s Fixed Annuity.

Maturity Date

Upon the Maturity Date (the date of the IRA Participant’s 105th birthday, or earlier if required by state law), an IRA Participant’s certificate or interest in the SecurePath for Life Product will automatically mature. An IRA Participant must elect to purchase a Fixed Annuity option prior to the Maturity Date. At the Maturity Date, if no election has been made, an IRA Participant will automatically be converted to a Life Annuity (for single life coverage) or a Joint and Survivor Annuity (for joint coverage) providing annual income equal to the Guaranteed Income Amount.

Section 8 — Death Benefit

Calculation of Death Benefit

If a Participant dies before purchasing a Fixed Annuity under the Contract, then the Account Value will be paid to the selected Beneficiary (the “Death Benefit”), subject to the terms of any underlying Plan. If the Account Value has been reduced to zero, no death benefit is payable.

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Beneficiary

The Beneficiary is the person or entity a Participant names to receive any Death Benefit. The Beneficiary is named through documentation signed with the Plan or IRA account administrator. The Participant may change the Beneficiary at any time before the Participant dies. A change of Beneficiary will take effect on the date the change request form is signed, provided that the form is received in good order at the SecurePath Service Center.

If the Participant elects joint coverage under the SecurePath for Life Product, the spouse must be named as the Beneficiary of the Account.

If a Participant fails to name a Beneficiary, or if the named Beneficiary is deceased at the time of the Participant’s death, the Death Benefit will be payable in a lump sum to the Participant’s estate.

Payment Options

Under Section 403(b), Section 457 and 408 (IRA) Contracts, and subject to the terms of the Plan or IRA, the Account Value will be paid to the Beneficiary in a lump sum or, if the Beneficiary is under the age of 75 at the time of the Participant’s death, the Beneficiary may elect to have the Account Value applied to provide a Fixed Annuity. A lump sum payment to some extent may be taxed as ordinary income to the Beneficiary in the year received. A Beneficiary should consider the possible tax advantages of electing a Fixed Annuity.

Under Section 401(a) and/or Section 401(k) Contracts, however, the underlying tax-qualified Plan may require payment of the death benefit in the form of a “qualified pre-retirement survivor annuity” or other payment method. In each case involving Section 401(a) and/or Section 401(k) Contracts, reference must be made to the underlying Plan for more detailed information.

In addition, the surviving spouse of a participant that has elected a Lock-In Date and established joint coverage will, absent an alternative election, continue the investment in the SecurePath for Life Product and payments of the Guaranteed Income Amount. Such a surviving spouse has all rights of the deceased participant, including the ability to name a new beneficiary, provided that the surviving spouse may not change the form of joint coverage previously elected by the participant. A surviving spouse of a participant that has not elected a Lock-In Date may be eligible to continue the investment in the SecurePath for Life Product and elect a Lock-In Date. See “Guaranteed Income Amount” above.

Upon a Participant’s death, the Participant’s entire interest in the Contract (i) must generally be distributed within five years after the date of death or (ii), if payable to a Beneficiary, must be annuitized over the life of the designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year after the date of the Participant’s death. If the Beneficiary is the Participant’s spouse, distributions are not required to be made until the April 1st after the end of the calendar year in which the Participant would have attained age 70 1/2; if the spouse dies before distributions begin, the rules discussed above will apply as if the spouse were the Participant. If a spouse is the surviving Beneficiary, the spouse may elect to maintain an investment in the Contract to the extent permitted by the Participant’s retirement arrangement.

If a lump sum payment is elected, the Account Value will be determined on the Business Day on which a certified copy of the death certificate evidencing the Participant’s death is received by the Company at the applicable SecurePath Service Center. If the Beneficiary is under age 75 at the time of the Participant’s death and elects a Fixed Annuity, the Account Value will be determined on the Business Day that the Beneficiary purchases the Fixed Annuity. For Section 401(a) and/or Section  401(k) Contracts, the underlying Plan should be consulted to determine the options available.

Section 9 — Tax Information

The ultimate effect of federal income taxes on payments under the Contracts and on the economic benefit to the Participant, annuitant, payee and Beneficiary depends on the tax and employment status of the individual concerned.

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The discussion which follows on the treatment of the Company and of the Contracts under U.S. federal income tax law is general in nature, is based upon the Company’s understanding of current federal income tax laws, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax law or of the current interpretations by the Internal Revenue Service. No attempt is made to consider any applicable state or other tax laws. Each Contractholder and Participant contemplating investment in the SecurePath for Life Product should consult a qualified tax adviser.

Tax Treatment of the Company

TFLIC is taxed as a life insurance company under the Code. TFLIC has established a Pooled Account (Pooled Account No. 44), to hold the assets that are associated with the Contracts. The Pooled Account was established under New York law, and is registered with the SEC under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company.

TLIC is taxed as a life insurance company under the Code. TLIC has established a Pooled Account (Separate Account VA FF), to hold the assets that are associated with the Contracts. The Pooled Account was established under Iowa law, and is registered with the SEC under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company.

The assets of a Pooled Account are held in the name of the applicable Company and legally belong to the Company. Investment income and gains from the assets of a Pooled Account are reinvested and taken into account in determining the value of the Pooled Account. Under existing federal income tax law, the Company is generally entitled to deductions for increases in reserves; those deductions offset any taxable income generated by the Pooled Account.

Section 403(b) Annuities

Contributions made under a Contract meeting the requirements of Section 403(b) of the Code afford certain federal income tax benefits to employees of state educational organizations, and organizations which are tax-exempt under Section 501(c)(3) of the Code. The employer may make contributions to the Contract or the employer may agree with the Participant that in return for employer contributions to the Contract, the Participant will take a reduction in salary or give up a salary increase. The agreement may not be changed with respect to earnings of the Participant while the agreement is in effect. No federal income tax is payable by the Participant on increases in the Account Value until payments are received by the Participant.

Contributions meeting the requirements of Sections 402(g), Section 403(b) and Section 415 of the Code are not includable in the gross income of the Participant at the time they are made. Under Section 402(g) of the Code, Contributions made under a reduction in salary or a give up in salary increase agreement (“elective deferrals”) are excluded from a Participant’s gross income to the extent of $17,500 in 2014 (this limit is currently scheduled to be adjusted annually for inflation). The Section 402(g) limit will be reduced on a dollar for dollar basis by employee pre-tax elective deferrals made by that individual under a Section 401(k) Plan, a simplified employee pension plan, or other tax deferred annuity. All Contributions under a Section 403(b) Contract are subject to the requirements of Section 415 of the Code, which in general limit contributions by or on behalf of a Participant to the lesser of $52,000 (an amount subject to indexation for inflation) or 100% of the Participant’s annual compensation. Participants under a Section 403(b) Contract who have attained age 50 may be entitled to exceed the limits of Sections 402(g) and 415 by up to $5,500 in 2014 (an amount to be adjusted annually for inflation) and certain Participants with 15 or more years of service with their Plan sponsor may be eligible for an increase of up to $3,000 per year in the Section 415 limit (subject to a lifetime maximum of $15,000). The availability of the foregoing increases in limits will be subject to and may be limited by the terms of the Plan.

When a Participant takes a distribution from a 403(b) plan (including a withdrawal from this Contract), the amount received will generally be includable as ordinary income in the year received, except that such portion of any amount received as is deemed to represent a return of Participant after-tax contributions will not be taxed. However, a Participant may delay including certain distributions in income by making a rollover transfer, subject to requirements set by the Code, to an IRA, Section 403(b) annuity or an employer’s Section 401(a)/401(k) Plan or a governmental employer’s Section 457 Plan eligible and willing to accept such a rollover. A Participant may not rollover hardship distributions, distributions part of a series of installments or any required minimum distributions made after age 70 1/2 however.

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If the Participant receives any distribution from the Contract that does not qualify under one of the exceptions listed in the next sentence, the Participant must pay an additional tax of 10% of the amount of the distribution includable in gross income for the taxable year. The additional tax does not apply to distributions which are (1) made on or after the date on which the Participant attains age 59 1/2, (2) made to a beneficiary on or after the death of the Participant, (3) attributable to the Participant’s becoming permanently disabled, (4) made after separation from service in a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his/her beneficiary, (5) made to a Participant after separation of service after attainment of age 55, (6) made to a Participant for medical care (not to exceed the amount deductible by the Participant), (7) paid to alternate payees under a qualified domestic relations order or (8) in certain other circumstances.

Restrictions on Withdrawals of Elective Contributions. Any funds in the Participant’s account balance attributable to pre-tax salary reduction contributions will be restricted from withdrawal except upon attainment of age 59 1/2, severance from employment, death, disability or hardship (hardship withdrawals are to be limited to the amount of the Participant’s own contributions exclusive of earnings). Funds in the Participant’s account balance attributable to employer contributions, if any, and the earnings thereon will be subject to distribution restrictions as provided in the Plan.

Section 401(a) Plans

An employer maintaining a pension or profit sharing Plan which satisfies the requirements of Section 401(a) of the Code may make contributions to the Contract which are generally currently deductible by the employer and are not currently taxed to the Participants. The Code prescribes various limitations on the maximum amount which may be contributed on behalf of any Participant. Generally, annual contributions to a defined contribution plan on behalf of a Participant may not exceed the Section 415 limits, i.e. the lesser of the $52,000 (as indexed) or 100% of such Participant’s compensation. In the case of a 401(k) plan, the annual deferral limit for the Participant’s elective contributions under Section 402(g) of the Code is $17,500 in 2014 (this limit is currently scheduled to be adjusted annually for inflation). In addition, Participants may make after-tax contributions to the Contract if their Section 401(a) Plan permits subject to the Section 415 limits and Participants who have attained age 50 may be entitled to exceed the dollar limits of Sections 402(g) and 415 by up to $5,500 in 2014 (an amount currently scheduled to be adjusted annually for inflation). The availability of the foregoing increases in limits will be subject to and may be limited by the terms of the underlying Section 401(a) Plan.

When a Participant takes a distribution from 401(a) plan (including a distribution from this Contract), the amount received will be includable as ordinary income in the year received, except that such portion of any amount received as is deemed to represent a return of Participant after-tax Contributions will not be taxed.

The rules governing rollovers of distributions from a Section 401(a) Plan are parallel to those dealing with distributions from Section 403(b) annuities. If the Participant receives a direct distribution from the plan, automatic withholding of 20% will be made on the distribution — even though it is rendered not currently taxable by the Participant’s subsequent rollover or transfer of the gross amount to an IRA, Section 403(b) annuity or an employer’s Section 401(a)/401(k) Plan or a governmental employer’s Section 457 Plan eligible and willing to accept such a rollover. Alternatively, the Participant may avoid the automatic 20% withholding by directing the Plan to transfer the amount involved directly to an IRA, Section 403(b) annuity or an employer’s Section 401(a)/401(k) Plan or a governmental employer’s Section 457 Plan eligible and willing to accept such a rollover. See “Income Tax Withholding.” In addition, the 10% penalty on premature distributions from Section 403(b) annuities is also applicable to Section 401(a) Plan distributions.

Section 408 (IRA) Contracts

An individual, participating under a Contract which satisfies the requirements of Section 408 of the Code, may make contributions to the Contract. The Code prescribes various limitations on the maximum amounts which may be contributed by or on behalf of the Participant and on the deductibility of the contributions for federal income tax purposes. No federal income tax is payable by the Participant on increases in the value of his/her Account Value until payments are received by the Participant.

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When a Participant takes a distribution from an IRA or a qualified plan (including a distribution from this Contract), the amount received will be includable as ordinary income in the year received, except that such portion of any amount received which is deemed to represent a return of Participant non-deductible contributions will not be taxed. Any full or partial distribution will not be includable in ordinary income if the Participant rolls over the distribution within 60 days to an IRA, Section 403(b) annuity or an employer’s Section 401(a)/401(k) Plan or a governmental employer’s Section 457 Plan eligible and willing to accept such a rollover.

If the Participant receives any amount under the Contract prior to attainment of age 59 1/2, the Participant must pay an additional excise tax of 10% of the amount of the distribution includable in gross income for the taxable year. The additional tax does not apply to distributions which are (1) made to a beneficiary on or after the death of the Participant, (2) attributable to the Participant’s becoming permanently disabled, (3) made in a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his/her beneficiary, (4) in amounts not exceeding certain expenses in the year distributed, including deductible medical care expenses, qualified higher education expenses, qualified first-time home buyer costs (subject to a $10,000 maximum) and health insurance premiums paid by persons after receiving at least 12 weeks of unemployment compensation insurance payments, or (5) made in certain other circumstances.

Section 457 Plans

Section 457 of the Code allows employees of or independent contractors who furnish services to a state or local government or other tax-exempt employer to establish a deferred compensation plan allowing the deferral of certain limited amounts of compensation. Generally, the annual deferral limit is the lesser of $17,500 in 2014 (this limit is currently scheduled to be adjusted annually for inflation) or 100% of the Participant’s includable compensation. There is a “catch-up” provision which may permit a Participant to defer a greater amount prior to retirement and Participants who have attained age 50 may be entitled to exceed the dollar limits of Sections 402(g) and 415 by up to $5,500 in 2014 (an amount currently scheduled to be adjusted annually for inflation). The availability of the foregoing increases in limits will be subject to and may be limited by the terms of the underlying Section 457 Plan. State and local government includes a state, a political subdivision of a state, any agency or instrumentality of either of them, a tax-exempt rural electric cooperative or its tax-exempt affiliates. All amounts deferred and property bought with those amounts or income earned on those amounts under Section 457 Plans of non-governmental tax-exempt employers must remain the property of the employer and are subject to the claims of its general creditors. The assets of Section 457 Plans of state and local governments must be held in trust for the “exclusive benefit” of the Participants (and their beneficiaries).

Distributions from Section 457 Plans are generally taxable as ordinary income when paid or, in the case of distributions from Section 457 Plans of non-governmental tax-exempt employers, when made available. Distributions may be directly transferred without tax to a Section 457 Plan or, if paid by the Section 457 Plan of a governmental employer, rolled over under the same rules as govern rollovers of distributions from Section 403(b) plans. Distributions from Section 457 Plans are not subject to the special 10% excise tax for early distribution unless attributable to amounts rolled into that Plan from another type of Plan (such as an employer’s Section 401(a) Plan) the distributions of which would be subject to the excise tax.

Minimum Distribution Requirements

Distributions from a Plan or traditional IRA generally must begin no later than the April 1st of the calendar year following the year in which the Participant attains age 70 1/2 or, for Plans, the year in which he or she retires (if later than age 70 1/2). If the actual distributions from a traditional IRA, Section 403(b) annuity or an employer’s Section 401(a)/401(k) Plan or Section 457 Plan are less than the minimum required to be distributed, the difference is considered to be an excess accumulation and the IRS may impose a 50% excise tax on this excess amount. Roth IRA’s are not subject to the required minimum distribution rules while the owner is alive.

Income Tax Withholding

Unless the Participant or payee elects to have no withholding, the taxable portion of distributions under a Contract will be subject to income tax withholding under federal and certain state laws. The Company will notify recipients of taxable distributions under a Contract of their right to elect not to have withholding apply, if available.

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For Contracts other than under IRAs, mandatory 20% federal income tax withholding applies unless the distributions either are: (i) part of a series of substantially equal periodic payments (at least annually) for the Participant’s life or life expectancy, the joint lives or life expectancies of the Participant and his/her beneficiary, or a period certain of not less than 10 years; or (ii) required by the Code upon the Participant’s attainment of age 70 1/2 (or retirement) or death; or (iii) made on account of hardship. Distributions of the Guaranteed Income Amount under the Plan will be subject to 20% federal income tax withholding.

Such withholding will apply even if the distribution is rolled over into another plan qualified to receive the same, including an IRA. The withholding can be avoided if the Participant’s interest is directly transferred to that other plan. A direct transfer to the new plan can be made only in accordance with the terms of the old plan. If withholding is not avoided, the amount withheld may be subject to income tax and penalties unless an equivalent amount is rolled over.

Under the contract exchange rules established for the applicable 403(b) plan, an exchange of a Section 403(b) annuity contract for another Section 403(b) annuity contract may qualify as a tax-free exchange. A “exchange within the same 403(b) plan” must meet the following conditions: (i) the 403(b) plan under which the contract is issued must permit contract exchanges; (ii) immediately after the exchange the accumulated benefit of the Participant (or beneficiary of a deceased Participant) is at least equal to the Participant’s (or beneficiary’s) accumulated benefit immediately before the exchange (taking into account the accumulated benefit of that Participant (or beneficiary) under both section 403(b) contracts immediately before the exchange); (iii) the contract issued in the exchange is subject to distribution restrictions with respect to the Participant that are not less stringent than those imposed on the contract being exchanged; and (iv) the employer sponsoring the 403(b) plan and the issuer of the contract issued in the exchange agree to provide each other with specified information from time to time in the future (“an information sharing agreement”). The shared information is designed to preserve the requirements of Section 403(b), primarily to comply with loan requirements, hardship withdrawal rules, and distribution restrictions.

Section 10 — Other Information

The Company

The Contracts may be issued by Transamerica Life Insurance Company in all jurisdictions except New York. TLIC was incorporated under the laws of the State of Iowa on April 19, 1961 as NN Investors Life Insurance Company, Inc. The Company is a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by AEGON N.V. of The Netherlands, the securities of which are publicly traded. AEGON N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. TLIC is licensed in the District of Columbia, Guam, Puerto Rico, the U.S. Virgin Islands, and all states except New York.

The Contracts may be issued by Transamerica Financial Life Insurance Company in all jurisdictions, including New York. TFLIC is a stock life insurance company which was organized under the laws of the State of New York on October 3, 1947. TFLIC is an indirect, wholly-owned subsidiary of AEGON USA, LLC (“AEGON”), a financial services holding company whose primary emphasis is life insurance and annuity and investment products. AEGON is an indirect wholly-owned subsidiary of AEGON N.V.

Financial Condition of the Company

Many financial services companies, including insurance companies, have been facing challenges in this unprecedented economic and market environment, and the Company is not immune to these challenges. It is important for you to understand the impact these events may have, not only on Account Value, but also on the ability to meet the guarantees under the Contract.

Assets in the Pooled Account.    A Participant assumes all of the investment risk for his or her Account Value that is allocated to a Variable Investment Option in the Pooled Account. A Participant’s Account Value in a Variable Investment Option constitutes a portion of the assets of the Pooled Account. These assets are

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segregated and insulated from the Company’s general account, and may not be charged with liabilities arising from any other business that the Company may conduct.

Assets in the General Account.    Any guarantees under a Contract that exceed Account Value, such as those associated with the lifetime withdrawal benefit feature of the Contract, are paid from the Company’s general account (and not the Pooled Account). Therefore, any amounts that the Company may be obligated to pay under the Contract in excess of Account Value are subject to the Company’s financial strength and claims-paying ability and the Company’s long-term ability to make such payments. The assets of the Pooled Account, however, are also available to cover the liabilities of the Company’s general account, but only to the extent that the Pooled Account assets exceed the Pooled Account liabilities arising under the Contracts supported by it.

The Company issues other types of insurance policies and financial products as well, and the Company also pays its obligations under these products from the Company’s general account assets.

The Company’s Financial Condition.    As an insurance company, the Company is required by state insurance regulation to hold a specified amount of reserves in order to meet all of the contractual obligations of its general account. To meet its claims-paying obligation, the Company monitors its reserves so that it holds sufficient amounts to cover actual or expected policy and claims payments. However, it is important to note that there is no guarantee that the Company will always be able to meet its claims-paying obligations; there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that the Company may incur as the result of defaults on the payment of interest or principal on its general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of those investments.

How to Obtain More Information.    The Company encourages both existing and prospective Contractholders and Participants to read and understand its financial statements. The Company prepares its financial statements on a statutory basis. TLIC’s financial statements, as well as those of Separate Account VA FF, are presented in conformity with accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division. TFLIC’s financial statements, as well as those of Pooled Account No. 44, are presented in conformity with accounting practices prescribed or permitted by the New York Insurance Department. Financial statements for the Company and the Pooled Account are located in the Statement of Additional Information (“SAI”). For a free copy of the SAI, simply call or write the Company at the telephone number or address of the applicable SecurePath Service Center referenced in this prospectus. In addition, the SAI is available on the SEC’s website at http://www.sec.gov.

The Pooled Account

TLIC has established a Pooled Account (Separate Account VA FF), to hold the assets that are associated with the Contracts it issues in all jurisdictions except New York. The Pooled Account was established under Iowa law, and is registered with the SEC under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company.

TFLIC has established a Pooled Account (Pooled Account No. 44), to hold the assets that are associated with the Contracts it issues. The Pooled Account was established under New York law, and is registered with the SEC under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company.

The assets of each Pooled Account are held in the name of the applicable Company and legally belong to that Company. Investment income and gains from the assets of each Pooled Account are reinvested and taken into account in determining the value of that Pooled Account, without regard to other income, gains, or losses of the Company. Assets of a Pooled Account may not be charged with liabilities arising out of any other business of the applicable Company. However, all obligations under the Contract, including the obligations to pay the Guaranteed Income Amount under the Contract, are the Company’s general account corporate obligations. Additional information about the Company, including its audited financial statements for the most recent fiscal year, is available in the Statement of Additional Information.

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Distribution of the Contracts

TCI will act as the principal underwriter and distributor of the Contracts. TCI or other authorized broker-dealers which enter into an agreement with TCI will perform sales and marketing functions relative to the Contracts which participate in the Variable Funds Account or the Asset Allocation Funds Account. TCI is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. The principal business address of TCI is 4600 South Syracuse Street, Suite 1100, Denver, CO 80237. The Contracts are wholesaled and distributed by individuals who are registered representatives of TCI and who are also licensed as insurance agents for TFLIC. The Contracts may also be sold through registered representatives of other broker-dealers authorized by TCI and applicable law who may be insurance agents licensed by an insurance company other than TFLIC. TCI has authorized its affiliated broker-dealer, Transamerica Investors Securities Corporation (“TISC”) to sell the Contracts and also to perform certain distribution functions on behalf of TCI. TISC may also enter into selling agreements with other broker-dealers for the sale of the Contracts.

Broker-dealers who sell the Contracts may receive compensation in the form of commissions for transactions in the Contracts, which are used to fund retirement plans. This type of commission compensation is typically paid upfront and based directly on the amount of assets invested in the Contract by the applicable retirement plan. For the Contracts, the commission typically ranges between 1% and 7%, and will not exceed 8% of Purchase Payments.

Broker-dealers may also be paid trailing commissions by TCI, TISC or another affiliated broker-dealer. Trailing commissions are ongoing payments that are based on the value of the Plan’s continued investment in the Contracts. Trailing commissions are paid for ongoing distribution and retirement plan servicing that the broker-dealer may provide. Such retirement plan servicing may, if requested by the retirement plan sponsor, include (i) conducting participant enrollment meetings; (ii) providing general education to retirement plan participants regarding the terms and operation of the retirement plan and the investment options under the plan; and (iii) providing general education to the plan sponsor or its investment committee regarding the investment options under the plans. The trail compensation is payable under the agreement with the selling broker-dealer whether or not the broker-dealer or its representatives provide any such particular services to the plans or their participants. For the Contracts, the trailing commission paid is typically between 0.05% and 1.25%.

In addition, although not in connection with any particular retirement plan customer, broker-dealers who sell the Contracts may receive the following compensation from TCI, TISC or another affiliated broker-dealer: gifts valued at less than $100 annually, an occasional dinner or ticket to a sporting or entertainment event, or reimbursement in connection with attendance at educational meetings, financial advisor workshops or other events sponsored by TCI, TISC or their affiliates. TCI, TISC or their affiliated broker-dealers may also pay for, or reimburse a selling broker-dealer for, the costs associated with such selling broker-dealer’s marketing and sales force education and training efforts, including costs of national sales and education conferences. These payments offset a portion of a selling broker-dealer’s costs for such training and education conferences.

Right to Cancel Period

A Participant who has been issued an individual IRA Contract or certificate may return his or her Contract for a refund, but only if the Participant returns it within a prescribed period, which is generally 10 days (after the Participant receives the Contract), or whatever longer time may be required by state law. This cancellation privilege may not be available for certain employment based retirement plans. The amount of the refund will generally be the Contributions paid (for an IRA, the amount of the rollover contribution), plus or minus accumulated gains or losses in the Pooled Account. The Participant bears the risk of any decline in Account Value during the right to cancel period. However, if state law requires, the Company will refund the original Contribution(s) paid. The Company will pay the refund within seven days after it receives, in good order within the applicable period at the SecurePath Service Center, written notice of cancellation and the returned Contract. The Contract will then be deemed void.

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Sending Forms and Transaction Requests in Good Order

The Company cannot process requests for transactions relating to the Contract until the Company has received them in good order at the applicable SecurePath Service Center. “Good order” means the actual receipt by the Company of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or facsimile, or via website), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes, to the extent applicable to the transaction: the completed application or enrollment form; the transaction amount to and/or from the Variable Investment Option affected by the requested transaction; the signature of the Participant; Social Security Number or Taxpayer I.D.; and any other information or supporting documentation that the Company may require, including any spousal consents, proof of age, or proof of marriage. With respect to purchase requests, “good order” also generally includes receipt (by the Company) of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

Unclaimed or Abandoned Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.

Misstatements of Age or Sex

If there has been a misstatement of the age and/or sex of a Participant, the Participant’s spouse, or another beneficiary, or a misstatement of any other fact relating to the calculation of the Guaranteed Income Amount or the calculation of Fixed Annuity options, then, to the extent permitted by applicable law, the Company reserves the right to make adjustments to any charges, guarantees, or other values under the SecurePath for Life Product to reasonably conform to the correct facts.

Legal Proceedings

There are no legal proceedings to which a Pooled Account is a party or to which the assets of a Pooled Account are subject. We, like other life insurance companies, are subject to regulatory and legal proceedings, including class action lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

We are currently being audited on behalf of multiple states’ treasury and controllers’ offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased policy and contract holders. In addition, we are the subject of multiple state Insurance Department inquiries and market conduct examinations with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity have resulted in or may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, administrative penalties and changes in our procedures for the identification of unreported claims and handling of escheatable property. We do not believe that any regulatory actions or agreements that have resulted from or will result from these examinations has had will have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

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Householding

The Company may send only a single copy of prospectuses and shareholder reports to Participants residing in the same household, in lieu of sending a copy to each individual Participant. A Participant may elect to receive an individual copy of prospectuses and shareholder reports by calling the SecurePath Service Center.

Inquiries

Participants should contact their retirement services provider at the below address.

Transamerica Retirement Solutions 4333 Edgewood NE Rd. Cedar Rapids, IA 52499 1-800-755-5801

A Participant may check his or her Account at www.trsretire.com. Follow the logon procedures. A Participant will need the pre-assigned Personal Identification Number (“PIN”) to access information about his or her Account. The Company cannot guarantee that the Participant will be able to access this site.

A Participant should protect his or her PIN because on-line (or telephone) options may be available and could be made by anyone who knows that PIN. The Company may not be able to verify that the person providing instructions using the Participant’s PIN is the Participant or someone authorized by the participant.

Availability of Electronic Documents

Depending upon the services provided by the IRA or Plan administrator, Participants may be able to receive account statements, prospectuses, and confirmations electronically. A Participant should contact the IRA or Plan administrator for more information about receiving documents electronically.

Statement of Additional Information

The Statement of Additional Information contains further details regarding the Company and the SecurePath for Life Product. You may obtain a free copy of the SAI by contacting the SecurePath Service Center. Please use the form attached at the end of this Prospectus.

Below is the table of contents of the Statement of Additional Information:

•	The Company

•	Independent Registered Public Accounting Firm

•	Principal Underwriter/Sale of Contracts

•	Determination of Unit Values

•	Tax Information

•	Financial Statements

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Request for SecurePath for Life Product Statement of Additional Information

Detach and return in an envelope addressed to:

Transamerica Retirement Solutions 4333 Edgewood NE Rd. Cedar Rapids, IA 52499 1-800-755-5801

Please make sure that your name and address where you wish for the Company to send the current Statement of Additional Information appear below:

Name:

Address:

9222 (rev. 5/14)

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Statement of Additional Information
May 1, 2014
SecurePath for Life Product
Issued through
TFLIC Pooled Account No. 44
Offered by
Transamerica Financial Life Insurance Company
This Statement of Additional Information expands upon subjects discussed in the Prospectus for the SecurePath for Life Product offered by Transamerica Financial life Insurance Company (“TFLIC”). This Statement of Additional Information is NOT a Prospectus, but it relates to, and should be read in conjunction with the Prospectus for the SecurePath for Life Product and the prospectuses for the underlying target retirement date mutual funds. Copies of the Prospectus for the Transamerica SecurePath for Life Product are available, at no charge, by writing TFLIC at 440 Mamaroneck Avenue, Harrison, New York 10528 or by calling (800) 755-5801.

TFLIC
Transamerica Financial Life Insurance Company is a stock life insurance company which was organized under the laws of the State of New York on October 3, 1947. TFLIC is an indirect, wholly-owned subsidiary of AEGON USA, LLC (“AEGON”), a financial services holding company whose primary emphasis is life insurance and annuity and investment products. AEGON is an indirect wholly-owned subsidiary of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group. As TFLIC’s parent, AEGON exercises substantial influence over the operations and capital structure of TFLIC; however, neither AEGON nor any other related company has any legal responsibility for obligations of TFLIC under the Contract.

Independent Registered Public Accounting Firm

The statutory-basis financial statements and schedules of TFLIC at December 31, 2013 and 2012, and for each of the three years in the period ended December 31, 2013, appearing herein, have been audited by Ernst & Young LLP, Suite 3000, 801 Grand Avenue, Des Moines, Iowa 50309, Independent Registered Public Accounting Firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon their reports given on their authority as experts in accounting and auditing.

The financial statements of Pooled Account No. 44 at December 31, 2013, appearing on the following pages have been audited by Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, Independent Registered Public Accounting Firm, as set forth in their report therein appearing elsewhere herein, and are included in reliance upon their reports given on their authority as experts in accounting and auditing.

Principal Underwriter/Sale of Contracts
Transamerica Capital, Inc. (“TCI”), which is an affiliate of TFLIC, is the principal underwriter and distributor of the Contracts. TCI or other authorized broker-dealers which enter into an agreement with TCI will perform sales and marketing functions relative to the Contracts. TCI is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address of TCI is 4600 South Syracuse Street, Suite 1100, Denver, CO 80237.
The Contracts are offered on a continuous basis. TFLIC anticipates continuing to offer the policies, but reserves the right to discontinue the offering at any time.
The Contracts are wholesaled and distributed by individuals who are registered representatives of TCI and who are also licensed as insurance agents for TFLIC. TCI may also enter distribution agreements with other broker-dealers. The Contracts may be sold through registered representatives of those broker-dealers authorized by TCI and applicable law. Such representatives will also be TFLIC’s appointed insurance agents under state insurance law.
Commissions may be paid to firms on sales of the Contract according to one or more schedules. TFLIC may reimburse TCI for certain expenses it incurs in order to pay for the distribution of the policies, including commissions payable to selling firms. TFLIC and its affiliates provide paid-in capital to TCI and pay for TCI’s operating and other expenses, including overhead, legal and accounting fees. TFLIC pays commissions to TCI for Contract sales; these commissions are passed through to the selling firms with TCI not retaining any portion of the commissions.
In addition, in an effort to promote the sale of the Contracts, TFLIC or TCI may enter into compensation arrangements with certain broker-dealers under which such firms may receive separate compensation or reimbursement for (i) sales promotions relating to the Contracts; (ii) costs associated with sales conferences and educational seminars for sales representatives; and (iii) other administrative services. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among firms.
Determination of Unit Values
TFLIC determines the Unit value of each Variable Investment Option each day on which the New York Stock Exchange is open for business (each, a “Business Day”). As a result, each Variable Investment Option will normally determine its Unit Value every weekday except for the following holidays or the days on which they are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas. This daily determination of Unit value is made as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time. A Business Day may close earlier than 4:00 p.m. Eastern time if regular trading on the New York Stock Exchange closes earlier.
The Unit Value is determined by dividing (i) the total assets of a Variable Investment Option less all of its liabilities by (ii) the total number of Units outstanding at the time the determination is made. Contributions to and withdrawals from the Variable Investment Option will be priced at the Unit value next determined following the receipt of such Contribution or withdrawal, in good order at the SecurePath Service Center.
Units of each Variable Investment Option are valued based upon the valuation of the securities held by the corresponding underlying Target Date Fund in which the particular Variable Investment Option invests. The value of the assets of a Variable Investment Option is determined by multiplying the number of shares of the Target Date Fund held by that Variable Investment Option by the net asset value of each share of that Target Date Fund, share and adding the value of dividends declared by the Target Date Fund but not yet paid.

Additional Tax Information
Taxation of TFLIC
TFLIC at present is taxed as a life insurance company under part I of Subchapter L of the Code. The assets of the Pooled Account are held in the name of TFLIC and legally belong to TFLIC. Accordingly, the Pooled Account will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. TFLIC does not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the Pooled Account retained as part of the reserves under the Contract. Based on this expectation, it is anticipated that no charges will be made against the Pooled Account for federal income taxes. If, in future years, any federal income taxes are incurred by TFLIC with respect to the Pooled Account, TFLIC may make a charge to the Pooled Account.
Financial Statements
The values of an interest in the Pooled Account will be affected solely by the investment results of the applicable subaccount(s). Financial statements of certain subaccounts of Pooled Account No. 44, which are available for investment by Contractholders, are contained herein. The statutory basis financial statements of TFLIC, which are included in this SAI, should be considered only as bearing on the ability of TFLIC to meet its obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the Pooled Account.

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

POOLED ACCOUNT NO. 44

SECUREPATH FOR LIFE VARIABLE ANNUITY

STATEMENTS OF ASSETS AND LIABILITIES

At December 31, 2013

	SecurePath for Life Retirement Income		SecurePath for Life 2010	SecurePath for Life 2015	SecurePath for Life 2020	SecurePath for Life 2025	SecurePath for Life 2030
Assets:
Investment in mutual funds, Level 1 quoted price at net asset value	$1,172		$325,320	$402,062	$84,028	$336,755	$1,169
Receivable for investments sold	—		8	2	7	16	—
Receivable for units sold	—		10	72	—	6	—

Total assets.	1,172		325,338	402,136	84,035	336,777	1,169

Liabilities:
Payable for investments purchased	—		10	72	—	6	—
Payable for units redeemed	—		8	2	7	16	—
Accrued guaranteed income benefit charge		*	255	315	66	259	1
Accrued administrative fees		*	127	157	33	130		*
Accrued mortality and expense risk.	—		28	35	7	29	—

Total liabilities	—		428	581	113	440	1

Net assets attributable to annuity contractholders.	$1,172		$324,910	$401,555	$83,922	$336,337	$1,168

Accumulation units outstanding	100		26,579	31,596	6,415	25,084	100

Accumulation unit value	$11.72		$12.22	$12.71	$13.08	$13.41	$11.68

Investment in securities:
Number of shares	94		12,708	27,222	3,100	21,381	42

Cost	$1,123		$307,423	$359,861	$76,423	$290,357	$1,010

*	Amount rounds to less than $ 1.00.

The notes to the financial statements are an integral part of this report.

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

POOLED ACCOUNT NO. 44

SECUREPATH FOR LIFE VARIABLE ANNUITY

STATEMENTS OF OPERATIONS

For the Period/Year Ended December 31, 2013

	SecurePath for Life Retirement Income	SecurePath for Life 2010	SecurePath for Life 2015	SecurePath for Life 2020	SecurePath for Life 2025	SecurePath for Life 2030 ^
Investment income:
Dividend income (loss)	$19	$5,237	$7,039	$1,486	$6,365	$22

Expenses:
Guaranteed income benefit charge.	11	2,911	3,471	529	2,721	11
Administrative fees.	4	1,456	1,735	265	1,361	3
Mortality and expense risk.	—	323	385	59	302	—

Net expenses.	15	4,690	5,591	853	4,384	14

Net investment income (loss)	4	547	1,448	633	1,981	8

Net realized and unrealized gains (losses) on investments:
Realized capital gains (losses) from investments	1	3,419	3,293	137	8,585	1
Realized capital gain distributions.	18	3,693	2,274	21	—		*
Change in net unrealized appreciation (depreciation) from investments	28	14,941	34,819	6,799	35,036	159

Net realized and unrealized gains (losses) on on investments.	47	22,053	40,386	6,957	43,621	160

Net increase (decrease) in net assets resulting from operations	$51	$22,600	$41,834	$7,590	$45,602	$168

*	Amount rounds to less than $ 1.00.
^	Commencement of Operations, January 3, 2013.

The notes to the financial statements are an integral part of this report.

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

POOLED ACCOUNT NO. 44

SECUREPATH FOR LIFE VARIABLE ANNUITY

STATEMENTS OF CHANGES IN NET ASSETS

For the Period/Year Ended December 31, 2013

	SecurePath for Life Retirement Income	SecurePath for Life 2010	SecurePath for Life 2015	SecurePath for Life 2020	SecurePath for Life 2025	SecurePath for Life 2030 ^
From operations:
Net investment income (loss).	$4	$547	$1,448	$633	$1,981	$8
Realized capital gains (losses) from investments	1	3,419	3,293	137	8,585	1
Realized capital gain distributions.	18	3,693	2,274	21	—		*
Change in net unrealized appreciation (depreciation) from investments.	28	14,941	34,819	6,799	35,036	159

Net increase (decrease) in net assets resulting from operations	51	22,600	41,834	7,590	45,602	168

From unit transactions:
Units sold	—	32,145	21,096	57,561	93,067	1,000
Units redeemed.	—	(38,051)	(33,864)	(57)	(66,814)	—

Net increase (decrease) in net assets resulting from unit transactions	—	(5,906)	(12,768)	57,504	26,253	1,000

Total increase (decrease) in net assets	51	16,694	29,066	65,094	71,855	1,168

Net assets:
Beginning of year.	1,121	308,216	372,489	18,828	264,482	—

End of year	$1,172	$324,910	$401,555	$83,922	$336,337	$1,168

Units outstanding beginning of year.	100	27,112	32,644	1,643	22,971	—
Units sold.	—	2,739	1,765	4,777	7,587	100
Units redeemed	—	(3,272)	(2,813)	(5)	(5,474)	—

Units outstanding end of year	100	26,579	31,596	6,415	25,084	100

*	Amount rounds to less than $ 1.00.
^	Commencement of Operations, January 3, 2013.

The notes to the financial statements are an integral part of this report.

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

POOLED ACCOUNT NO. 44

SECUREPATH FOR LIFE VARIABLE ANNUITY

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended December 31, 2012

	SecurePath for Life Retirement Income	SecurePath for Life 2010	SecurePath for Life 2015	SecurePath for Life 2020	SecurePath for Life 2025
From operations:
Net investment income (loss).	$(4)	$5,122	$4,705	$220	$2,211
Realized capital gains (losses) from investments	(115)	297	300	18	8,575
Change in net unrealized appreciation (depreciation) from investments.	(4)	3,777	8,094	1,030	13,075

Net increase (decrease) in net assets resulting from operations	(123)	9,196	13,099	1,268	23,861

From unit transactions:
Units sold	193	264,883	350,190	8,680	147,682
Units redeemed.	—	(6,067)	(6,926)	(41)	(81,246)

Net increase (decrease) in net assets resulting from unit transactions	193	258,816	343,264	8,639	66,436

Total increase (decrease) in net assets	70	268,012	356,363	9,907	90,297

Net assets:
Beginning of year.	1,051	40,204	16,126	8,921	174,185

End of year	$1,121	$308,216	$372,489	$18,828	$264,482

Units outstanding beginning of year.	100	3,839	1,552	862	16,896
Units sold.	—	23,817	31,711	785	13,401
Units redeemed	—	(544)	(619)	(4)	(7,326)

Units outstanding end of year	100	27,112	32,644	1,643	22,971

The notes to the financial statements are an integral part of this report.

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

POOLED ACCOUNT NO. 44

SECUREPATH FOR LIFE VARIABLE ANNUITY

FINANCIAL HIGHLIGHTS

For an accumulation unit outstanding throughout the period/year:

		Income (Loss) from Investment Operations						Ratios to Average Net Assets
For the Period/Year Ended	Unit Value, Beginning of Period/Year	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total Income (Loss) From Investment Operations	Unit Value, End of Period/Year	Net Assets, End of Period/Year	Total Return *	Expenses (b)		Net Investment Income (Loss)		Portfolio Turnover
SPL Retirement Income
12/31/2013	$11.21	$0.04	$0.47	$0.51	$11.72	$1,172	4.54%	1.31	%(c)	0.35%		1%
12/31/2012	10.51	(0.01)	0.71	0.70	11.21	1,121	6.72	1.43	(c)	(0.08)		593
12/31/2011	10.13	0.14	0.24	0.38	10.51	1,051	3.74	1.45		1.35		1
12/31/2010 ^	10.00	0.08	0.05	0.13	10.13	1,013	1.30	1.09	(c)(e)	9.33	(e)	—	(d)

SPL 2010
12/31/2013	11.37	0.02	0.83	0.85	12.22	324,910	7.53	1.45		0.17		13
12/31/2012	10.47	0.42	0.48	0.90	11.37	308,216	8.55	1.45		3.79		6
12/31/2011	10.27	0.45	(0.25)	0.20	10.47	40,204	1.96	1.44	(c)	4.31		84
12/31/2010 ^	10.00	0.22	0.05	0.27	10.27	1,027	2.70	1.38	(c)(e)	25.24	(e)	—	(d)

SPL 2015
12/31/2013	11.41	0.05	1.25	1.30	12.71	401,555	11.38	1.45		0.38		8
12/31/2012	10.39	0.19	0.83	1.02	11.41	372,489	9.78	1.45		1.75		4
12/31/2011	10.36	0.29	(0.26)	0.03	10.39	16,126	0.29	1.44	(c)	2.83		121
12/31/2010 ^	10.00	0.21	0.15	0.36	10.36	1,036	3.60	1.40	(c)(e)	24.46	(e)	—	(d)

SPL 2020
12/31/2013	11.46	0.13	1.49	1.62	13.08	83,922	14.16	1.45		1.07		1
12/31/2012	10.35	0.19	0.92	1.11	11.46	18,828	10.75	1.45		1.68		2
12/31/2011	10.42	1.26	(1.33)	(0.07)	10.35	8,921	(0.73)	1.44	(c)	12.09		1
12/31/2010 ^	10.00	0.19	0.23	0.42	10.42	1,042	4.20	1.39	(c)(e)	22.06	(e)	—	(d)

SPL 2025
12/31/2013	11.51	0.08	1.82	1.90	13.41	336,337	16.46	1.45		0.66		24
12/31/2012	10.31	0.10	1.10	1.20	11.51	264,482	11.69	1.45		0.88		65
12/31/2011	10.49	0.88	(1.06)	(0.18)	10.31	174,185	(1.72)	1.45		8.63		1
12/31/2010 ^	10.00	0.19	0.30	0.49	10.49	1,049	4.90	1.40	(c)(e)	21.77	(e)	—	(d)

SPL 2030
12/31/2013 ^ ^	10.00	0.08	1.60	1.68	11.68	1,168	16.76	1.32	(c)(e)	0.75	(e)	1

*	Return presented may differ from calculated return due to rounding of unit value for financial statement purposes.
^	Commencement of Operations was December 1, 2010.
^^	Commencement of Operations was January 3, 2013.
(a)	Calculated based upon average accumulation units outstanding.
(b)	Ratios exclude expenses incurred by the underlying Vanguard Fund.
(c)	Actual expense ratio experienced is not equal to the contracted ratio of 1.45% due to rounding.
(d)	Portfolio turnover is zero due to only having an initial investment of seed money.
(e)	Annualized.

The notes to the financial statements are an integral part of this report.

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

POOLED ACCOUNT NO. 44

SECUREPATH FOR LIFE VARIABLE ANNUITY

NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pooled Account No. 44 (the “Pooled Account”) is a separate investment account established on September 1, 2010, by Transamerica Financial Life Insurance Company, Inc. (“TFLIC”), a wholly-owned subsidiary of Aegon USA, LLC (“Aegon”), under the laws of the State of New York. Aegon is a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. Aegon is an indirect, wholly-owned subsidiary of Aegon NV, a corporation based in the Netherlands which is a publicly traded international insurance group.

The Pooled Account is registered with the Securities and Exchange Commission and operates as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended. The Pooled Account holds assets that are segregated from all of TFLIC’s other assets and, at present, is used as a funding vehicle under certain tax-deferred annuity contracts issued by TFLIC to fund retirement plans maintained by certain not-for-profit and other organizations (“Group Plans”). TFLIC is the legal holder of the assets in the Pooled Account.

The Pooled Account commenced operations on December 1, 2010. At December 31, 2013, there were six Subaccounts within the Pooled Account available to contractholders of Group Plans: SecurePath for Life Retirement Income (“SPL Retirement Income”), SecurePath for Life 2010 (“SPL 2010”), SecurePath for Life 2015 (“SPL 2015”), SecurePath for Life 2020 (“SPL 2020”), SecurePath for Life 2025 (“SPL 2025”), and SecurePath for Life 2030 (“SPL 2030”) (collectively, the “Subaccounts”). SPL 2030 commenced operations on January 3, 2013. Each Subaccount invests in one of a series of Vanguard Target Retirement Funds (the “Target Retirement Funds”), which are mutual funds offered through the Vanguard Group, Inc. The financial statements of the Target Retirement Funds should be read in conjunction with the Pooled Account’s financial statements.

Subaccount	Underlying Investment
SPL Retirement Income	Vanguard Target Retirement Income Fund, Investor Class
SPL 2010	Vanguard Target Retirement 2010 Fund, Investor Class
SPL 2015	Vanguard Target Retirement 2015 Fund, Investor Class
SPL 2020	Vanguard Target Retirement 2020 Fund, Investor Class
SPL 2025	Vanguard Target Retirement 2025 Fund, Investor Class
SPL 2030	Vanguard Target Retirement 2030 Fund, Investor Class

From time to time, the Subaccounts may have a concentration of several contractholders holding a significant percentage of units outstanding. Investment activities of these unit holders could have a material impact on the Subaccounts.

In preparing the Subaccounts’ financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies consistently followed by the Pooled Account.

Security Transactions: The investments in the Target Retirement Funds are valued at the net asset value per share determined as of the close of business of the New York Stock Exchange (the “NYSE”) (typically, 4:00 P.M. Eastern time) on the valuation date. A description of the portfolio valuation policy for the Target Retirement Funds can be found in the Target Retirement Funds’ Notes to Financial Statements.

Investment Income: Dividend income from the investment in the Target Retirement Funds is recorded on the ex-dividend date and realized gains and losses from the sale of investments are determined on the basis of identified cost. Dividends received from the Target Retirement Fund investments are reinvested to purchase additional mutual fund shares.

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

POOLED ACCOUNT NO. 44

SECUREPATH FOR LIFE VARIABLE ANNUITY

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

Contributions and Withdrawals: The unit value of each Subaccount is determined as of the close of business of the NYSE. Contractholders may contribute or withdraw from the Subaccounts at the stated unit value on a particular day based upon the terms described in the prospectus.

Federal Income Taxes: The operations of the Pooled Account form a part of, and are taxed with, the operations of TFLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the “Code”). TFLIC does not expect, based upon current tax law, to incur any income tax upon the earnings or realized or unrealized capital gains attributable to the Pooled Account. Based upon this expectation, no charges are currently being deducted from the Pooled Account for federal income tax purposes.

The Pooled Account recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. If applicable, the Pooled Account recognizes interest accrued related to unrecognized tax liabilities and related penalties as “tax expense” on the Statement of Operations. Management has evaluated the Pooled Account’s tax provisions taken for all open tax years 2010-2012, as 2013 has not yet been filed, and has concluded that no provision for income tax is required in Separate Account’s financial statements.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The value of the investment in each Target Retirement Fund is valued at the net asset value per share at the close of business of the NYSE, normally, 4:00 P.M. Eastern time, each day the NYSE is open for business. The Subaccounts utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical securities.

Level 2 – Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs, which may include management’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

POOLED ACCOUNT NO. 44

SECUREPATH FOR LIFE VARIABLE ANNUITY

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 2. SECURITY VALUATIONS (continued)

Fair value measurement: Investment company securities are valued at the net asset value of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied. They are categorized in Level 1 of the fair value hierarchy.

There were no transfers into or out of any levels described above during the year ended December 31, 2013.

NOTE 3. FEES

Daily charges to each Subaccount for the Guaranteed Income Benefit Charge paid to TFLIC were computed at the annual rate of 0.90%; however, TFLIC reserves the right to charge maximum fees of 1.40% upon 90 days’ prior written notice. Daily charges to each Subaccount for mortality and expense risk fees payable to TFLIC were computed at an annual rate of 0.10%. Daily charges to each Subaccount for administrative fees payable to TFLIC were computed at an annual rate of 0.45%. Total annual expenses for each Subaccount are currently 1.45%.

TFLIC reserves the right to deduct an annual contract charge from a contractholder’s account to reimburse TFLIC for administrative expenses relating to the maintenance of the group variable annuity contracts. TFLIC has no present intention to impose such a charge, but may do so I n the future. Any such annual charge will not exceed $50.

The value of the assets in each Subaccount reflects the fees and expenses paid by the underlying Target Retirement Fund, including investment advisory fees and other expenses.

NOTE 4. INVESTMENT TRANSACTIONS

The aggregate cost of purchases and proceeds from sales of investments for the year ended December 31, 2013 were as follows:

Subaccount	Cost of Purchases	Proceeds from Sales
SPL Retirement Income	$36	$15
SPL 2010	41,076	42,702
SPL 2015	30,409	39,402
SPL 2020	59,067	826
SPL 2025	99,538	71,205
SPL 2030	1,022	13

At December 31, 2013, SPL Retirement Income, SPL 2010, SPL 2015, SPL 2020, SPL 2025 and SPL 2030 held 94, 12,708, 27,222, 3,100, 21,381 and 42 shares of their corresponding Target Retirement Fund investments, respectively. The Target Retirement Funds each invest in an array of other Vanguard fund investments (“Underlying Funds”) at the Underlying Funds’ net asset values on valuation date.

NOTE 5. NEW ACCOUNTING PRONOUNCEMENT

In June 2013, the Financial Accounting Standards Board issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual reports beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Subaccounts’ financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Transamerica Financial Life Insurance Company and Contractholders of TFLIC Pooled Account No. 44:

We have audited the accompanying statements of assets and liabilities of TFLIC Pooled Account No. 44 (comprising, respectively, SecurePath for Life Retirement Income, SecurePath for Life 2010, SecurePath for Life 2015, SecurePath for Life 2020, SecurePath for Life 2025 and SecurePath for Life 2030) (collectively, the “Subaccounts”) as of December 31, 2013, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Subaccounts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Subaccounts’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Subaccounts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2013, by correspondence with the transfer agent and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned six Subaccounts comprising TFLIC Pooled Account No. 44 at December 31, 2013, the results of their operations for the year then ended and the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2014

FINANCIAL STATEMENTS AND SCHEDULES – STATUTORY BASIS

Transamerica Financial Life Insurance Company

Years Ended December 31, 2013, 2012 and 2011

Transamerica Financial Life Insurance Company

Financial Statements and Schedules – Statutory Basis

Years Ended December 31, 2013, 2012 and 2011

Report of Independent Registered Public Accounting Firm

The Board of Directors

Transamerica Financial Life Insurance Company

We have audited the accompanying statutory-basis financial statements of Transamerica Financial Life Insurance Company, which comprise the balance sheets as of December 31, 2013 and 2012, the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2013, and the related notes to the financial statements. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the New York Department of Financial Services. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1, to meet the requirements of New York the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the New York Department of Financial Services, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are described in Note 1. The effects on the accompanying financial statements of these variances are not reasonably determinable but are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Transamerica Financial Life Insurance Company at December 31, 2013 and 2012, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2013.

Opinion on Statutory-Basis of Accounting

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Financial Life Insurance Company at December 31, 2013 and 2012, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2013 in conformity with accounting practices prescribed or permitted by the New York Department of Financial Services. Also in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

/s/ Ernst & Young LLP

April 11, 2014

Transamerica Financial Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Thousands, Except per Share Data)

	December 31
	2013	2012
Admitted assets
Cash and invested assets:
Bonds	$7,614,084	$7,413,206
Preferred stocks	1,706	1,573
Common stocks
Affiliated entities (cost: 2013 - $4,212 ; 2012 - $5,814)	4,217	6,573
Unaffiliated entities (cost: 2013 - $1,616 ; 2012 - $3,950)	1,954	5,113
Mortgage loans on real estate	551,082	544,544
Policy loans	64,552	60,041
Cash, cash equivalents and short-term investments	124,946	587,426
Derivatives	15,940	41,613
Other invested assets	97,025	95,315
Receivables for derivatives cash collateral posted to counterparty	157	—
Securities lending reinvested collateral assets	430,678	258,143

Total cash and invested assets	8,906,341	9,013,547

Premiums deferred and uncollected	10,466	11,297
Due and accrued investment income	88,061	87,584
Net deferred income tax asset	41,598	69,021
Reinsurance receivable	16,252	14,782
Receivable from parent, subsidiaries and affiliates	—	87,032
Accounts receivable	32,721	67,897
Estimated premium tax offset on the provision for future guarantee fund assessments	4,679	16,319
Other admitted assets	9,038	1,110
Separate account assets	20,293,235	17,590,145

Total admitted assets	$29,402,391	$26,958,734

Transamerica Financial Life Insurance Company

Balance Sheets – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

	December 31
	2013	2012
Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$915,424	$842,238
Annuity	6,261,077	6,685,096
Accident and health	131,076	125,546
Policy and contract claim reserves:
Life	24,337	15,509
Annuity	407	437
Accident and health	11,283	11,356
Liability for deposit-type contracts	57,553	61,391
Other policyholders’ funds	1,158	968
Federal income taxes payable	4,010	37,507
Transfers from separate accounts due or accrued	(128,528)	(109,165)
Amounts withheld or retained	11,203	14,876
Remittances and items not allocated	109,543	197,241
Borrowed money	20,029	67,407
Asset valuation reserve	135,159	118,108
Interest maintenance reserve	91,711	102,036
Funds held under coinsurance and other reinsurance treaties	162	201
Reinsurance in unauthorized companies	488	518
Commissions and expense allowances payable on reinsurance assumed	10,152	12,497
Payable for securities	—	2
Payable to parent, subsidiaries and affiliates	365	—
Derivatives	53,183	12,704
Payable for securities lending	430,678	258,143
Taxes, licenses and fees due or accrued	9,264	33,603
Payable for derivative cash collateral	1,301	20,334
Deferred gain on assumption of reinsurance transaction	15,559	17,984
Other liabilities	7,993	6,043
Separate account liabilities	20,293,227	17,590,139

Total liabilities	28,467,814	26,122,719

Capital and surplus:
Common stock, $125 per share par value, 16,466 shares authorized, issued and outstanding	2,058	2,058
Preferred stock, $10 per share par value, 44,175 shares authorized, issued and outstanding	442	442
Surplus notes	150,000	150,000
Paid-in surplus	849,460	849,460
Special surplus	8,085	6,660
Unassigned deficit	(75,468)	(172,605)

Total capital and surplus	934,577	836,015

Total liabilities and capital and surplus	$29,402,391	$26,958,734

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2013	2012	2011
Revenues:
Premiums and other considerations, net of reinsurance:
Life	$140,211	$127,077	$(378,419)
Annuity	5,023,344	4,733,483	4,738,804
Accident and health	83,115	79,788	66,085
Net investment income	406,880	427,128	463,530
Amortization of interest maintenance reserve	17,702	17,065	16,416
Commissions and expense allowances on reinsurance ceded	61,037	58,516	(52,546)
Income from fees associated with investment management, administration and contract guarantees for separate accounts	139,374	125,160	114,076
Consideration on reinsurance transaction	770	—	75,821
Income from fees associated with investment management and administration for general account	32,592	22,885	35,591
IMR adjustment due to reinsurance	—	—	13,086
Other income	35,019	28,867	24,308

	5,940,044	5,619,969	5,116,752

Benefits and expenses:
Benefits paid or provided for:
Life and accident and health benefits	107,202	82,522	145,511
Annuity benefits	115,999	121,593	105,868
Surrender benefits	4,252,300	4,039,973	3,671,197
Other benefits	6,946	5,689	8,152
Increase (decrease) in aggregate reserves for policies and contracts:
Life	73,186	56,740	(379,626)
Annuity	(424,019)	(243,529)	193,394
Accident and health	5,530	4,893	1,742

	4,137,144	4,067,881	3,746,238

Insurance expenses:
Commissions	160,838	161,079	152,964
General insurance expenses	125,854	120,202	143,542
Taxes, licenses and fees	7,507	10,206	18,065
Net transfers to separate accounts	1,194,031	942,930	1,143,898
Experience refunds	450	476	85,372
Interest on surplus notes	9,375	9,375	9,375
Consideration on reinsurance recaptured and novated	—	12,732	—
Other benefits	(3,347)	(5,002)	(3,715)

	1,494,708	1,251,998	1,549,501

Total benefits and expenses	5,631,852	5,319,879	5,295,739

Gain (loss) from operations before federal income tax expense and net realized capital gains (losses) on investments	$308,192	$300,090	$(178,987)

Transamerica Financial Life Insurance Company

Statements of Operations – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2013	2012	2011
Federal income tax expense	$14,157	$110,930	$44,789

Gain (loss) from operations before net realized capital gains (losses) on investments	294,035	189,160	(223,776)
Net realized capital (losses)/gains on investments (net of related federal income taxes and amounts transferred to interest maintenance reserve)	(67,892)	8,817	(43,004)

Net income (loss)	$226,143	$197,977	$(266,780)

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and

Surplus – Statutory Basis

(Dollars in Thousands)

	Common Stock	Preferred Stock	Aggregate Write-ins for Other than Special Surplus Funds	Surplus Notes	Paid-in Surplus	Special Surplus	Unassigned Deficit	Total Capital and Surplus
Balance at January 1, 2011	$2,058	$442	$31,476	$150,000	$849,460	$4,581	$(243,350)	$794,667
Net income (loss)	—	—	—	—	—	215	(266,995)	(266,780)
Change in net unrealized capital gains and losses, net of tax	—	—	—	—	—	—	48,801	48,801
Change in net unrealized foreign capital gains and losses, net of tax	—	—	—	—	—	—	(793)	(793)
Change in nonadmitted assets	—	—	—	—	—	—	19,988	19,988
Change in asset valuation reserve	—	—	—	—	—	—	1,914	1,914
Change in liability for reinsurance in unauthorized companies	—	—	—	—	—	—	601	601
Change in reserve on account of change in valuation basis	—	—	—	—	—	—	520	520
Surplus withdrawn from separate account	—	—	—	—	—	—	965	965
Other changes in surplus in separate account statement	—	—	—	—	—	—	(860)	(860)
Change in net deferred income tax asset	—	—	—	—	—	—	(7,754)	(7,754)
Change in surplus as result of reinsurance	—	—	—	—	—	—	400,760	400,760
Change in admitted deferred tax assets pursuant to SSAP No. 10R	—	—	(3,546)	—	—	—	—	(3,546)
Correction of error-asset valuation reserve	—	—	—	—	—	—	6,248	6,248
Correction of error-TLIC novation of group annuity policies	—	—	—	—	—	—	(2,590)	(2,590)
Dividends to stockholders	—	—	—	—	—	—	(300,000)	(300,000)

Balance at December 31, 2011	2,058	442	27,930	150,000	849,460	4,796	(342,545)	692,141
Net income	—	—	—	—	—	1,864	196,113	197,977
Change in net unrealized capital gains and losses, net of tax	—	—	—	—	—	—	(47,417)	(47,417)
Change in net unrealized foreign capital gains and losses, net of tax	—	—	—	—	—	—	771	771
Change in nonadmitted assets	—	—	—	—	—	—	4,232	4,232
Change in asset valuation reserve	—	—	—	—	—	—	(16,152)	(16,152)
Change in liability for reinsurance in unauthorized companies	—	—	—	—	—	—	288	288
Surplus withdrawn from separate account	—	—	—	—	—	—	(152)	(152)
Other changes in surplus in separate account statement	—	—	—	—	—	—	(55)	(55)
Change in net deferred income tax asset	—	—	—	—	—	—	(12,128)	(12,128)
Change in surplus as result of reinsurance	—	—	—	—	—	—	36,456	36,456
Change in admitted deferred tax assets pursuant to SSAP No. 101	—	—	(27,930)	—	—	—	27,930	—
Correction of error-GMWB reserve	—	—	—	—	—	—	(19,946)	(19,946)

Balance at December 31, 2012	$2,058	$442	$—	$150,000	$849,460	$6,660	$(172,605)	$836,015

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and

Surplus – Statutory Basis (continued)

(Dollars in Thousands)

	Common Stock	Preferred Stock	Aggregate Write-ins for Other than Special Surplus Funds	Surplus Notes	Paid-in Surplus	Special Surplus	Unassigned Deficit	Total Capital and Surplus
Balance at December 31, 2012	$2,058	$442	$—	$150,000	$849,460	$6,660	$(172,605)	$836,015
Net income	—	—	—	—	—	1,425	224,718	226,143
Change in net unrealized capital gains and losses, net of tax	—	—	—	—	—	—	(44,446)	(44,446)
Change in nonadmitted assets	—	—	—	—	—	—	(10,951)	(10,951)
Change in asset valuation reserve	—	—	—	—	—	—	(11,971)	(11,971)
Change in liability for reinsurance in unauthorized companies	—	—	—	—	—	—	30	30
Other changes in surplus in separate account statement	—	—	—	—	—	—	2	2
Change in net deferred income tax asset	—	—	—	—	—	—	(40,501)	(40,501)
Change in surplus as result of reinsurance	—	—	—	—	—	—	(14,664)	(14,664)
Correction of error-asset valuation reserve	—	—	—	—	—	—	(5,080)	(5,080)

Balance at December 31, 2013	$2,058	$442	$—	$150,000	$849,460	$8,085	$(75,468)	$934,577

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2013	2012	2011
Operating activities
Premiums collected, net of reinsurance	$5,247,885	$4,939,853	$4,483,991
Net investment income	412,947	440,693	481,777
Miscellaneous income	258,743	273,207	592,123
Benefit and loss related payments	(4,480,068)	(4,271,352)	(4,032,966)
Net transfers to separate accounts	(1,213,394)	(992,548)	(1,246,079)
Commissions, expenses paid and aggregate write-ins for deductions	(345,457)	(368,756)	(337,782)
Federal and foreign income taxes paid	(51,874)	(98,109)	(20,425)

Net cash used in operating activities	(171,218)	(77,012)	(79,361)

Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	1,371,997	2,068,919	1,767,840
Preferred stock	1,002	1,291	—
Common stock	4,196	514	2,041
Mortgage loans	130,224	159,142	199,996
Other invested assets	12,460	16,285	23,669
Securities lending reinvested collateral assets	—	217,909	798
Miscellaneous proceeds	1,444	10,801	23,856

Total investment proceeds	1,521,323	2,474,861	2,018,200

Costs of investments acquired:
Bonds	(1,570,360)	(1,629,354)	(1,486,259)
Preferred stock	(1,245)	(521)	(618)
Common stock	(187)	(3,892)	(1,694)
Mortgage loans	(137,041)	(80,113)	(55,689)
Other invested assets	(16,237)	(14,161)	(12,955)
Securities lending reinvested collateral assets	(172,535)	—	—
Miscellaneous applications	(67,942)	(12,500)	(32,729)

Total cost of investments acquired	(1,965,547)	(1,740,541)	(1,589,944)
Net (increase) decrease in policy loans	(4,511)	(4,183)	6,530

Net cost of investments acquired	(1,970,058)	(1,744,724)	(1,583,414)

Net cash (used in) provided by investing activities	(448,735)	730,137	434,786

Transamerica Financial Life Insurance Company

Statements of Cash Flow – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2013	2012	2011
Financing and miscellaneous activities
Net (withdrawals)/deposits on deposit-type contracts and other insurance liabilities	$(148)	$823	$(65,804)
Borrowed funds	(47,219)	67,189	—
Dividends to stockholders	—	—	(300,000)
Funds withheld under reinsurance treaties with unauthorized reinsurers	147	(226)	288
Receivable from parent, subsidiaries and affiliates	87,032	(65,789)	(1,496)
Payable to parent, subsidiaries and affiliates	365	(22,062)	(1,967)
Payable for securities lending	172,535	(217,909)	(798)
Other cash (applied) provided	(55,239)	(5,828)	54,106

Net cash provided (used in) by financing and miscellaneous activities	157,473	(243,802)	(315,671)

Net (decrease) increase in cash, cash equivalents and short-term investments	(462,480)	409,323	39,754

Cash, cash equivalents and short-term investments:
Beginning of year	587,426	178,103	138,349

End of year	$124,946	$587,426	$178,103

See accompanying notes.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Data)

December 31, 2013

1. Organization and Summary of Significant Accounting Policies

Organization

Transamerica Financial Life Insurance Company (the Company) is a stock life insurance company and is majority owned by Aegon USA, LLC. (Aegon) and minority owned by Transamerica Life Insurance Company (TLIC). Both Aegon and TLIC are indirect, wholly owned subsidiaries of Aegon N.V., a holding company organized under the laws of The Netherlands.

Nature of Business

The Company sells fixed and variable pension and annuity products, group life coverages, life insurance, investment contracts, structured settlements and guaranteed interest contracts and funding agreements. The Company is licensed in 50 states and the District of Columbia. Sales of the Company’s products are primarily through brokers.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the New York Department of Financial Services (formerly known as the Department of Insurance of the State of New York), which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale. Fair value for GAAP is based on indexes, third party pricing services, brokers,

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

external fund managers and internal models. For statutory reporting, the NAIC allows insurance companies to report the fair value determined by the Securities Valuation Office of the NAIC (SVO) or determine the fair value by using a permitted valuation method.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If the fair value of the mortgage-backed/asset-backed security is less than amortized cost, an entity shall assess whether the impairment is other-than-temporary. An other-than-temporary impairment is considered to have occurred if the fair value of the mortgage-backed/asset-backed security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An other-than-temporary impairment is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security.

If it is determined an other-than-temporary impairment has occurred as a result of the cash flow analysis, the security is written down to the discounted estimated future cash flows. If an other-than-temporary impairment has occurred due to intent to sell or lack of intent and ability to hold, the security is written down to fair value.

For GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used. If it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the other-than-temporary impairment should be recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security and it is not more likely than not that the entity will be required to sell the security before recovery, the other-than-temporary impairment should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

Derivative instruments are also used in replication transactions. In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset. For GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. That net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Separate Accounts with Guarantees: Some of the Company’s separate accounts provide policyholders with a guaranteed return. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.

Nonadmitted Assets: Certain assets designated as “nonadmitted”, primarily net deferred tax assets and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual (NAIC SAP), are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent they are not impaired.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk and guaranteed interest in group annuity contracts are recorded directly to a policy reserve account using deposit accounting, without recognizing premium income or benefits expense. Interest on these policies is reflected in other benefits. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance: Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Deferred Income Taxes: The Company computes deferred income taxes in accordance with Statement of Statutory Accounting Principle (SSAP) No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10. Under SSAP No. 101, admitted adjusted deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of adjusted gross deferred income tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period’s adjusted statutory capital and surplus, plus 3) the amount of remaining adjusted gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities after considering the character (i.e., ordinary versus capital) and reversal patterns of the deferred tax assets and liabilities. The remaining adjusted deferred income tax assets are nonadmitted.

Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

all future years, and a valuation allowance is established for deferred income tax assets not realizable.

Goodwill: Goodwill is admitted subject to an aggregate limitation of ten percent of the capital and surplus in the most recently filed annual statement excluding electronic data processing equipment, operating system software, net deferred income tax assets and net positive goodwill. Excess goodwill is nonadmitted. Goodwill is amortized over ten years. Under GAAP, goodwill is measured as the excess of the consideration transferred plus the fair value of any noncontrolling interest in the acquiree at the acquisition date as compared to the fair values of the identifiable net assets acquired. Goodwill is not amortized but is assessed for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Surplus Notes: Surplus notes are reported as surplus rather than liabilities as would be required under GAAP.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

Securities Lending Assets and Liabilities: For securities lending programs, cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the balance sheet (securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Collateral received which may not be sold or repledged is not recorded on the Company’s balance sheet. Under GAAP, the reinvested collateral is included within invested assets (i.e. it is not one-line reported).

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.

Other significant accounting policies are as follows:

Investments

Investments in bonds, except those to which the SVO has ascribed an NAIC designation of 6, are reported at amortized cost using the interest method.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

The Company closely monitors below investment grade holdings and those investment grade issuers where the Company has concerns. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. For structured securities, cash flow trends and underlying levels of collateral are monitored. The Company will record a charge to the statement of operations to the extent that these securities are determined to be other-than-temporarily impaired.

Investments in preferred stocks in good standing are reported at cost or amortized cost. Investments in preferred stocks not in good standing are reported at the lower of cost or fair value, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

Common stocks of unaffiliated companies are reported at fair value and the related net unrealized capital gains or losses are reported in unassigned surplus along with any adjustment for federal income taxes.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses, reported in unassigned surplus along with any adjustment for federal income taxes.

There are no restrictions on common or preferred stock.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized.

Policy loans are reported at unpaid principal balances.

The Company has minority ownership interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee. For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

Other “admitted assets” are valued principally at cost, as required or permitted by New York Insurance Laws.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. In addition, accrued interest is excluded from investment income when payment exceeds 90 days past due. At December 31, 2013 and 2012, the Company excluded investment income due and accrued of $902 and $568, respectively, with respect to such practices.

For dollar repurchase agreements, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. Cash received as collateral will be invested as needed or used for general corporate purposes of the Company.

Derivative Instruments

Overview: The Company may use various derivative instruments (options, caps, floors, swaps, foreign currency forwards and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions or net investment in a foreign operation), (B) replication, (C) income generation or (D) held for other investment/risk management activities, which do not qualify for hedge accounting under SSAP No. 86, Accounting for Derivative Instruments and Hedging Activities (SSAP No. 86).

Derivative instruments used in hedging relationships are accounted for on a basis that is consistent with the hedged item (amortized cost or fair value). Derivative instruments used in replication relationships are accounted for on a basis that is consistent with the cash instrument and the replicated asset (amortized cost or fair value). Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative indicates (amortized cost or fair value). Derivative instruments held for other investment/risk management activities receive fair value accounting.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of ‘A’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead.

Instruments: Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged at each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities therefore converting the asset or liability to a U.S. dollar (USD) denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

adjustment is recorded as unrealized gain/loss in unassigned surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

Futures contracts are used to hedge the liability risk associated when the Company issues products providing the customer a return based on various global equity market indices. Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

The Company may purchase foreign denominated assets or issue foreign denominated liabilities and use forward rate agreements to hedge foreign currency risk associated with these products. These forward agreements are marked to the current forward rate on the financial statements and cash payments and/or receipts are recognized as realized gains or losses.

A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. The Company replicates investment grade corporate bonds by combining a highly rated security as a cash component with a credit default swap which, in effect, converts the high quality asset into a lower rated investment grade asset. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss. Generally these swaps are carried at amortized cost with periodic interest payments beginning at a future date. Any early terminations are recognized as capital gains or losses. The Company complies with the specific rules established in AVR for replication transactions.

Separate Accounts

The majority of the separate accounts held by the Company represent funds which are administered for pension plans. The assets in the managed separate accounts consist of common stock, long-term bonds, real estate and short-term investments. The non-managed separate accounts are invested by the Company in a corresponding portfolio of Diversified Investors Portfolios. The portfolios are registered under the Investment Company Act of 1940, as amended, as open-ended, diversified, management investment companies.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

Except for some guaranteed separate accounts, which are carried at amortized cost, the assets are carried at fair value, and the investment risks associated with fair value changes are borne entirely by the policyholder. Some of the guaranteed separate accounts provide a guarantee of principal and some include an interest guarantee of 4% or less, so long as the contract is in effect. Separate account asset performance less than guaranteed requirements is transferred from the general account and reported in the statements of operations.

Assets held in trust for purchases of separate account contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. Income and gains and losses with respect to these assets accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The Company received variable contract premiums of $4,481,656, $4,163,452 and $4,218,991, in 2013, 2012 and 2011, respectively. In addition, the Company received $139,375, $125,160 and $114,076, in 2013, 2012 and 2011, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the date of death.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioners’ Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 6.00 percent and are computed principally on the Net Level Premium Valuation and the Commissioner’s Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioner’s Reserve Valuation Method.

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding, in addition, one-half (1/2) of the extra premium charge for the year. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner’s Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 3.50 to 11.00 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed interest contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with a cash settlement option, on a change in fund basis, according to the Commissioner’s Annuity Reserve Valuation Method.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. On group annuity deposit funds not involving life contingencies, tabular interest has been determined by adjusting the interest credited to group annuity deposits. On other funds not involving life contingencies, tabular interest has been determined by formula.

During 2011, the Company implemented a new actuarial valuation system, ARCVAL. This system allows for a more accurate calculation of continuous reserves and the use of select factors in calculating deficiency reserves. As a result of implementing the new system, the Company recorded a decrease in deficiency and non-deduction reserves of $520, which had a corresponding adjustment to unassigned surplus.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance, and are not reported as premiums, benefits or changes in reserves in the statement of operations.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the related policies. Considerations received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium revenue.

Claims and Claim Adjustment Expense

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business.

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year
Year ended December 31, 2013
2013	$—	$51,583	$25,596	$25,987
2012 and prior	33,843	(5,347)	20,270	8,226

	33,843	$46,236	$45,866	34,213

Active life reserve	103,059			108,146

Total accident and health reserves	$136,902			$142,359

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year
Year ended December 31, 2012
2012	$—	$50,385	$24,865	$25,520
2011 and prior	36,644	(8,194)	20,127	8,323

	36,644	$42,191	$44,992	33,843

Active life reserve	99,571			103,059

Total accident and health reserves	$136,215			$136,902

The Company’s unpaid claims reserve was decreased by $5,347 and $8,194 for the years ended December 31, 2013 and 2012, respectively, for health claims that occurred prior to those balance sheet dates. The change in 2013 and 2012 resulted primarily from variances in the estimated frequency of claims and claim severity.

The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2013 and 2012 was $740 and $714, respectively. The Company incurred $1,305 and paid $1,279 of claim adjustment expenses during 2013, of which $626 of the paid amount was attributable to insured or covered events of prior years. The Company incurred $473 and paid $580 of claim adjustment expenses during 2012, of which $264 of the paid amount was attributable to insured or covered events of prior years. The Company did not increase or decrease the claim adjustment expense provision for insured events of prior years during 2013 or 2012.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

During 2011, the Company entered into a retrocession reinsurance contract and subsequent novation agreements with respect to each of the unaffiliated retroceded reinsurance contracts. The retrocession reinsurance contract transferred the Company’s liabilities to SCOR SE (SCOR), a Societas Europaea organized under the laws of France, and subsequently facilitated the ultimate novation of third party retrocession reinsurance contracts in support of the exiting of the reinsurance operations. No additional net

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

consideration was contemplated upon execution of the novation agreements. Therefore, the Company had the same net retained risk of zero both prior to and subsequent to the execution of the novations.

SSAP No. 61, Life, Deposit-Type and Accident and Health Reinsurance, defines novation agreements as one which extinguishes one entity’s liability and moves it to another entity, which is applicable under this situation. The retrocession agreement had all references to the Company removed and replaced with SCOR upon completion of the novations. SSAP No. 61 does not specifically address novation and releases related to retrocession agreements, however as both cedents and retrocessionaires in this situation are a party to the agreement, the intent of the novation and release appears to be consistent with the application for direct cedents application of the standard. Therefore, the Company reported the novation and release similar to a novation, as outlined in paragraphs 53-56 of SSAP No. 61, with direct adjustments to the balance sheet.

Recent Accounting Pronouncements

Effective December 31, 2013, the Company adopted revisions to SSAP No. 35R, Guaranty Fund and Other Assessments – Revised which incorporates subsequent event (Type II) disclosures for entities subject to Section 9010 of the Patient Protection and Affordable Care Act related to assessments payable. The adoption of this revision did not impact the financial position or results of operations of the Company as revisions relate to disclosures only. See Note 16 for further discussion.

Effective January 1, 2013, the Company adopted SSAP No. 92, Accounting for Postretirement Benefits Other Than Pensions, A Replacement of SSAP No. 14 and SSAP No. 102, Accounting for Pensions, A Replacement of SSAP No. 89. This guidance impacts accounting for defined benefit pension plans or other postretirement plans, along with related disclosures. SSAP No. 102 requires recognition of the funded status of the plan based on the projected benefit obligation instead of the accumulated benefit obligation as under SSAP No. 89. In addition, SSAP No. 92 and SSAP No. 102 require consideration of non-vested participants. The adoption of these standards did not impact the Company’s results of operations, financial position or disclosures as the Company does not sponsor the pension plan and is not directly liable under the plan. See Note 11 for further discussion of the Company’s pension plan and other postretirement plans as sponsored by Aegon.

Effective January 1, 2013, the Company adopted SSAP No. 103, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities which adopts with modifications the guidance in Accounting Standards Update (ASU) 2009-16, Transfers and Servicing (Topic 860): Accounting for Transfers of Financial Assets and supersedes SSAP No. 91R, Accounting for Transfers and Servicing of Financial Assets

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

and Extinguishments of Liabilities. The adoption of this standard did not impact the financial position or results of operations of the Company.

Effective January 1, 2013, the Company adopted non-substantive revisions to SSAP No. 36, Troubled Debt Restructuring. These revisions adopt guidance from ASU 2011-02, Receivables – A Creditors’ Determination of Whether a Restructuring is a Troubled Debt Restructuring, which clarifies what constitutes a troubled debt restructuring and adopts with modification troubled debt restructuring disclosures for creditors from ASU 2010-20: Receivables (Topic 310), Disclosures About the Credit Quality of Financing Receivables and the Allowance for Credit Losses. The adoption of this revision did not impact the financial position or results of operations of the Company.

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 86 to require disclosure of embedded credit derivatives within a financial instrument that expose the holder to the possibility of making future payments, and adopted guidance from Accounting Standards Update (ASU) 2010-11, Derivatives and Hedging – Scope Exception Related to Embedded Credit Derivatives, to clarify that seller credit derivative disclosures do not apply to embedded derivative features related to the transfer of credit risk that is only in the form of subordination of one financial instrument to another. The adoption of these revisions had no impact to the Company’s results of operations or financial position.

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 86 to move one aspect of the criteria for a hedged forecasted transaction and incorporate it as criteria for a fair value hedge. The adoption of this revision had no impact to the Company’s results of operations or financial position.

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 27, Disclosure of Information about Financial Instruments with Off-Balance-Sheet Risk, Financial Instruments with Concentrations of Credit Risk and Disclosures about Fair Value of Financial Instruments, which clarifies that embedded derivatives, which are not separately recognized as derivatives under statutory accounting, are included in the disclosures of financial instruments with off-balance-sheet risk. The adoption of this revision had no impact to the Company’s results of operations or financial position.

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 1, Disclosures of Accounting Policies, Risks and Uncertainties and Other Disclosures. These revisions require reference to the accounting policy and procedure footnote that describes permitted or prescribed practices when an individual note is impacted by such practices. The adoption of this requirement had no impact to the Company’s results of operation or financial position, but did require additional disclosures. See Note 8 Policy and Contract Attributes for further details.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

Effective January 1, 2012, the Company adopted revisions to SSAP No. 100, Fair Value Measurements (SSAP No. 100). These revisions require new disclosures of fair value hierarchy and the method used to obtain the fair value measurement, a new footnote that summarizes hierarchy levels by type of financial instrument and gross presentation of purchases, sales, issues and settlements within the reconciliation for fair value measurements categorized within Level 3 of the hierarchy. The adoption of these revisions had no impact to the Company’s results of operations or financial position, but did require additional disclosures. See Note 4 Fair Values of Financial Instruments for further details.

Effective January 1, 2012, the Company began computing current and deferred income taxes in accordance with SSAP No. 101. This statement established statutory accounting principles for current and deferred federal and foreign income taxes and current state income taxes. The adoption of this statement resulted in the transfer of $27,930 at December 31, 2011, from Aggregate Write-ins for Other than Special Surplus Funds to Unassigned Funds and updates to the Company’s income tax disclosures. See Note 7 Income Taxes for further details.

For the year ended December 31, 2011, the Company adopted SSAP No. 10R, Income Taxes – Revised, A Temporary Replacement of SSAP No. 10 (SSAP No. 10R). This statement established statutory accounting principles for current and deferred federal and foreign income taxes and current state income taxes. The SSAP temporarily superseded SSAP No. 10, Income Taxes. SSAP No. 10R allowed an entity to elect to admit additional deferred tax assets (DTAs) utilizing a three year loss carryback provision, plus the lesser of a look-forward of three years on gross DTAs expected to be realized or 15% of statutory capital and surplus if the entity’s risk-based capital is above the 250% risk-based capital level where an action level could occur as a result of a trend test utilizing the old SSAP No. 10 provisions to calculate the DTA. Prior to the adoption of SSAP No. 10R, the admitted DTA was calculated by taking into consideration a one year loss carryback and look-forward on gross DTAs that can be expected to be realized and a 10% capital and surplus limit on the admitted amount of the DTA. The Company elected to admit additional deferred tax assets pursuant to SSAP No. 10R and as a result, the cumulative effect of the adoption of this standard was the difference between the calculation of the admitted DTA per SSAP No.10R and the old SSAP No. 10 methodology at December 31, 2011. This change in accounting principle increased surplus by a net amount of $27,930, at December 31, 2011, which has been recorded within the statements of changes in capital and surplus.

Effective December 31, 2011, the Company adopted SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets – Revised. The revisions require the Company to recognize a liability equal to the greater of (a) the fair value of the guarantee at its inception, even if the likelihood of payment under the guarantee is remote or (b) the contingent liability amount required to be recognized if it is probable that a liability has

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

been incurred at the financial statement date and the amount of loss can reasonably be determined. While this guidance does not exclude guarantees issued as intercompany transactions or between related parties from the initial liability recognition requirement, there are a couple exceptions. Guarantees made to/or on behalf of a wholly-owned subsidiary and related party guarantees that are considered “unlimited” (for example, in response to a rating agency’s requirement to provide a commitment to support) are exempt from the initial liability recognition. Additional disclosures are also required under this new guidance for all guarantees, whether or not they meet the criteria for initial liability recognition. The adoption of this new accounting principle had no material impact to the Company’s results of operations or financial position and did not require any additional disclosures.

Effective December 31, 2011, the Company adopted non-substantive revisions to SSAP No. 100 to incorporate the provisions of ASU 2010-06, Improving Disclosures about Fair Value Measurements. This revision requires a new disclosure for assets and liabilities for which fair value is not measured and reported in the statement of financial position but is otherwise disclosed. The adoption of these revisions had no impact to the Company’s results of operations or financial position. See Note 4 for further details.

Effective December 31, 2011, the Company adopted non-substantive changes to SSAP No. 32, Investments in Preferred Stock (including investments in preferred stock of subsidiary, controlled, or affiliated entities). The amendment was made to clarify the definition of preferred stock. Under the revised SSAP No. 32, a preferred stock is defined as any class or series of shares the holders of which have any preference, either as to the payment of dividends or distribution of assets on liquidation, over the holder of common stock [as defined in SSAP No. 30, Investments in Common Stock (excluding investments in common stock of subsidiary, controlled, or affiliated entities)] issued by an entity. This revised definition had no impact to the Company.

Effective January 1, 2011, the Company adopted SSAP No. 35R, Guaranty Fund and Other Assessments – Revised. This statement modified the conditions required for recognizing a liability for insurance-related assessments and required additional disclosures. See Note 14 for disclosures related to guaranty fund assessments. The adoption of this accounting principle had no financial impact to the Company.

Effective January 1, 2011, the Company adopted revisions to certain paragraphs of SSAP No. 43R, Loan-backed and Structured Securities to clarify the accounting for gains and losses between AVR and IMR. The revisions clarify that an AVR/IMR bifurcation analysis should be performed when SSAP No. 43R securities are sold (not just as a result of impairment). These changes were applied on a prospective basis and had no financial impact to the Company upon adoption.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

Effective January 1, 2011, the Company adopted revisions to SSAP No. 43R to clarify the definitions of loan-backed and structured securities. The clarified guidance was applied prospectively and had no financial impact to the Company upon adoption.

Effective January 1, 2014, the Company will adopt SSAP No. 105, Working Capital finance Investments, which allows working capital finance investments to be admitted assets if certain criteria are met. The adoption of this standard had no impact to the financial position or results of operations of the Company.

Effective December 31, 2014, the Company will adopt revisions of SSAP No. 104R, Share-Based Payments, which provides guidance for share-based payments transactions with non-employees. The adoption of this revision is expected to be immaterial to the financial position and results of operations of the Company.

2. Prescribed and Permitted Statutory Accounting Practices

The New York Department of Financial Services recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the New York Insurance Law.

The State of New York has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to the reported value of the assets supporting the Company’s guaranteed separate accounts. As prescribed by Section 1414 of the New York Insurance Law, the Commissioner found that the Company is entitled to value the assets of the guaranteed separate account at amortized cost, whereas the assets would be required to be reported at fair value under SSAP No. 56, Separate Accounts, of the NAIC SAP. There is no impact to the Company’s income or surplus as a result of utilizing this prescribed practice.

3. Accounting Changes and Correction of Errors

During 2013, the Company discovered an investment in a guaranteed investment contract within the Company’s separate account was not included in the calculation of the AVR as of December 31, 2012. The impact of this omission was an understatement of the asset valuation reserve and overstatement of capital and surplus of $5,080 as of December 31, 2012. This was corrected in 2013 and is reflected as a correction of an error in the capital and surplus accounts of the Summary of Operations.

During 2012, the Company determined that the model used for a particular guaranteed minimum withdrawal benefit product was not appropriately calculating the correct policyholder benefit guarantee values which are used when determining benefit reserves. The correction of this error resulted in an increase in the reserves associated with this

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

product in the amount of $19,946 as of December 31, 2011, and is presented as a separate charge in capital and surplus within the statement of changes in capital and surplus.

The Company incorrectly calculated the mortgages component of the AVR as of December 31, 2010. The maximum Mortgage Experience Adjustment Factor (MEAF) was used in the calculation when lower factors should have been used. As a result, the AVR balance was overstated by $6,248. This was corrected in 2011, and the Company reflected the surplus impact of the correction as a separate change in unassigned surplus within the statement of changes in capital and surplus.

During 2011, the Company determined that too many contracts were novated to TLIC, an affiliated company, in a reinsurance transaction that was effective January 1, 2010. Correcting this error resulted in a reduction in the initial gain recognized on the novation of $7,765, partially offset by an adjustment to the statement of operations for retention of the policies that should have been retained by the Company of $5,175. The net amount of $2,590 is reflected as a separate change in unassigned surplus within the statement of changes in capital and surplus.

4. Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of fair value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate that the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services, and brokers to ensure that the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Fair value hierarchy

The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 -	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 -	Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets

b) Quoted prices for identical or similar assets or liabilities in non-active markets

c) Inputs other than quoted market prices that are observable

d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -	Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values. Cash is not included in the below tables.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair value.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indexes, third party pricing services, brokers, external fund managers and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of level one and level two values within the fair value hierarchy. For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds, were determined primarily by using indexes, third party pricing services and internal models.

Derivative Financial Instruments: The estimated fair values of interest rate caps and options are based upon the latest quoted market price at the balance sheet date. The estimated fair values of swaps, including interest rate and currency swaps are based on pricing models or formulas using current assumptions. The estimated fair value of credit default swaps are based upon the pricing differential as of the balance sheet date for similar swap agreements. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument. If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

Policy Loans: The fair value of policy loans is equal to the book value of the loan, which is stated at unpaid principal balance.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash, Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Receivable From/Payable to Parents, Subsidiaries and Affiliates: The carrying amount of receivable from/payable to affiliates approximates their fair value.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are primarily valued either using third party pricing services or are valued in the same manner as the general account assets as further described in this note. However, some separate account assets are valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilizes input that are not market observable. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees. For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company’s liabilities under investment contracts, which include deferred annuities and GICs, are estimated using discounted cash flow calculations. For those liabilities that are short in duration, carrying amount approximates fair value. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying balance sheets approximate their fair values.

Surplus Notes: Fair values for surplus notes are estimated using a discounted cash flow analysis based on the Company’s current incremental borrowing rate for similar types of borrowing arrangements.

The Company accounts for its investments in affiliated common stock using the equity method of accounting; as such, they are not included in the following disclosures.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the balance sheets, as of December 31, 2013 and 2012, respectively:

	December 31 2013
	Estimated Fair Value	Admitted Assets	(Level 1)	(Level 2)	(Level 3)	Not Practicable (Carrying Value)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$67,194	$67,194	$—	$67,194	$—	$—
Short-term notes receivable from affiliates	50,000	50,000	—	50,000	—	—
Bonds	7,922,846	7,614,084	710,978	7,083,570	128,298	—
Preferred stocks, other than affiliates	2,715	1,706	—	2,715	—	—
Common stocks, other than affiliates	1,954	1,954	1,954	—		—
Mortgage loans on real estate	570,933	551,082	—	—	570,933	—
Other invested assets	27,482	25,613	—	27,482	—	—
Interest rate swaps	12,436	12,436	—	12,436	—	—
Currency swaps	254	254	—	254	—	—
Credit default swaps	5,751	3,250	—	5,751	—	—
Policy loans	64,552	64,552	—	64,552	—	—
Securities lending reinvested collateral	430,659	430,678	—	430,659	—	—
Separate account assets	20,271,856	20,293,235	10,592,553	9,637,890	41,413	—

Liabilities
Investment contract liabilities	5,652,539	5,584,149	—	1,353	5,651,186	—
Interest rate swaps	38,846	44,714	—	38,846	—	—
Currency swaps	1,622	1,476	—	1,622	—	—
Credit default swaps	(1,703)	6,140	—	(1,703)	—	—
Equity Swaps	853	853	—	853	—	—
Payable to parent, subsidiaries and affiliates	365	365	—	365	—	—
Separate account annuity liabilities	19,918,930	19,912,005	—	12,644,802	7,274,127	—
Surplus notes	156,810	150,000	—	—	156,810	—

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

	December 31 2012
	Estimated Fair Value	Admitted Assets	(Level 1)	(Level 2)	(Level 3)	Not Practicable (Carrying Value)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$528,981	$528,981	$—	$528,981	$—	$—
Short-term notes receivable from affiliates	54,700	54,700	—	54,700	—	—
Bonds	8,191,209	7,413,206	726,198	7,397,594	67,417	—
Preferred stocks, other than affiliates	2,241	1,573	—	2,241	—	—
Common stocks, other than affiliates	5,113	5,113	3,111	—	2,002	—
Mortgage loans on real estate	581,335	544,544	—	—	581,335	—
Other invested assets	20,653	19,088	—	20,653	—	—
Interest rate swaps	39,746	39,331	—	39,746	—	—
Currency swaps	142	—	—	142	—	—
Credit default swaps	3,083	1,399	—	3,083	—	—
Foreign currency forward	883	883	—	883	—	—
Policy loans	60,041	60,041	—	60,041	—	—
Securities lending reinvested collateral	257,972	258,143	—	257,972	—	—
Receivable from parent, subsidiaries and affiliates	87,032	87,032	—	87,032	—	—
Separate account assets	17,781,262	17,590,145	7,982,621	9,726,976	71,665	—

Liabilities
Investment contract liabilities	5,989,132	5,953,575	—	3,481,554	2,507,578	—
Interest rate swaps	7,024	5,575	—	7,024	—	—
Currency swaps	—	153	—	—	—	—
Credit default swaps	2,946	5,743	—	2,946	—	—
Foreign currency forward	1,233	1,233	—	1,233	—	—
Separate account annuity liabilities	17,231,486	17,204,274	—	9,936,870	7,294,616	—
Surplus notes	167,085	150,000	—	—	167,085	—

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

The following tables provide information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2013 and 2012:

	2013
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Government	$—	$15,501	$—	$15,501
Industrial and miscellaneous	—	4,708	9,714	14,422

Total bonds	—	20,209	9,714	29,923
Common stock
Industrial and miscellaneous	1,954	—	—	1,954

Total common stock	1,954	—	—	1,954
Short-term investments
Government	—	1	—	1
Industrial and miscellaneous	—	500	—	500
Money market mutual fund	—	66,693	—	66,693
Intercompany notes	—	50,000	—	50,000

Total short-term	—	117,194	—	117,194
Derivative assets	—	12,690	—	12,690
Separate account assets	10,592,553	2,490,653	—	13,083,206

Total assets at fair value	$10,594,507	$2,640,746	$9,714	$13,244,967

Liabilities:
Derivative liabilities	$—	$41,321	$—	$41,321

Total liabilities at fair value	$—	$41,321	$—	$41,321

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

	2012
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Industrial and miscellaneous	$—	$6,412	$11,390	$17,802

Total bonds	—	6,412	11,390	17,802
Common stock
Industrial and miscellaneous	3,111	—	2,002	5,113

Total common stock	3,111	—	2,002	5,113
Short-term investments
Government	—	1	—	1
Industrial and miscellaneous	—	446,681	—	446,681
Money market mutual fund	—	82,102	—	82,102
Intercompany notes	—	54,700	—	54,700
Sweep account	—	196	—	196

Total short-term	—	583,680	—	583,680
Derivative assets	—	34,734	—	34,734
Separate account assets	7,982,621	2,388,209	—	10,370,830

Total assets at fair value	$7,985,732	$3,013,035	$13,392	$11,012,159

Liabilities:
Derivative liabilities	$—	$350	$—	$350

Total liabilities at fair value	$—	$350	$—	$350

Bonds classified in Level 2 are valued using inputs from third party pricing services or broker quotes. Level 3 measurements for bonds are primarily those valued using non-binding broker quotes, which cannot be corroborated by other marketable observable data or internal modeling which utilize inputs that are not market observable.

Common stock in Level 3 is comprised primarily of warrants valued using broker quotes.

Short-term investments are classified as Level 2 as they are carried at amortized cost, which approximates fair value.

Derivatives classified as Level 2 represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades or external pricing services.

Separate account assets in Level 2 are valued using inputs from third party pricing services or are valued and classified in the same way as general account assets (described above).

During 2013 and 2012, there were no transfers between Level 1 and 2, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

The following tables summarize the changes in assets classified in Level 3 for 2013 and 2012:

	Balance at January 1, 2013	Transfers into Level 3	Transfers out of Level 3	Total Gains and (Losses) Included in Net income (a)	Total Gains and (Losses) Included in Surplus (b)
Bonds
RMBS	$723	$—	$245	$(254)	$203
Other	10,667	—	—	(415)	667
Common stock	2,002	—	—	—	(1,196)

Total	$13,392	$—	$245	$(669)	$(326)

	Purchases	Issuances	Sales	Settlements	Balance at December 31, 2013
Bonds
RMBS	$—	$—	$—	$—	$427
Other	—	—	—	1,632	9,287
Common stock	—	—	80	726	—

Total	$—	$—	$80	$2,358	$9,714

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

	Balance at January 1, 2012	Transfers into Level 3	Transfers out of Level 3	Total Gains and (Losses) Included in Net income (a)	Total Gains and (Losses) Included in Surplus (b)
Bonds
RMBS	$1,076	$1,237	$605	$(1,599)	$979
Other	9,902	—	—	337	2,165
Common stock	3,496	—	—	—	(1,494)

Total	$14,474	$1,237	$605	$(1,262)	$1,650

	Purchases	Issuances	Sales	Settlements	Balance at December 31, 2012
Bonds
RMBS	$—	$—	$—	$365	$723
Other	—	—	—	1,737	10,667
Common stock	—	—	—	—	2,002

Total	$—	$—	$—	$2,102	$13,392

(a) Recorded as a component of Net Realized Capital Gains/Losses on Investments in the Statements of Operations

(b) Recorded as a component of Change in Net Unrealized Capital Gains/Losses in the Statements of Changes in Capital and Surplus

The Company’s policy is to recognize transfers in and out of levels as of the beginning of the reporting period.

Transfers in for bonds were attributable to securities being valued using third party vendor inputs at December 31, 2011, subsequently changing to being internally modeled, thus causing the transfer into Level 3 during 2012.

Transfers out for bonds were partly attributable to securities being valued using broker quotes which utilize unobservable inputs at December 31, 2012, subsequently changing to being valued using third party vendor inputs during 2013. In addition, transfers out for bonds were the result of securities being valued using internal models at December 31, 2011, subsequently changing to being valued using third party vendor inputs during 2012. Also, transfers out for bonds were attributed to securities being carried at fair value at December 31, 2011, subsequently changing to being carried at amortized cost during 2012.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

5. Investments

The carrying amounts and estimated fair value of investments in bonds and preferred stocks are as follows:

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses less Than 12 Months	Estimated Fair Value
December 31, 2013
Unaffiliated bonds:
United States Government and agencies	$723,664	$20,596	$35	$39,791	$704,434
State, municipal and other government	156,405	7,460	4,755	666	158,444
Hybrid securities	99,366	6,415	5,476	154	100,151
Industrial and miscellaneous	5,206,107	327,974	9,109	49,457	5,475,515
Mortgage and other asset-backed securities	1,428,542	81,874	13,044	13,070	1,484,302

	7,614,084	444,319	32,419	103,138	7,922,846
Unaffiliated preferred stocks	1,706	1,009	—	—	2,715

	$7,615,790	$445,328	$32,419	$103,138	$7,925,561

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses less Than 12 Months	Estimated Fair Value
December 31, 2012
Unaffiliated bonds:
United States Government and agencies	$612,515	$101,850	$—	$1	$714,364
State, municipal and other government	168,249	20,558	8,472	—	180,335
Hybrid securities	92,265	7,277	10,909	—	88,633
Industrial and miscellaneous	5,005,463	583,125	1,170	3,833	5,583,585
Mortgage and other asset-backed securities	1,534,714	114,427	23,912	937	1,624,292

	7,413,206	827,237	44,463	4,771	8,191,209
Unaffiliated preferred stocks	1,573	1,049	381	—	2,241

	$7,414,779	$828,286	$44,844	$4,771	$8,193,450

At December 31, 2013 and 2012, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 76 and 80 securities with a carrying amount of $281,161 and $266,840 and

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

an unrealized loss of $32,419 and $44,844 with an average price of 88.5 and 83.2 (fair value/amortized cost). Of this portfolio, 70.19% and 48.05% were investment grade with associated unrealized losses of $19,689 and $20,046, respectively.

At December 31, 2013 and 2012, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 291 and 55 securities with a carrying amount of $1,860,688 and $234,770 and an unrealized loss of $103,138 and $4,771 with an average price of 94.5 and 98.0 (fair value/amortized cost). Of this portfolio, 96.86% and 76.98% were investment grade with associated unrealized losses of $100,950 and $3,649, respectively.

At December 31, 2013, for common stocks that have been in a continuous loss position for greater than or equal twelve months, the Company held 1 security with a cost of $4 and unrealized loss of $1 with an average price of 77.0 (fair value/cost). At December 31, 2012, the Company did not hold any common stock that had been in a continuous loss position for greater than or equal to twelve months.

At December 31, 2013, the Company did not hold any common stocks that had been in continuous loss position for less than twelve months. At December 31, 2012, for common stocks that have been in a continuous loss position for less than twelve months, the Company held 3 securities with a cost of $3,145 and unrealized loss $33 with an average price of 99.0 (fair value/cost).

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2013 and 2012 is as follows:

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2013

Unaffiliated bonds:
United States government and agencies	$1,830	$362,949	$364,779
State, municipal and other government	14,235	25,206	39,441
Hybrid securities	20,128	11,171	31,299
Industrial and miscellaneous	91,554	1,051,181	1,142,735
Mortgage and other asset-backed securities	120,995	307,043	428,038

	248,742	1,757,550	2,006,292
Unaffiliated common stocks	3	—	3
	$248,745	$1,757,550	$2,006,295

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2012

Unaffiliated bonds:
United States government and agencies	$—	$1,863	$1,863
State, municipal and other government	36,512	—	36,512
Hybrid securities	22,250	—	22,250
Industrial and miscellaneous	17,474	172,884	190,358
Mortgage and other asset-backed securities	145,029	55,252	200,281

	221,265	229,999	451,264
Unaffiliated preferred stocks	731	—	731
Unaffiliated common stocks	—	3,112	3,112

	$221,996	$233,111	$455,107

The carrying amount and estimated fair value of bonds at December 31, 2013, by contractual maturity, is shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	Carrying Amount	Estimated Fair Value
Due in one year or less	$518,442	$528,302
Due after one year through five years	2,192,012	2,367,366
Due after five years through ten years	1,933,729	1,956,804
Due after ten years	1,541,359	1,586,072

	6,185,542	6,438,544
Mortgage and other asset-backed securities	1,428,542	1,484,302

	$7,614,084	$7,922,846

For impairment policies related to non-structured and structured securities, refer to Note 1 under Investments.

At December 31, 2013, the Company’s treasury portfolio had investments in an unrealized loss position which had a fair value of $364,779, with a carrying value of $404,605, resulting in a gross unrealized loss of $39,826. The Company’s government issued debt securities include US Treasury bonds. All of the issuers in the sector continue to make payments in accordance with the original bond agreements. The Company evaluated the near-term prospects of the issuers and it is believed that the contractual terms of these investments will be met and these investments are not impaired as of December 31, 2013.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

There were no loan-backed securities with a recognized other-than-temporary impairment (OTTI) due to intent to sell or lack of intent and ability to hold during the years ended December 31, 2013 and 2012. The following table provides the aggregate totals for loan-backed securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold, in which the security is written down to fair value during the year ended December 31, 2011.

	Amortized Cost Basis Before OTTI	OTTI Recognized in Loss
		Interest	Non-interest	Fair Value
Year Ended December 31, 2011

OTTI recognized 1st quarter:
Intent to sell	$1,800	$3	$—	$1,797

Total 1st quarter OTTI on loan-backed securities	1,800	3	—	1,797

Aggregate total	$1,800	$3	$—	$1,797

The following tables provide the aggregate totals for loan-backed securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield.

	Amortized Cost before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year Ended December 31, 2013
1st quarter present value of cash flows expected to be less than the amortized cost basis	$33,255	$937	$32,318	$26,145
2nd quarter present value of cash flows expected to be less than the amortized cost basis	12,311	571	11,740	11,175
3rd quarter present value of cash flows expected to be less than the amortized cost basis	16,824	1,426	15,398	12,815
4th quarter present value of cash flows expected to be less than the amortized cost basis	30,853	1,080	29,773	27,584

Aggregate total	$93,243	$4,014	$89,229	$77,719

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

	Amortized Cost before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year Ended December 31, 2012
1st quarter present value of cash flows expected to be less than the amortized cost basis	$9,907	$123	$9,784	$5,625
2nd quarter present value of cash flows expected to be less than the amortized cost basis	31,773	3,092	28,681	20,633
3rd quarter present value of cash flows expected to be less than the amortized cost basis	17,199	1,222	15,977	10,640
4th quarter present value of cash flows expected to be less than the amortized cost basis	22,099	921	21,178	15,312

Aggregate total	$80,978	$5,358	$75,620	$52,210

	Amortized Cost before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year Ended December 31, 2011
1st quarter present value of cash flows expected to be less than the amortized cost basis	$36,356	$988	$35,368	$23,938
2nd quarter present value of cash flows expected to be less than the amortized cost basis	32,000	3,301	28,699	16,513
3rd quarter present value of cash flows expected to be less than the amortized cost basis	44,931	807	44,124	28,144
4th quarter present value of cash flows expected to be less than the amortized cost basis	54,257	2,573	51,684	41,432

Aggregate total	$167,544	$7,669	$159,875	$110,027

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

The following loan-backed and structured securities were held at December 31, 2013, for which an OTTI was recognized during the current reporting period:

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Quarter in which Impairment Occurred
02148YAJ3	336	327	9	327	180	1Q2013
14984WAA8	11,205	10,969	236	10,969	10,570	1Q2013
52108HV84	1,723	1,680	43	1,680	1,004	1Q2013
52524YAA1	72	—	72	—	—	1Q2013
759676AJ8	6,182	6,091	91	6,091	4,529	1Q2013
75970JAJ5	7,426	7,316	110	7,316	6,192	1Q2013
81379EAD4	5	—	5	—	—	1Q2013
81744FFD4	495	411	84	411	121	1Q2013
86358EZU3	1,628	1,411	217	1,411	268	1Q2013
12669GUR0	4,183	4,113	70	4,113	3,281	1Q2013
14984WAA8	10,701	10,522	179	10,522	10,201	2Q2013
52108HV84	1,610	1,218	392	1,218	974	2Q2013
52108HV84	1,218	701	517	701	994	3Q2013
59020UJZ9	261	172	89	172	406	3Q2013
759676AJ8	5,727	5,618	109	5,618	4,708	3Q2013
75970JAJ5	7,093	6,936	157	6,936	5,833	3Q2013
75970QAH3	674	657	17	657	576	3Q2013
81744FFD4	407	354	53	354	117	3Q2013
86358EZU3	1,394	942	452	942	167	3Q2013
291701CR9	50	18	32	18	14	3Q2013
12666UAC7	8,154	7,984	170	7,984	7,978	4Q2013
12668WAC1	7,972	7,700	272	7,700	7,133	4Q2013
759676AJ8	5,272	5,102	170	5,102	4,541	4Q2013
75970JAJ5	6,838	6,525	313	6,525	5,628	4Q2013
75970QAH3	650	619	31	619	575	4Q2013
81744FFD4	354	345	9	345	122	4Q2013
86358EZU3	105	97	8	97	15	4Q2013
12640WAG5	1,491	1,385	106	1,385	1,578	4Q2013
291701CR9	17	16	1	16	14	4Q2013

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2013 and 2012 is as follows:

	Losses 12 Months or More	Losses Less Than 12 Months
Year ended December 31, 2013
The aggregate amount of unrealized losses	$17,238	$13,316
The aggregate related fair value of securities with unrealized losses	134,946	307,514

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

	Losses 12 Months or More	Losses Less Than 12 Months
Year ended December 31, 2012
The aggregate amount of unrealized losses	$33,297	$937
The aggregate related fair value of securities with unrealized losses	162,801	55,252

Detail of net investment income is presented below:

	Year Ended December 31
	2013	2012	2011
Income:
Bonds	$359,479	$372,298	$396,157
Preferred stocks	123	130	148
Common stocks	—	1,693	1,302
Mortgage loans on real estate	32,624	39,468	44,625
Policy loans	4,081	4,038	4,034
Cash, cash equivalents and short-term investments	427	765	929
Derivatives	18,515	19,915	24,901
Other invested assets	2,873	639	2,548
Other	1,953	2,929	1,921

Gross investment income	420,075	441,875	476,565
Less investment expenses	13,195	14,747	13,035

Net investment income	$406,880	$427,128	$463,530

Proceeds from sales and other disposals (excluding maturities) of bonds and preferred stock and related gross realized capital gains and losses were as follows:

	Year Ended December 31
	2013	2012	2011
Proceeds	$1,131,813	$1,913,219	$1,636,561

Gross realized gains	$16,348	$68,650	$44,316
Gross realized losses	(6,761)	(9,531)	(6,781)

Net realized capital gains	$9,586	$59,119	$37,535

The Company had gross realized losses for the years ended December 31, 2013, 2012 and 2011 of $4,299, $6,205 and $10,422, respectively, which relate to losses recognized on other-than-temporary declines in fair values of bonds and preferred stocks.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

Net realized capital gains (losses) on investments are summarized below:

	Realized
	Year Ended December 31
	2013	2012	2011
Bonds	$5,397	$52,800	$27,113
Preferred stocks	(110)	115	—
Common stocks	74	91	(995)
Mortgage loans on real estate	(123)	(1,020)	290
Cash, cash equivalents and short-term investments	3	3	—
Derivatives	(65,675)	9,224	(32,729)
Other invested assets	4,140	3,939	3,074

	(56,294)	65,152	(3,247)
Federal income tax effect	(4,221)	(17,772)	(15,802)
Transfer to interest maintenance reserve	(7,377)	(38,563)	(23,955)

Net realized capital gains (losses) on investments	$(67,892)	$8,817	$(43,004)

At December 31, 2013 and 2012, the Company had recorded investment in restructured securities of $32 and $2,940, respectively. The capital gains (losses) taken as a direct result of restructures in 2013, 2012 and 2011 were $(16), $886 and $(603), respectively. The Company often has impaired a security prior to the restructure date. These impairments are not included in the calculation of restructure related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses were as follows:

	Change in Unrealized
	Year Ended December 31
	2013	2012	2011
Bonds	$1,542	$12,303	$(7,611)
Common stocks	(825)	(1,627)	(1,216)
Affiliated entities	(754)	(45)	(145)
Derivatives	(67,606)	(87,646)	81,675
Other invested assets	(330)	5,277	1,233

	(67,973)	(71,738)	73,936
Taxes on unrealized capital gains/losses	23,527	25,092	(25,928)

Change in unrealized capital gains (losses), net of tax	$(44,446)	$(46,646)	$48,008

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

The credit quality of mortgage loans by type of property for the year ended December 31, 2013 were as follows:

	Farm	Commercial	Total
AAA - AA	$16,000	$332,597	$348,597
A	7,073	173,894	180,967
BBB	4,133	14,990	19,123
BB	—	1,976	1,976
B	—	419	419

	$27,206	$523,876	$551,082

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company’s mortgage lending process, taking into account such factors as projected future cash flows, net operating income, and collateral value. The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the credit risk rating process is updated at least annually.

During 2013, the Company issued mortgage loans with a maximum interest rate of 5.31% and a minimum interest rate of 3.11% for commercial loans. During 2012, the Company issued mortgage loans with a maximum interest rate of 4.60% and a minimum interest rate of 3.21% for commercial loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated during the year ending December 31, 2013 at the time of origination was 75%. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated during the year ending December 31, 2012 at the time of origination was 70%. During 2013, the Company did not reduce the interest rate on any outstanding mortgage loan. During 2012, the Company reduced the interest rate by 1.0% of one outstanding mortgage loan in the amount of $8,362.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

The following tables provide the age analysis of mortgage loans aggregated by type:

December 31, 2013		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine
Recorded Investment (All)
(a) Current	$27,206	$—	$—	$—	$521,637	$2,239
(b) 30-59 Days Past Due	—	—	—	—	—	—
(c) 60-89 Days Past Due	—	—	—	—	—	—
(d) 90-179 Days Past Due	—	—	—	—	—	—
(e) 180+ Days Past Due	—	—	—	—	—	—

December 31, 2012		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine
Recorded Investment (All)
(a) Current	$40,383	$—	$—	$—	$500,423	$2,231
(b) 30-59 Days Past Due	—	—	—	—	1,507	2
(c) 60-89 Days Past Due	—	—	—	—	—	—
(d) 90-179 Days Past Due	—	—	—	—	—	—
(e) 180+ Days Past Due	—	—	—	—	—	—

The Company did not have any impaired loans at December 31, 2013 or 2012. The Company did not hold an allowance for credit losses on mortgage loans at December 31, 2013, 2012 or 2011.

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. The Company did not recognize any interest income on impaired loans for the years ended December 31, 2013, 2012 or 2011. The Company did not recognize any interest income on a cash basis for the years ended December 31, 2013, 2012 or 2011.

During 2013 and 2012, there were no mortgage loans that were foreclosed and transferred to real estate. At December 31, 2013 and 2012, the Company held a mortgage loan loss reserve in the AVR of $7,164 and $5,173, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution
	December 31			December 31
	2013	2012		2013	2012
Mountain	22%	21%	Retail	32%	32%
Pacific	17	16	Industrial	32	25
W. South Central	16	13	Office	17	16
South Atlantic	13	23	Apartment	6	5
Middle Atlantic	12	16	Medical	5	5
W. North Central	10	1	Agricultural	5	7
E. North Central	7	6	Other	3	10
E. South Central	2	3
New England	1	1

During 2013, 2012 and 2011, the Company did not recognize any impairment write-downs for its investments in joint ventures and limited partnerships.

At December 31, 2013, the Company had ownership interest in four LIHTC investments. The remaining years of unexpired tax credits ranged from three to eleven and the properties were not subject to regulatory review. The length of time remaining for the holding period ranged from four to thirteen years. The amount of contingent equity commitments expected to be paid during 2014 to 2015 is $9,559. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

At December 31, 2012, the Company had ownership interest in three LIHTC investments. The remaining years of unexpired tax credits ranged from four to ten and the properties were not subject to regulatory review. The length of time remaining for the holding period ranged from five to fourteen years. The amount of contingent equity commitments expected to be paid during 2013 was $2,127. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

The Company recognized net realized gains (losses) from futures contracts in the amount of $(70,734), $77,308 and $(38,303) for the years ended December 31, 2013, 2012 and 2011, respectively.

At December 31, 2013 and 2012, the Company had replicated assets with a fair value of $515,990 and $462,061, respectively, and credit default swaps with a fair value of $7,454 and $137, respectively. The Company did not recognize any capital losses related to replication transactions in 2013 or 2011, while the Company recognized capital losses of $1,477 in 2012.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

As stated in Note 1, the Company replicates investment grade corporate bonds by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, the Company has recourse provisions from the proceeds of the bankruptcy settlement of the underlying entity or by the sale of the underlying bond. As of December 31, 2013, credit default swaps, used in replicating corporate bonds are as follows:

Deal, Receive (Pay), Underlying	Maturity Date	Maximum Future Payout (Estimated)	Current Fair Value
51408,SWAP, USD 1 / (USD 0), :US670346AE56	3/20/2016	$10,000	$186
59020,SWAP, USD 1 / (USD 0), :US534187AM15	9/20/2016	20,000	287
51410,SWAP, USD 1 / (USD 0), :US168863AS74	3/20/2017	10,000	133
51409,SWAP, USD 1 / (USD 0), :XS0203685788	3/20/2017	11,000	197
51412,SWAP, USD 1 / (USD 0), :US50064FAD69	3/20/2017	10,000	198
51411,SWAP, USD 1 / (USD 0), :USY6826RAA06	3/20/2017	12,000	136
51413,SWAP, USD 1 / (USD 0), :US168863AS74	3/20/2017	10,000	133
51414,SWAP, USD 1 / (USD 0), :CDX IG 18	6/20/2017	20,000	430
51415,SWAP, USD 1 / (USD 0), :CDX IG 18	6/20/2017	20,000	430
43375,SWAP, USD 1 / (USD 0), :CDX IG 18	6/20/2017	5,000	107
51416,SWAP, USD 1 / (USD 0), :US836205AJ33	9/20/2017	8,500	(204)
51417,SWAP, USD 1 / (USD 0), :XS0114288789	9/20/2017	2,200	(25)
51418,SWAP, USD 1 / (USD 0), :US105756AL40	9/20/2017	3,200	(65)
43612,SWAP, USD 1 / (USD 0), :US455780AQ93	9/20/2017	2,000	(53)
46258,SWAP, USD 1 / (USD 0), :912828TJ9	12/20/2017	15,000	(209)
46320,SWAP, USD 1 / (USD 0), :912828TJ9	12/20/2017	15,000	(352)
46421,SWAP, USD 1 / (USD 0), :912828TJ9	12/20/2017	15,000	176
46535,SWAP, USD 1 / (USD 0), :912828TJ9	12/20/2017	15,000	(560)
46616,SWAP, USD 1 / (USD 0), :912828TJ9	12/20/2017	10,000	(139)
46846,SWAP, USD 1 / (USD 0), :912828TJ9	12/20/2017	5,000	59
47105,SWAP, USD 1 / (USD 0), :912810QV3	12/20/2017	25,000	532
47122,SWAP, USD 1 / (USD 0), :912828TJ9	12/20/2017	20,000	235
47184,SWAP, USD 1 / (USD 0), :912828TJ9	12/20/2017	5,000	(70)
47284,SWAP, USD 1 / (USD 0), :912810QV3	12/20/2017	10,000	213
59021,SWAP, USD 1 / (USD 0), :912803DP5	12/20/2017	20,000	426
59022,SWAP, USD 1 / (USD 0), :912803DQ3	12/20/2017	25,000	440
49133,SWAP, USD 5 / (USD 0), :912803DJ9	12/20/2017	10,000	1,568
49374,SWAP, USD 1 / (USD 0), :912803DJ9	12/20/2017	10,000	203
49893,SWAP, USD 1 / (USD 0), :12622DAC8	12/20/2017	10,000	146
50058,SWAP, USD 1 / (USD 0), :36248EAB1	12/20/2017	10,000	170
50222,SWAP, USD 1 / (USD 0), :36248EAB1	12/20/2017	10,000	224
60080,SWAP, USD 1 / (USD 0), :912828TY6	6/20/2018	30,000	593
60228,SWAP, USD 1 / (USD 0), :912828TY6	6/20/2018	5,000	80
63831,SWAP, USD 5 / (USD 0), :912810RA8	9/20/2020	10,000	2,058
66719,SWAP, USD 1 / (USD 0), :912810RB6	9/20/2020	20,000	(27)
63950,SWAP, USD 1 / (USD 0), :912810RB6	9/20/2020	15,000	(15)
63952,SWAP, USD 1 / (USD 0), :912810RB6	9/20/2023	20,000	(252)
64594,SWAP, USD 1 / (USD 0), :912810RA8	9/20/2020	25,000	64

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

At December 31, 2013 and 2012, the fair value of all derivative contracts, aggregated at a counterparty level, with a positive fair value amounted to $26,507 and $43,857, respectively.

At December 31, 2013 and 2012, the fair value of all derivative contracts, aggregated at a counterparty level, with a negative fair value amounted to $47,684 and $11,206, respectively.

At December 31, 2013 and 2012, the Company’s outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

	Notional Amount
	2013	2012
Interest rate and currency swaps:
Receive fixed - pay fixed	$546,179	$102,379
Swaps:
Receive fixed - pay floating	541,616	1,111,262
Receive fixed - pay fixed	39,994	—
Receive floating - pay fixed	141,000	—
Receive floating - pay floating	35,784	—

Open futures contracts at December 31, 2013 and 2012 were as follows:

Long/Short	Number of Contracts	Contract Type	Opening Fair Value	Year-End Fair Value

December 31, 2013

Long	7	HANG SENG IDX FUT Jan14	$8,144	$8,166
Long	21	S&P 500 FUTURE Mar14	9,254	9,665
Short	320	S&P 500 FUTURE Mar14	141,730	147,288
Long	50	DJ EURO STOXX 50 Mar14	1,450	1,554
Short	31	S&P 500 E-MINI FUTURE Mar14	2,759	2,853
Short	85	FTSE 100 IDX FUT Mar14	5,314	5,692
Short	190	NASDAQ 100 E-MINI Mar14	13,186	13,618
Short	30	NIKKEI 225 (OSE) Mar14	488,477	488,700

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

Long/Short	Number of Contracts	Contract Type	Opening Fair Value	Year-End Fair Value
December 31, 2012

Long	3	HANG SENG IDX FUT Jan13	$437	$438
Short	(659)	S&P 500 FUTURE Mar13	(233,040)	(233,961)
Long	25	DJ EURO STOXX 50 Mar13	865	864
Short	(9)	S&P 500 E-MINI FUTURE Mar13	(633)	(639)
Short	(350)	FTSE 100 IDX FUT Mar13	(33,455)	(33,482)
Short	(540)	NASDAQ 100 E-MINI Mar13	(28,786)	(28,676)
Short	(50)	NIKKEI 225 (OSE) Mar13	(5,563)	(6,035)

For the years ended December 31, 2013, 2012 and 2011, the Company recorded unrealized gains (losses) of $(31,835), $34,383 and $121,858, respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain. The Company did not recognize any unrealized gains or losses during 2013, 2012 or 2011 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

The following tables show the pledged or restricted assets as of December 31, 2013 and 2012, respectively:

		Gross Restricted Current Year
	Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total
a.	Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—
b.	Collateral held under security lending agreements	430,771	—	18,918	—	449,689
c.	Subject to repurchase agreements	—	—	—	—	—
d.	Subject to reverse repurchase agreements	—	—	—	—	—
e.	Subject to dollar repurchase agreements	20,491	—	—	—	20,491
f.	Subject to dollar reverse repurchase agreements	—	—	—	—	—
g.	Placed under option contracts	—	—	—	—	—
h.	Letter stock or securities restricted as to sale	—	—	—	—	—
i.	On deposit with state(s)	3,276	—	—	—	3,276
j.	On deposit with other regulatory bodies	—	—	—	—	—
k.	Pledged as collateral not captured in other categories	36,135	—	—	—	36,135
l.	Other restricted assets	—	—	—	—	—

m.	Total Restricted Assets	$490,673	$—	$18,918	$—	$509,591

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

		Gross Restricted			Percentage
	Restricted Asset Category	Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
a.	Subject to contractual obligation for which liability is not shown	$—	$—	$—	0.00%	0.00%
b.	Collateral held under security lending agreements	277,433	172,257	449,690	1.53	1.53
c.	Subject to repurchase agreements	—	—	—	0.00	0.00
d.	Subject to reverse repurchase agreements	—	—	—	0.00	0.00
e.	Subject to dollar repurchase agreements	63,547	(43,057)	20,491	0.07	0.07
f.	Subject to dollar reverse repurchase agreements	—	—	—	0.00	0.00
g.	Placed under option contracts	—	—	—	0.00	0.00
h.	Letter stock or securities restricted as to sale	—	—	—	0.00	0.00
i.	On deposit with state(s)	3,292	(15)	3,276	0.01	0.01
j.	On deposit with other regulatory bodies	—	—	—	0.00	0.00
k.	Pledged as collateral not captured in other categories	19,516	16,618	36,135	0.12	0.12
l.	Other restricted assets	—	—	—	0.00	0.00

m.	Total Restricted Assets	$363,788	$145,803	$509,592	1.73%	1.73%

Assets pledged as collateral not captured in other categories includes invested assets with a carrying value of $36,135 and $19,516, respectively, in conjunction with derivative transactions as of December 31, 2013 and 2012, respectively.

6. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

Premiums earned reflect the following reinsurance amounts:

	Year Ended December 31
	2013	2012	2011
Direct premiums	$5,269,131	$4,960,351	$4,950,537
Reinsurance assumed - affiliates	82	81	104
Reinsurance assumed - non affiliates	531,881	633,476	621,553
Reinsurance ceded - affiliates	(203,917)	(278,372)	(359,404)
Reinsurance ceded - non affiliates	(350,507)	(375,188)	(786,320)

Net premiums earned	$5,246,670	$4,940,348	$4,426,470

Aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded to affiliates at December 31, 2013 and 2012 of $1,521,643 and $1,718,959, respectively.

The Company received reinsurance recoveries in the amounts of $470,789, $492,249 and $325,524 during 2013, 2012 and 2011, respectively. At December 31, 2013 and 2012, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $145,050 and $159,544, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2013 and 2012 of $2,010,935 and $2,201,388, respectively.

The Company would experience no reduction in surplus at December 31, 2013 or 2012 if all reinsurance agreements were cancelled.

The Company did not enter into any new reinsurance agreements in which a reserve credit was taken during the years ended December 31, 2013 or 2012.

During 2013, the Company recaptured certain treaties associated with the divestiture of the Transamerica Reinsurance operations that were previously ceded to an affiliate, for which net consideration received was $122,047, life and claim reserves recaptured were $281,190 and other assets recaptured were $9,615, resulting in a pre-tax loss of $149,528 which was included in the statement of operations.

During 2013, the Company also recaptured certain treaties associated with the divestiture of the Transamerica Reinsurance operations that were previously ceded to a non-affiliate, for which net consideration paid was $5,456, life and claim reserves recaptured were $31,857, other assets recaptured were $6,677 and the unamortized gain related to these blocks was released into income from surplus of $2,244 ($1,458 after tax), resulting in a pre-tax loss of $28,392, which was included in the statement of operations.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

Subsequent to certain 2013 recaptures, the Company novated certain treaties to a non-affiliate, in which consideration paid was $116,591, life and claim reserves released were $313,047 and other assets were transferred associated with the business of $16,292, resulting in a pre-tax gain of $180,164, which was included in the statement of operations.

The Company novated third party assumed retrocession agreements during 2013 that were previously retroceded to a non-affiliate in which no net consideration was exchanged. Life and claim reserves were exchanged in the amount of $2,044, other assets were exchanged in the amount of $103 and other liabilities were exchanged in the amount of $256. As a result, there was no net financial impact from these transactions on a pre-tax basis, as assumed and ceded reserves along with other assets and other liabilities exchanged were impacted by equivalent amounts.

During 2013, the Company recaptured certain treaties from a non-affiliate, for which net consideration received was $770, life and claim reserves recaptured were $1,215, and premiums recaptured were $255, resulting in a pre-tax loss of $190, which was included in the statement of operations.

Amortization of previously deferred gains associated with the divestiture of the Transamerica Reinsurance operations was released into income in the amount of $20,316 ($13,206 after tax) during 2013.

During 2012, the Company recaptured certain treaties associated with the divestiture of the Transamerica Reinsurance operations that were previously ceded to an affiliate, for which net consideration paid was $9,487, life and claim reserves recaptured were $12,438 and other assets recaptured were $391, resulting in a pre-tax loss of $21,534 which was included in the statement of operations.

During 2012, the Company recaptured certain treaties associated with the divestiture of the Transamerica Reinsurance operations that were previously ceded to a non-affiliate, for which net consideration paid was $27,425, life and claim reserves recaptured were $97,403, other assets recaptured were $7,410 and the unamortized gain related to these blocks was released into income from surplus of $9,990, ($6,556 after tax), resulting in a pre-tax loss of $107,428, which was included in the statement of operations.

Subsequent to the recaptures that took place during 2012, the Company reinsured to a non-affiliate certain treaties associated with the business that was previously ceded to an affiliate, for which a reinsurance premium and ceding commission were received in the amount of $843 and $6,904, respectively, and life and claim reserves transferred were $7,971, resulting in a pre-tax gain of $15,718 ($10,217 net of tax), which was credited directly to unassigned surplus on a net of tax basis.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

Subsequent to the recaptures that took place during 2012, the Company reinsured to an affiliate certain treaties associated with the business that was previously ceded to a non-affiliate, for which a reinsurance premium was paid in the amount of $13,711, ceding commission was received in the amount of $18,696, life and claim reserves transferred were $78,778 and other assets were transferred in the amount of $3,549, resulting in a pre-tax gain of $80,214 ($52,139 net of tax), which was credited directly to unassigned surplus on a net of tax basis.

Also subsequent to certain 2012 recaptures, the Company novated certain treaties to a non-affiliate, in which consideration received was $24,179, life and claim reserves released were $23,092 and other assets were transferred associated with the business of $4,251, resulting in a pre-tax gain of $43,020, which was included in the statement of operations.

On April 26, 2011, Aegon N.V. announced the divestiture of its life reinsurance operations, Transamerica Reinsurance, to SCOR, which was effective August 9, 2011. The life reinsurance business conducted by Transamerica Reinsurance was written through several of Aegon N.V.’s U.S. and international affiliates, all of which remain Aegon N.V. affiliates following the closing, except for Transamerica International Reinsurance Ireland, Limited (TIRI), an Irish reinsurance company. As a result of this transaction, the Company entered into a series of recapture and reinsurance agreements during the third and fourth quarters of 2011 which directly resulted in a pre-tax loss of $474,720 which was included in the statement of operations, and a net of tax gain of $400,760 which has been credited directly to unassigned surplus. These amounts include current year amortization of previously deferred gains, as well as releases of previously deferred gains from unassigned surplus into earnings related to these transactions. Additional information surrounding these transactions is outlined below.

Effective August 9, 2011, the Company recaptured business that was associated with the divestiture of the Transamerica Reinsurance operations which was previously retroceded on a coinsurance basis to an affiliate. The Company received recapture consideration of $55,356, recaptured reserves of $293,975, recaptured other assets of $8,586 and released into income a previously deferred unamortized gain resulting from the original transaction in the amount of $2,297, resulting in a pre-tax loss of $227,736 which has been included in the statement of operations. Prior to this transaction, the Company amortized $498, net of tax, of the deferred gain related to the initial transaction into earnings with a corresponding charge directly to unassigned surplus in 2011.

Subsequently, effective August 9, 2011, the Company ceded business that was associated with the divestiture of the Transamerica Reinsurance operations on a coinsurance basis to a non-affiliate. The Company paid a net reinsurance premium of $549,682, received an initial ceding commission of $219,000, transferred other assets in the amount of $12,548 and released net reserves of $790,263. The Company paid an experience refund in the

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

amount of $84,770 to an affiliate and released IMR associated with certain business in the amount of $13,086. These transactions resulted in a net of tax gain of $248,557, which has been credited directly to unassigned surplus. During 2011, the Company amortized $7,712, net of tax, of the deferred gain into earnings with a corresponding charge directly to unassigned surplus.

Effective October 1, 2011, the Company recaptured business that was associated with the divestiture of the Transamerica Reinsurance operations which was previously retroceded on a coinsurance basis to a non-affiliate. The Company paid recapture consideration of $9,840, recaptured reserves of $402,503, recaptured other net assets of $10,226 and released into income a previously deferred unamortized gain resulting from the original transaction in the amount of $230,033, resulting in a pre-tax loss of $172,084, which has been included in the statement of operations. Subsequently, effective October 1, 2011, the Company ceded this business on a coinsurance basis to an affiliate and as a result received cash, transferred other net assets and released reserves consistent with the amounts recaptured, resulting in a net of tax gain of $262,245, which has been credited directly to unassigned surplus.

Effective October 1, 2011, the Company recaptured business that was associated with the divestiture of the Transamerica Reinsurance operations which was previously retroceded on a coinsurance basis to an affiliate. The Company received recapture consideration of $30,305, recaptured reserves of $123,935 and recaptured other assets of $17,964, resulting in a pre-tax loss of $75,666, which has been included in the statement of operations. Subsequently, effective October 1, 2011, the Company ceded this business on a coinsurance basis to a non-affiliate and as a result paid cash, transferred other assets and released reserves consistent with the amounts recaptured, resulting in a net of tax gain of $49,183, which has been credited directly to unassigned surplus.

During the last half of 2011, the Company recaptured the business that was associated with the divestiture of the Transamerica Reinsurance operations from several Aegon N.V. affiliates. This business was subsequently ceded to SCOR entities and in addition, retrocession reinsurance treaties were executed. The Company assigned certain third party retrocession agreements to SCOR entities as a component of the divestiture of the Transamerica Reinsurance operations and the associated Master Retrocession Agreement. As a result, the unaffiliated retrocession reinsurance treaties were assigned from the Company to a SCOR entity, resulting in this risk being ceded to SCOR and subsequently to the unaffiliated third parties. The reserves and assets associated with these assignments were $87,665, where the counterparty’s net reserves ceded exchanged counterparties with no consideration exchanged, resulting in no net income or surplus impact to the Company.

During 2011, the Company amortized deferred gains from reinsurance transactions occurring prior to 2010 of $1,991, respectively, into earnings on a net of tax basis with a

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

corresponding charge to unassigned surplus. The Company did not amortize any deferred gains from reinsurance transactions occurring prior to 2011 into earnings during 2013 or 2012.

7. Income Taxes

The net deferred income tax asset at December 31, 2013 and 2012 and the change from the prior year are comprised of the following components:

	December 31, 2013
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$86,427	$16,998	$103,425
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	86,427	16,998	103,425
Deferred Tax Assets Nonadmitted	22,381	—	22,381

Subtotal (Net Deferred Tax Assets)	64,046	16,998	81,044
Deferred Tax Liabilities	32,805	6,641	39,446

Net Admitted Deferred Tax Assets	$31,241	$10,357	$41,598

	December 31, 2012
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$113,219	$22,618	$135,837
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	113,219	22,618	135,837
Deferred Tax Assets Nonadmitted	11,932	—	11,932

Subtotal (Net Deferred Tax Assets)	101,287	22,618	123,905
Deferred Tax Liabilities	45,060	9,824	54,884

Net Admitted Deferred Tax Assets	$56,227	$12,794	$69,021

		Change
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$(26,792)	$(5,620)	$(32,412)
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	(26,792)	(5,620)	(32,412)
Deferred Tax Assets Nonadmitted	10,449	—	10,449

Subtotal (Net Deferred Tax Assets)	(37,241)	(5,620)	(42,861)
Deferred Tax Liabilities	(12,255)	(3,183)	(15,438)

Net Admitted Deferred Tax Assets	$(24,986)	$(2,437)	$(27,423)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

The main components of deferred income tax amounts are as follows:

	Year Ended December 31
	2013	2012	Change
Deferred Tax Assets:
Ordinary
Discounting of unpaid losses	$125	$239	$(114)
Policyholder reserves	56,040	79,398	(23,358)
Deferred acquisition costs	21,222	18,294	2,928
Receivables - nonadmitted	1,805	2,430	(625)
Section 197 Intangible Amortization	90	119	(29)
Guaranty fund accrual	1,400	6,189	(4,789)
Reinsurance to unauthroized companies	171	181	(10)
Assumption Reinsurance	5,355	6,176	(821)
Other (including items <5% of ordinary tax assets)	219	193	26

Subtotal	86,427	113,219	(26,792)
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	22,381	11,932	10,449

Admitted ordinary deferred tax assets	64,046	101,287	(37,241)
Capital:
Investments	16,998	22,618	(5,620)

Subtotal	16,998	22,618	(5,620)
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	—	—	—

Admitted capital deferred tax assets	16,998	22,618	(5,620)

Admitted deferred tax assets	$81,044	$123,905	$(42,861)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

	Year Ended December 31
	2013	2012	Change
Deferred Tax Liabilities:
Ordinary
Investments	$13,855	$10,496	$3,359
§807(f) adjustment	5,893	7,302	(1,409)
Reinsurance ceded	13,055	14,225	(1,170)
Other (including items <5% of total ordinary tax liabilities)	2	18	(16)

Subtotal	32,805	32,041	764
Capital
Investments	6,641	22,843	(16,202)

Subtotal	6,641	22,843	(16,202)

Deferred tax liabilities	39,446	54,884	(15,438)

Net deferred tax assets/liabilities	$41,598	$69,021	$(27,423)

The Company did not report a valuation allowance for deferred income tax assets as of December 31, 2013 or 2012.

As discussed in Note 1, for the years ended December 31, 2013 and 2012 the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

			December 31, 2013
			Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks		$31,241	$10,357	$41,598
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)		—	—	—
	1.	Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	—	—	—
	2.	Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	133,947

2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities		$32,805	$6,641	39,446

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))		$64,046	$16,998	$81,044

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

			December 31, 2012
			Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years
	Recoverable Through Loss Carrybacks		$56,227	$12,794	$69,021
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)		—	—	—
	1.	Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	—	—	—
	2.	Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	116,020
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities		45,060	9,824	54,884

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))		$101,287	$22,618	$123,905

			Ordinary	Change Capital	Total
Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years
	Recoverable Through Loss Carrybacks		$(24,986)	$(2,437)	$(27,423)
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)		—	—	—
	1.	Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	—	—	—
	2.	Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	17,927
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities		(12,255)	(3,183)	(15,438)

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))		$(37,241)	$(5,620)	$(42,861)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

	December 31
	2013	2012	Change
Ratio Percentage Used To Determine Recovery

Period and Threshold Limitation Amount	998%	809%	189%

Amount of Adjusted Capital and Surplus Used To Determine Recovery Period and Threshold

Limitation in 2(b)2 above	$892,721	$766,655	$126,066

The impact of tax planning strategies at December 31, 2013 and 2012 was as follows:

	December 31, 2013
	Ordinary Percent	Capital Percent	Total Percent
Impact of Tax Planning Strategies:
Adjusted Gross DTAs	$86,427	$16,998	$103,425
(% of Total Adjusted Gross DTAs)	0%	39%	6%

Net Admitted Adjusted Gross DTAs	$64,046	$16,998	$81,044
(% of Total Net Admitted Adjusted Gross DTAs)	0%	0%	0%

	December 31, 2012
	Ordinary Percent	Capital Percent	Total Percent
Impact of Tax Planning Strategies:
Adjusted Gross DTAs	$113,219	$22,618	$135,837
(% of Total Adjusted Gross DTAs)	0%	0%	0%

Net Admitted Adjusted Gross DTAs	$101,287	$22,618	$123,905
(% of Total Net Admitted Adjusted Gross DTAs)	0%	0%	0%

	Ordinary Percent	Change Capital Percent	Total Percent
Impact of Tax Planning Strategies:
Adjusted Gross DTAs	$(26,792)	$(5,620)	$(32,412)
(% of Total Adjusted Gross DTAs)	0%	39%	6%

Net Admitted Adjusted Gross DTAs	$(37,241)	$(5,620)	$(42,861)
(% of Total Net Admitted Adjusted Gross DTAs)	0%	0%	0%

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

The Company’s tax planning strategies do not include the use of reinsurance-related tax planning strategies.

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2013	2012	Change
Current Income Tax
Federal	$14,157	$110,930	$(96,773)
Foreign	—	—	—

Subtotal	14,157	110,930	(96,773)

Federal income tax on net capital gains	4,221	17,772	(13,551)

Federal and foreign income taxes incurred	$18,378	$128,702	$(110,324)

	Year Ended December 31
	2012	2011	Change
Federal	$110,930	$44,789	$66,141
Foreign	—	—	—

Subtotal	110,930	44,789	66,141

Federal income tax on net capital gains	17,772	15,802	1,970
Utilization of capital loss carry-forwards	—	—	—
Other	—	—	—

Federal and foreign income taxes incurred	$128,702	$60,591	$68,111

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35% to income before tax as follows:

	Year Ended December 31
	2013	2012	2011
Current income taxes incurred	$18,378	$128,702	$60,591

Change in deferred income taxes (without tax on unrealized gains and losses)	40,501	12,128	7,754

Total income tax reported	$58,879	$140,830	$68,345

Income before taxes	$251,898	$365,242	$(182,234)
	35.00%	35.00%	35.00%

Expected income tax expense (benefit) at 35% statutory rate	$88,164	$127,835	$(63,782)

Increase (decrease) in actual tax reported resulting from:

Dividends received deduction	(4,591)	(4,308)	(3,958)
Tax credits	(2,911)	(3,148)	(2,217)
Tax adjustment for IMR	(16,134)	6,726	(10,326)
Surplus adjustment for in-force ceded	(5,132)	12,782	140,266
Nondeductible expenses	15	15	2,882
Deferred tax benefit on other items in surplus	(371)	(7,149)	(1,343)
Provision to return	(336)	(1,968)	(454)
Life-owned life insurance	—	—	(281)
Dividends from certain foreign corporations	74	39	30
Prior period adjustment	—	10,356	4,791
Other	101	(350)	2,737

Total income tax reported	$58,879	$140,830	$68,345

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its indirect parent company, Transamerica Corporation, and other affiliated companies. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not yet been filed for 2013.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

As of December 31, 2013 and 2012, the Company had no operating loss, capital loss or tax credit carryforwards available for tax purposes.

The Company incurred income taxes during 2013, 2012 and 2011 of $14,455, $93,620 and $113,223, respectively, which will be available for recoupment in the event of future net losses.

The amount of tax contingencies calculated for the Company as of December 31, 2013 and 2012 is $17 and $32, respectively. The total amount of tax contingencies that, if recognized, would affect the effective income tax rate is $17. The Company classifies interest and penalties related to income taxes as interest expense and penalty expense, respectively. The Company’s interest (benefit) expense related to income taxes for the years ending December 31, 2013, 2012 and 2011 is $25, $(203) and $(25), respectively. The total interest payable balance as of December 31, 2013 and 2012 is $1 and $2, respectively. The Company recorded no liability for penalties. It is not anticipated that the total amounts of unrecognized tax benefits will significantly increase within twelve months of the reporting date.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and closing agreements have been executed through 2004. The examination for the years 2005 through 2006 have been completed and resulted in tax return adjustments that are currently undergoing final calculation at appeal. The examination for the years 2007 through 2008 has been completed and resulted in tax return adjustments that are currently being appealed. An examination is already in progress for the years 2009 and 2010. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions.

8. Policy and Contract Attributes

Participating life insurance policies were issued by the Company which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company.

For the years ended December 31, 2013 and 2012, there were no premiums for participating life insurance policies. For the year ended 2011, premiums for participating life insurance policies were $111. The Company accounts for its policyholder dividends based on dividend scales and experience of the policies. The Company did not pay any dividends to policyholders during 2013, 2012 or 2011.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31 2013
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent
Subject to discretionary withdrawal
With fair value adjustment	$794,222	$96,875	$—	$891,097	3%
At book value less surrender charge of 5% or more	907,482	44,403	—	951,885	4
At fair value	9,335	495,948	10,969,025	11,474,308	44

Total with adjustment or at fair value	1,711,039	637,226	10,969,025	13,317,290	51
At book value without adjustment (minimal or no charge or adjustment)	3,705,571	61,651	—	3,767,222	14
Not subject to discretionary withdrawal provision	920,466	6,567,686	1,679,657	9,167,809	35

Total annuity reserves and deposit liabilities	6,337,076	7,266,563	12,648,682	26,252,321	100%

Less reinsurance ceded	1,308	—	—	1,308

Net annuity reserves and deposit liabilities	$6,335,768	$7,266,563	$12,648,682	$26,251,013

	December 31 2012
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent
Subject to discretionary withdrawal
With fair value adjustment	$863,230	$100,861	$—	$964,091	4%
At book value less surrender charge of 5% or more	963,783	47,733	—	1,011,516	4
At fair value	6,586	485,825	7,974,208	8,466,619	35

Total with adjustment or at fair value	1,833,599	634,419	7,974,208	10,442,226	43
At book value without adjustment (minimal or no charge or adjustment)	3,963,343	66,275	—	4,029,618	17
Not subject to discretionary withdrawal provision	964,662	6,566,022	1,965,950	9,496,634	40

Total annuity reserves and deposit liabilities	6,761,604	7,266,716	9,940,158	23,968,478	100%

Less reinsurance ceded	1,978	—	—	1,978

Net annuity reserves and deposit liabilities	$6,759,626	$7,266,716	$9,940,158	$23,966,500

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

Separate account assets held by the Company represent contracts where the benefit is determined by the performance of the investments held in the separate account. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2013, 2012 and 2011 is as follows:

	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2013	$1,806,215	$2,675,714	$4,481,929

Reserves for separate accounts as of December 31, 2013 with assets at:
Fair value	$—	$12,736,654	$12,736,654
Amortized cost	7,266,563	—	7,266,563

Total as of December 31, 2013	$7,266,563	$12,736,654	$20,003,217

Reserves for separate accounts by withdrawal characteristics as of December 31, 2013:
Subject to discretionary withdrawal:
With fair value adjustment	$96,875	$—	$96,875
At book value without fair value adjustment and with current surrender charge of 5% or more	44,403	—	44,403
At fair value	495,948	11,056,997	11,552,945
At book value without fair value adjustment and with current surrender charge of less than 5%	61,651	—	61,651

Subtotal	698,877	11,056,997	11,755,874
Not subject to discretionary withdrawal	6,567,686	1,679,657	8,247,343

Total separate account reserves at December 31, 2013	$7,266,563	$12,736,654	$20,003,217

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2012	$1,805,525	$2,357,927	$4,163,452

Reserves for separate accounts as of December 31, 2012 with assets at:
Fair value	$—	$10,008,134	$10,008,134
Amortized cost	7,266,715	—	7,266,715

Total as of December 31, 2012	$7,266,715	$10,008,134	$17,274,849

Reserves for separate accounts by withdrawal characteristics as of December 31, 2012:
Subject to discretionary withdrawal:
With fair value adjustment	$100,860	$—	$100,860
At book value without fair value adjustment and with current surrender charge of 5% or more	47,733	—	47,733
At fair value	485,825	8,042,184	8,528,009
At book value without fair value adjustment and with current surrender charge of less than 5%	66,275	—	66,275

Subtotal	700,693	8,042,184	8,742,877
Not subject to discretionary withdrawal	6,566,022	1,965,950	8,531,972

Total separate account reserves at December 31, 2012	$7,266,715	$10,008,134	$17,274,849

	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2011	$2,184,262	$2,035,362	$4,219,624

Reserves for separate accounts as of December 31, 2011 with assets at:
Fair value	$—	$8,294,680	$8,294,680
Amortized cost	7,036,920	—	7,036,920

Total as of December 31, 2011	$7,036,920	$8,294,680	$15,331,600

Reserves for separate accounts by withdrawal characteristics as of December 31, 2011:
Subject to discretionary withdrawal:
With fair value adjustment	$132,777	$—	$132,777
At book value without fair value adjustment and with current surrender charge of 5% or more	50,323	—	50,323
At fair value	444,165	6,301,437	6,745,602
At book value without fair value adjustment and with current surrender charge of less than 5%	69,871	—	69,871

Subtotal	697,136	6,301,437	6,998,573
Not subject to discretionary withdrawal	6,339,784	1,993,243	8,333,027

Total separate account reserves at December 31, 2011	$7,036,920	$8,294,680	$15,331,600

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2013	2012	2011
Transfer as reported in the summary of operations of the separate accounts statement:
Transfers to separate accounts	$4,481,983	$4,163,485	$4,219,645
Transfers from separate accounts	(3,287,943)	(3,220,563)	(3,075,684)

Net transfers to separate accounts	1,194,040	942,922	1,143,961

Miscellaneous reconciling adjustments	(9)	8	(63)

Net transfers as reported in the statements of operations of the life, accident and health annual statement	$1,194,031	$942,930	$1,143,898

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. At December 31, 2013 and 2012, the Company’s separate account statement included legally insulated assets of $20,293,235 and $17,590,145, respectively. The assets legally insulated from general account claims at December 31, 2013 and 2012 are attributed to the following products:

	2013	2012
Variable life	$98,422	$80,147
Variable annuities	9,040,471	6,288,266
Market value separate accounts	1,759,358	1,550,300
Par annuities	1,958,911	2,220,569
Book value separate accounts	7,436,073	7,450,863

Total separate account assets	$20,293,235	$17,590,145

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. As of December 31, 2013 and 2012, the general account of the Company had a maximum guarantee for separate account liabilities of $32,328 and $47,317, respectively. To compensate the general account for the risk taken, the separate account paid risk charges of $32,926, $31,916 and $27,094 to the general account in 2013, 2012 and 2011, respectively. During the years ended December 31, 2013, 2012 and 2011, the general account of the Company had paid $680, $619 and $1,542, respectively, toward separate account guarantees.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

At December 31, 2013 and 2012, the Company reported guaranteed separate account assets at amortized cost in the amount of $7,436,073 and $7,450,863, respectively, based upon the prescribed practice granted by the State of New York as described in Note 2. These assets had a fair value of $7,414,425 and $7,618,858 at December 31, 2013 and 2012, respectively, which would have resulted in an unrealized (loss) gain of $(21,648) and $167,995, respectively, had these assets been reported at fair value.

The Company participates in securities lending within the separate account. The Company follows the same policies and procedures as the general account for such transactions conducted from the separate account. See Note 10 for a discussion of securities lending policies and procedures. As of December 31, 2013 and 2012, securities with a book value of $18,918 and $21,171, respectively, were on loan under securities lending agreements, which represents less than one percent of total separate account assets. The Company does not obtain approval or otherwise provide notification to contract holders regarding securities lending transactions that occur with separate account assets. However, the Company requires that borrowers pledge collateral worth 102% of the value of the loaned securities. As of December 31, 2013, the Company held collateral from securities lending transactions in the form of cash and on open terms in the amount of $19,307. This cash collateral is reinvested in a registered money market fund and is not available for general corporate purposes.

For variable annuities with guaranteed living benefits and variable annuities with minimum guaranteed death benefits the Company complies with Actuarial Guideline XLIII (AG 43), which replaces Actuarial Guidelines 34 and 39. AG 43 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products. The AG 43 reserve calculation includes variable annuity products issued after January 1, 1981. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The aggregate reserve for contracts falling within the scope of AG 43 is equal to the conditional tail expectation (CTE) Amount, but not less than the standard scenario amount (SSA).

To determine the CTE Amount, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) produced in October 2005 and prudent estimate assumptions based on Company experience. The SSA was determined using the assumptions and methodology prescribed in AG 43 for determining the SSA.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

At December 31, 2013 and 2012, the Company had variable annuities with minimum guaranteed benefits as follows:

Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit
December 31, 2013
Guaranteed Minimum Withdrawal Benefit	$5,310,395	$41,397	$—
Guaranteed Minimum Death Benefit	1,600,493	2,659	1,308

December 31, 2012
Guaranteed Minimum Withdrawal Benefit	$4,849,846	$131,770	$—
Guaranteed Minimum Death Benefit	1,373,096	7,639	1,978

Reserves on the Company’s traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policies’s paid-through date to the policy’s next anniversary date. At December 31, 2013 and 2012, the gross premium and loading amounts related to these assets (which are reported as premiums deferred and uncollected), are as follows:

	Gross	Loading	Net
December 31, 2013
Life and annuity:
Ordinary first-year business	$208	$188	$20
Ordinary renewal business	138,879	1,259	137,620
Group life business	527	113	414
Credit life	252	—	252
Reinsurance ceded	(132,124)	—	(132,124)

Total life and annuity	7,742	1,560	6,182
Accident and health	4,284	—	4,284

	$12,026	$1,560	$10,466

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

	Gross	Loading	Net
December 31, 2012
Life and annuity:
Ordinary first-year business	$312	$278	$34
Ordinary renewal business	153,131	1,350	151,781
Group life business	664	127	537
Credit life	235	—	235
Reinsurance ceded	(146,264)	—	(146,264)

Total life and annuity	8,078	1,755	6,323
Accident and health	4,974	—	4,974

	$13,052	$1,755	$11,297

The Company anticipates investment income as a factor in premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts. As of December 31, 2013 and 2012, the Company had insurance in force aggregating $15,580,513 and $12,243,276, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the New York Department of Financial Services. The Company established policy reserves of $58,739 and $92,244 to cover these deficiencies as of December 31, 2013 and 2012, respectively.

9. Capital and Surplus

At December 31, 2013 and 2012, the Company had 44,175 shares of 6% non-voting, non-cumulative preferred stock issued and outstanding. Aegon owns 38,609 shares and TLIC owns 5,566 shares. Par value is $10 per share, and the liquidation value is $1,286.72 per share.

The preferred stock shareholders are entitled to receive non-cumulative dividends at the rate of 6% per year of an amount equal to the sum of (1) the par value plus (2) any additional paid-in capital for such preferred stock. Dividends are payable annually in December. The amount of dividends unpaid at December 31, 2013 was $430. The preferred shares have preference as to dividends and upon dissolution or liquidation of the Company.

The Company is subject to limitations, imposed by the State of New York, on the payment of dividends to its stockholders. Generally, dividends during any year may not be paid, without prior regulatory approval, in excess of the lesser of (1) 10 percent of the Company’s statutory surplus as of the preceding December 31, or (2) the Company’s statutory gain from operations before net realized capital gains on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such a

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

dividend, the maximum payment which may be made in 2014, without prior approval of insurance regulatory authorities, is $93,458.

On December 21, 2011, the Company paid a preferred stock dividend and a common stock dividend of $3,410 and $296,590, respectively, to its parent companies, Aegon and TLIC. Of the common stock dividend amount, $76,057 was considered an ordinary dividend and $220,533 was considered an extraordinary dividend. Of the total $300,000 preferred and common stock dividends, Aegon received $262,200 and TLIC received $37,800. The Company did not pay any dividends during 2012 and 2013.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2013, the Company meets the minimum RBC requirements.

On May 2, 2008, the Company received $150,000 from Aegon in exchange for surplus notes. The Company received approval from the Superintendent of Insurance of the New York Department of Financial Services prior to the issuance of the surplus notes, as well as the December 31, 2013, 2012 and 2011 interest payments. These notes are due 20 years from the date of issuance at an interest rate of 6.25% and are subordinate and junior in the right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company.

Additional information related to the outstanding surplus notes at December 31, 2013 and 2012 is as follows:

For Year Ending	Balance Outstanding	Interest Paid Current Year	Cumulative Interest Paid	Accrued Interest
2013	$150,000	$9,375	$53,125	$—
2012	150,000	9,375	43,750	—

The Company held special surplus funds in the amount of $8,085 and $6,660, as of December 31, 2013 and 2012, respectively, for annuitant mortality fluctuations as required under New York Regulation 47, Separate Account and Separate Account Annuities.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

10. Securities Lending

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102% of the fair value of the loaned domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2013 and 2012, respectively, securities in the amount of $416,442 and $238,014 were on loan under securities lending agreements. At December 31, 2013, the collateral the Company received from securities lending was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $430,659 and $257,972 at December 31, 2013 and 2012, respectively.

The contractual maturities of the securities lending collateral positions are as follows:

Fair Value
Open	$430,771
30 days or less	—
31 to 60 days	—
61 to 90 days	—
Greater than 90 days	—

Total	430,771

Securities received	—

Total collateral received	$430,771

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

The maturity dates of the reinvested securities lending collateral are as follows:

	Amortized Cost	Fair Value
Open	$51,302	$51,302
30 days or less	206,980	206,962
31 to 60 days	65,413	65,413
61 to 90 days	74,097	74,095
91 to 120 days	5,406	5,407
121 to 180 days	27,480	27,480
181 to 365 days	—	—
1 to 2 years	—	—
2-3 years	—	—
Greater than 3 years	—	—

Total	430,678	430,659

Securities received	—	—

Total collateral reinvested	$430,678	$430,659

For securities lending, the Company’s sources of cash that it uses to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $430,668 (fair value of $430,659) that are currently tradable securities that could be sold and used to pay for the $430,771 in collateral calls that could come due under a worst-case scenario.

11. Retirement and Compensation Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by Aegon. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from Aegon. The pension expense is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits and based upon actuarial participant benefit calculations. The benefits are based on years of service and the employee’s eligible annual compensation. Pension expenses were $9, $9 and $8 for the years ended December 31, 2013, 2012 and 2011, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

The Company’s employees also participate in a defined contribution plan sponsored by Aegon which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. The Company’s allocation of benefits expense for the years ended December 31, 2013, 2012 and 2011 was $6 for each year, respectively.

Aegon sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The plans are noncontributory, and benefits are based on years of service and the employee’s compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, Aegon has established incentive deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2013, 2012 and 2011 was insignificant. Aegon also sponsors an employee stock option plan/stock appreciation rights for employees of the Company and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of Aegon and the Company.

In addition to pension benefits, the Company participates in plans sponsored by Aegon that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The postretirement plan expenses are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company’s allocation of postretirement expenses was negligible for the years ended December 31, 2013, 2012 and 2011.

12. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

In accordance with an agreement between Aegon and the Company, Aegon will ensure the maintenance of certain minimum tangible net worth, operating leverage and liquidity levels of the Company, as defined in the agreement, through the contribution of additional capital by Aegon as needed.

The Company is party to a service agreement with TLIC, in which the Company receives services, including accounting, data processing and other professional services, in consideration of reimbursement of the actual costs of services rendered. The Company is party to a Management and Administrative and Advisory agreement with Aegon USA

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

Realty Advisors, Inc. (Advisor) whereby Advisor serves as the administrator and advisor for the Company’s mortgage loan operations. Aegon USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. During 2013, 2012 and 2011, the Company paid $31,069, $24,579 and $23,065, respectively, for these services, which approximates cost.

The Company has an administration service agreement with Transamerica Asset Management, Inc. to provide administrative services to the Aegon/Transamerica Series Trust. The Company received $4,380, $2,699 and $1,688 for these services during 2013, 2012 and 2011, respectively.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $9,336, $5,633 and $4,411 for the years ended December 31, 2013, 2012 and 2011, respectively.

Payables to and receivables from affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2013, 2012 and 2011, the Company paid (received) net interest of $7, $(12) and $11, respectively, to (from) affiliates. At December 31, 2013 and 2012, the Company reported a net amount of $365 payable to and $87,032 due from affiliates, respectively. Terms of settlement require that these amounts are settled within 90 days.

At December 31, 2013 and 2012, the Company had short-term intercompany notes receivable of $50,000 and $54,700 as follows. The Company did not have any short-term intercompany notes receivable at December 31, 2011. In accordance with SSAP No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties, these notes are reported as short-term investments.

Receivable from	Amount	Due By	Interest Rate
December 31, 2013
AEGON	$50,000	May 21, 2014	0.10%

December 31, 2012
AEGON	$54,700	April 25, 2013	0.12%

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

13. Managing General Agents

The Company utilizes managing general agents and third-party administrators in its operations. Information regarding these entities is as follows:

Name and Address of Managing General Agent or Third-Party Administrator	FEIN	Exclusive Contract	Types of Business Written	Types of Authority Granted	Total Direct Premiums Written/ Produced By

The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	23-1945930	No	Deferred and Income Annuities	C,B,P,U	$52,545

C-	Claims Payment
B-	Binding Authority
P-	Premium Collection
U-	Underwriting

For years ended December 31, 2013, 2012 and 2011, the Company had $52,545, $36,282 and $20,974, respectively, of direct premiums written by The Vanguard Group, Inc.

14. Commitments and Contingencies

The Company has contingent commitments of $21,212 and $14,317, at December 31, 2013 and 2012, respectively, to provide additional funding for joint ventures, partnerships and limited liability companies, which includes LIHTC commitments of $9,559 and $2,127 at December 31, 2013 and 2012, respectively.

Private placement commitments outstanding as of December 31, 2013 and 2012 were $32,000 and $11,715, respectively.

There were no securities acquired on a “to be announced” (TBA) basis at December 31, 2013 and 2012.

Cash collateral received from derivative counterparties as well as the obligation to return the collateral is recorded on the Company’s balance sheet. The amount of cash collateral posted to the Company as of December 31, 2013 and 2012, respectively, was $0 and $20,331. In addition, securities in the amount of $8,352 and $19,891 were also posted to the Company as of December 31, 2013 and 2012, respectively, which were not included in the financials of the Company. Noncash collateral is not to be recognized by the recipient unless that collateral is sold or repledged or the counterparty defaults.

The Company is a party to legal proceedings involving a variety of issues incidental to its business. Lawsuits may be brought in nearly any federal or state court in the United

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given its complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s balance sheet. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $8,680 and $34,002 at December 31, 2013 and 2012, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The Company had an offsetting premium tax benefit of $4,679 and $16,319 at December 31, 2013 and 2012, respectively. The guaranty fund expense was $3,437, $174 and $9,674 for the years ended December 31, 2013, 2012 and 2011, respectively.

15. Sales, Transfer and Servicing of Financial Assets and Extinguishments of Liabilities

The Company enters into dollar repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received. As of December 31, 2013 and 2012, the Company had dollar repurchase agreements outstanding in the amount of $20,491 and $63,548, respectively. The Company had an outstanding liability for borrowed money in the amount $20,029 and $67,407 at December 31, 2013 and 2012, respectively due to participation in dollar repurchase agreements which includes accrued interest.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

The contractual maturities of the dollar repurchase agreement positions are as follows:

Fair Value
Open	$19,970
30 days or less	—
31 to 60 days	—
61 to 90 days	—
Greater than 90 days	—

Total	19,970

Securities received	—

Total collateral received	$19,970

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. There were no securities of NAIC designation 3 or below sold during 2013 and reacquired within 30 days of the sale date.

16. Subsequent Event

The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are issued, provided they give evidence of conditions that existed at the balance sheet date (Type I). Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). With the exception of the Affordable Care Act annual fee described below, the Company has not identified any Type I or Type II subsequent events for the year ended December 31, 2013 through the date the financial statements are issued.

On January 1, 2014, the Company will be subject to an annual fee under section 9010 of the Affordable Care Act (ACA). This annual fee will be allocated to individual health insurers based on the ratio of the amount of the entity’s net premiums written during the preceding calendar year to the amount of health insurance for any U.S. health risk that is written during the preceding calendar year. A health insurance entity’s portion of the annual fee becomes payable once the entity provides health insurance for any U.S. health risk for each calendar year beginning on or after January 1, 2014. As of December 31, 2013, the Company has written health insurance subject to the ACA assessment, expects to conduct health insurance business in 2014, and estimates their portion of the annual health insurance industry fee payable on September 30, 2014 to be $41. This assessment is not expected to have a material impact on risk based capital in 2014.

Statutory-Basis Financial

Statement Schedules

Transamerica Financial Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Thousands)

December 31, 2013

SCHEDULE I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet (2)
Fixed maturities
Bonds:
United States government and government agencies and authorities	$724,271	$706,791	$725,734
States, municipalities and political subdivisions	117,278	120,226	117,278
Foreign governments	160,850	157,972	155,936
Hybrid securities	107,181	109,269	107,181
All other corporate bonds	6,512,287	6,828,589	6,507,955
Preferred stocks	1,706	2,715	1,706

Total fixed maturities	7,623,573	7,925,562	7,615,790

Equity securities
Common stocks:

Industrial, miscellaneous and all other	1,616	1,954	1,954

Total common stocks	1,616	1,954	1,954

Mortgage loans on real estate	551,082		551,082
Policy loans	64,552		64,552
Other long-term investments	72,199		72,199
Cash, cash equivalents and short-term investments	74,946		74,946
Securities lending reinvested collateral assets	430,678		430,678

Total investments	$8,818,646		$8,811,201

Transamerica Financial Life Insurance Company

Supplementary Insurance Information

(Dollars in Thousands)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*
Year ended December 31, 2013
Individual life	$869,381	$—	$21,570	$125,537	$46,663	$149,294	$78,876
Individual health	36,307	5,860	6,458	50,477	2,503	33,298	18,435
Group life and health	133,342	1,612	7,592	47,312	7,480	31,284	17,048
Annuity	6,261,077	—	407	5,023,344	350,234	3,923,268	1,380,349

	$7,300,107	$7,472	$36,027	$5,246,670	$406,880	$4,137,144	$1,494,708

Year ended December 31, 2012
Individual life	$800,856	$—	$13,664	$112,965	$43,911	$114,108	$111,558
Individual health	33,163	5,194	6,159	46,142	2,470	25,920	17,866
Group life and health	126,870	1,701	7,042	47,758	7,248	29,613	14,835
Annuity	6,685,096	—	437	4,733,483	373,499	3,898,240	1,107,739

	$7,645,985	$6,895	$27,302	$4,940,348	$427,128	$4,067,881	$1,251,998

Year ended December 31, 2011
Individual life	$747,711	$—	$17,650	$(392,806)	$57,137	$(244,361)	$195,549
Individual health	29,871	5,405	10,749	39,862	2,680	23,875	20,769
Group life and health	121,400	1,764	6,654	40,610	7,514	21,200	18,354
Annuity	6,908,679	—	551	4,738,804	396,199	3,945,524	1,314,829

	$7,807,661	$7,169	$35,604	$4,426,470	$463,530	$3,746,238	$1,549,501

*	Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Financial Life Insurance Company

Reinsurance

(Dollars in Thousands)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2013
Life insurance in force	$20,734,490	$205,473,655	$202,415,889	$17,676,724	1145%

Premiums:
Individual life	$142,754	$538,079	$520,862	$125,537	415%
Individual health	51,221	950	206	50,477	0%
Group life and health	59,787	15,247	2,772	47,312	6%
Annuity	5,015,369	148	8,123	5,023,344	0%

	$5,269,131	$554,424	$531,963	$5,246,670	10%

Year ended December 31, 2012
Life insurance in force	$19,518,201	$247,623,959	$244,178,985	$16,073,227	1519%

Premiums:
Individual life	$133,277	$641,531	$621,218	$112,964	550%
Individual health	47,094	1,046	94	46,142	0%
Group life and health	55,273	10,883	3,369	47,759	7%
Annuity	4,724,707	100	8,876	4,733,483	0%

	$4,960,351	$653,560	$633,557	$4,940,348	13%

Year ended December 31, 2011
Life insurance in force	$18,982,172	$260,580,996	$257,168,145	$15,569,321	1652%

Premiums:
Individual life	$127,831	$1,127,302	$606,665	$(392,806)	-154%
Individual health	43,652	3,938	148	39,862	0%
Group life and health	51,067	14,350	3,893	40,610	10%
Annuity	4,727,987	134	10,951	4,738,804	0%

	$4,950,537	$1,145,724	$621,657	$4,426,470	14%